As filed with the Securities and Exchange Commission on April 25, 2013

File No. 333-73390

File No. 811-09337

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 16	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 38	☒

Columbus Life Insurance Company Separate Account 1

(Exact Name of Registrant)

Columbus Life Insurance Company

(Name of Depositor)

400 East Fourth Street

Cincinnati, Ohio 45202

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  1-800-677-9595

The Western and Southern Life Insurance Company

400 Broadway

Cincinnati, Ohio  45202

(Name of Guarantor)

Please send copies of all communications to:
JONATHAN D. NIEMEYER, ESQ.	MARK J. MAHONEY, ESQ.
Columbus Life Insurance Company	M.S. 32
400 East Fourth Street	400 Broadway
Cincinnati, Ohio 45202	Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on                      pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

An Indefinite Amount of Interests in

Columbus Life Insurance Company Separate Account 1 under

Legacy Survivorship Variable Universal Life Policies

(Title of Securities Being Registered)

LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Columbus Life Insurance Company	Prospectus

Separate Account 1	May 1, 2013

This prospectus describes the Legacy Survivorship Variable Universal Life flexible premium insurance policies and the investment options available to policy owners. It contains information you should know before purchasing a policy and selecting investment options. Please read this prospectus carefully and keep it for future reference.

Columbus Life Insurance Company issues the policies.

The policies may not be available in all states.  In addition, policy provisions may vary slightly from state to state according to state law.  Please read your policy carefully when you receive it. This prospectus is not part of the insurance policy. The insurance policy will be our contract with you.

Description of benefits in this prospectus depend on the policy being in force.  It is your responsibility to pay enough premium to keep the policy in force.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This policy is not a deposit or obligation of any bank. No bank has guaranteed or endorsed the policy. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, the National Credit Union Share Insurance Fund or any other government agency.

Investments in variable life insurance policies involve investment risk, including possible loss of principal and earnings.

The policy is a flexible premium survivorship variable universal life insurance policy.  The amount or duration of the death benefit may be variable or fixed under specified conditions and may increase or decrease.  The cash value of the policy may increase or decrease in accordance with the experience of the separate account.  You could lose your entire investment, depending on the performance of the investment options.  If this occurs and a no-lapse guarantee is not in effect, there could be no death benefit absent additional payments made to keep the policy in force. (MA)

The purpose of this variable life insurance policy is to provide insurance protection on the life of the insureds for the beneficiary named therein.

No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund. (GA)

This prospectus is for use with policy series CL 79 0203 and CL 79 0203 R.

TABLE OF CONTENTS

RISK/BENEFIT SUMMARY	5
Policy Benefits	5
Policy Risks	6
Fund Company Risks	6
Fee Tables	7

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS	11
Columbus Life Insurance Company	11
Guarantee of Insurance Obligations	11
Columbus Life Insurance Company Separate Account 1	11
Notice Regarding Producer Compensation	12
Sub-Account Investment Options	13
Voting Rights	17
Fixed Account	17

POLICY CHARGES	18
Premium Expense Charge	18
State Tax Charge	19
Cost of Insurance Charge	19
Per $1,000 Charge	20
Per Policy Charge	21
Mortality and Expense Risk Charge	21
Rider Charges	21
Surrender Charge	22
Transfer Fee	23
Withdrawal Fee	23
Administrative Fee	23

GENERAL DESCRIPTION OF THE POLICIES	24
Who Can Purchase a Policy	24
Allocation of Net Premiums and Transfers Among Investment Options	24
Market Timing	26
Dollar Cost Averaging Program	27
Automatic Rebalancing Program	27
Rider Benefits	28
Conversion and Policy Split Option	32
Policy Changes	32
Assignment of Policy	33
Contestability	33

PREMIUMS	34
Premium Payments	34
Planned Premium	34
Net Premium	35
Target Premium	35
Term No-Lapse Guarantee Premium	35

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DEATH BENEFIT	36
Death Benefit	36
Table Of Death Benefit Factors And Example Of Death Benefit Calculation	37
Suicide Exclusion	38
Effective Date of Coverage and Temporary Insurance	38
Changes to Coverage	39
Extended Coverage Period	39
Payment Options	40

POLICY VALUES AND VALUATION	41
Account Value	41
Net Cash Surrender Value	41
Valuation of the Sub-Accounts	41

SURRENDER AND PARTIAL WITHDRAWALS	43
Surrender	43
Partial Withdrawals	43
Canceling the Policy Without Penalty	43
Delay in Payment	44

LOANS	44

LAPSE AND REINSTATEMENT	45

TAXES	46
Tax Status of Policy	46
Modified Endowment Contract	46
Tax Consequences of Withdrawals and Loans	47
Accelerated Death Benefits	47
Extended Coverage	48
Policy Split Option	48
Tax Consequences on Insured’s Death	48
Death of Owner Who is Not the Insured	48
Transfers	48
Federal Estate and Gift Tax	49

Corporate and Qualified Retirement Plan Ownership	49

Withholding	50

LEGAL PROCEEDINGS	51

FINANCIAL STATEMENTS	51

TERMINOLOGY INDEX	52

STATEMENT OF ADDITIONAL INFORMATION	53

PERSONALIZED ILLUSTRATION	53

CONTACT US	53

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RISK/BENEFIT SUMMARY

Policy Benefits

The policy provides life insurance coverage on the lives of two insured persons until the younger insured’s age 120, so long as you do not surrender the policy or allow it to lapse.  The death benefit is payable on the death of the second insured to die.  You have a choice of two death benefit options. The specified amount option is less costly and allows you to focus on building a higher cash value.  The specified amount plus account value option allows you to focus on building a higher death benefit, but because it is more costly, your cash value will be less than under the specified amount option.  With either option, the death benefit will not be less than the “corridor” death benefit amount required by federal tax law. See the Death Benefit section of this prospectus.

Because this is a variable policy, you will invest the cash value of the policy in the available underlying funds.  A fixed account option, guaranteed by Columbus Life, is also available.  See the Sub-Account Investment Options and Fixed Account sections of this prospectus.  You will have access to the cash value of the policy through withdrawals and loans, subject to certain restrictions.  See the Surrender, Partial Withdrawals, and Loans sections of this prospectus.

The base policy includes a no-lapse guarantee which assures that your policy will not lapse during the first 20 policy years (or until the younger insured’s age 90, if earlier) so long as you pay a minimum amount of premium that we specify. Policy years are years measured from the date we issue the policy. See the Term No-Lapse Guarantee Premium section of this prospectus. In addition, if your policy is in force on the policy anniversary when the younger insured is (or would have been) age 120 (and you have a positive net cash surrender value), your policy will continue with a death benefit equal to the net cash surrender value until you surrender it or until the death of the second insured. A policy anniversary is a yearly anniversary of the date we issue the policy. See the Extended Coverage section of this prospectus.

Additional benefits may be available by rider.  See the Riders section of this prospectus.

You have a right to examine the policy when you receive it.  If you are not satisfied, you may return the policy to us or to one of our agents within 10 days, without incurring any charges.  In most states, however, you will bear the risk of investment gain or loss during this period.  See the Canceling the Policy Without Penalty section of this prospectus.

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Policy Risks

There are risks of investing in a variable universal life policy.  You bear the risk that the investment options you select will not perform well.  In other words, you bear the entire risk of loss of principal and earnings on amounts invested in the sub-accounts.  And, if your policy does not perform well you may have to make higher than planned premium payments to cover the monthly policy charges.  If you do not pay enough premium, you bear the risk that your policy will lapse.  See the Lapse and Reinstatement section of this prospectus.

Variable universal life is not suitable as a short-term savings vehicle.  Successful investment in the sub-accounts may depend on long-term investing. See the Investment Options section of this prospectus.  In addition, a surrender charge applies if the policy terminates during the first twelve policy years. See the Surrender Charge section of this prospectus.

There is a possibility of adverse tax consequences.  A policy could fail to qualify as life insurance if coverage extends beyond the younger insured’s age 120, or if excessive premiums are paid into the policy. We monitor premium payments and will generally reject any premium that would cause a policy to fail to qualify as life insurance.  Alternatively, your policy could be treated as a “modified endowment contract.” Withdrawals and loans are generally subject to income tax (to the extent of the gain in the contract) if the policy is a modified endowment contract, and a 10% federal tax penalty may apply to distributions, including loans. We will notify you if your policy has become a modified endowment contract. See the Taxes section of this prospectus.  You should consult a qualified tax advisor about the tax consequences of owning a policy.

Fund Company Risks

A comprehensive discussion of the risks of investing in each fund is included in the fund company prospectuses.  Some funds involve more risk than other funds. Please discuss these risks with your registered representative.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that you will pay at the time that you make premium payments, make withdrawals or surrender the policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Maximum Charge	Current Charge
Premium Expense Charge*	Receipt of premium	7.50% of each premium	6.50% of each premium
State Tax Charge**	Receipt of premium	3.0% of each premium	1.40% to 3.50% of each premium
Surrender Charge***	Full surrender or lapse during first 12 policy years	$36.21 per $1,000 of initial specified amount	$36.21 per $1,000 of initial specified amount
Withdrawal Fee	Each withdrawal after the first in a policy year	$50 per withdrawal	$50 per withdrawal
Transfer Fee	Each transfer from a sub-account after the twelfth in a policy year	$10 per transfer	$10 per transfer
Administrative Fee	Each request under the Accelerated Death Benefit Rider, and Accelerated Death Benefit Plus Rider	$150 per request	$150 per request
Net Interest Rate for Policy Loans****	Accrues on outstanding indebtedness daily	1% per annum of outstanding indebtedness	1% per annum of outstanding indebtedness
Overloan Protection Rider Charge	When benefits under the rider are elected	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date

*Rates decline over a period of years and with higher premium payments.  See the Premium Expense Charge section of this prospectus.  Charge will be higher in Texas because the State Tax Charge is collected as a Premium Expense Charge.

**We charge the actual state tax charge rate for the state of your residence, as a percent of each premium. See the State Tax Charge section of this prospectus. Louisiana imposes a state tax charge of 3.23% and Nevada a charge of 3.5%.  In Oregon, the state tax charge is called a tax charge back.  There is no State Tax Charge in Texas.

***The maximum initial surrender charge for a particular policy varies by individual characteristics.  Surrender charges for all policies are level for the first five policy years and then decline over the next seven policy years, and disappear completely in the thirteenth policy year. See the Surrender Charge section of this prospectus.

****The net interest rate is the difference between the rate we charge on policy loans and the rate we credit on the loan account. The rate currently credited may change which would affect the net interest rate, but the net interest rate will not exceed 1%.  If indebtedness is not repaid, it will be deducted from the account value upon termination of the policy; or, if indebtedness is outstanding at the time of the second insured’s death, it will be deducted from the death benefit. See the Loans section of this prospectus.

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the policy, not including fund company fees and expenses.

Periodic Charges Other Than Fund Company Operating Expenses

That DO NOT Depend on Individual Characteristics of the Insureds

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Current Charge (on an annual basis)
Per Policy Charge	Monthly	$108.00 flat fee	$90.00 flat fee
Mortality & Expense Risk Charge*	Monthly	0.90% of variable account value	0.70% of variable account value

* Rates can decline in year 13 depending on variable account value band.  See the Mortality and Expense Risk Charge section of this prospectus.

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Periodic Charges Other Than Fund Company Operating Expenses

That DO Depend on Individual Characteristics of the Insureds

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Minimum Charge* (on an annual basis)	Annual charge for two 64-year old standard non- tobacco user insureds, one male, one female**
Cost of Insurance Charge***	Monthly	$1,000.00	$0.0003	$0.01
		per $1,000 of net amount at risk attributable to base policy specified amount
Per $1,000 Charge***	Monthly	$2.70	$0.72	$1.44
		per $1,000 of initial base policy specified amount
Optional Rider Charges***
Last Survivor Additional Life Rider
— Per $1,000	Monthly	$0.41	$0.00	$0.00
		per $1,000 of initial additional life rider face amount
— COI	Monthly	$1,000.00	$0.0002	$0.008
		per $1,000 of net amount at risk attributable to additional life rider face amount
Extended No-Lapse Guarantee Rider — COI	Monthly	$0.12	$0.12	$0.12
		per $1,000 of base policy specified amount plus additional life rider face amount
Extended Coverage Benefit Rider — COI
Enhanced Cash Value Rider — COI	Monthly during first policy year	$5.16	$0.24	$1.20
		per $1,000 of base policy specified amount
Other Insured Rider — COI	Monthly	$378.72	$0.84	Charge for a 64-year-old male standard non-tobacco user insured: $17.04
		per $1,000 of other insured benefit amount

*Minimum charges shown are for insured(s) that pose the least risk to us, and are for the first policy year only.  Most cost of insurance charges increase significantly each year.

**Charge shown is charge at issue.  Most cost of insurance charges increase each year as the insureds age, subject to the maximum charges shown.

***Most cost of insurance (“COI”) charges and per $1,000 (“Per $1,000”) charges vary based on individual characteristics. Minimum and maximum charges shown may not be representative of the charges that particular policy owners will pay. Maximum charges for substandard risk classes may be higher than those shown. You may obtain more information from your registered representative about cost of insurance charges and per $1,000 charges that would apply to your policy.

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The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy.  More detail concerning each fund’s fees and expenses is included in the prospectus for each fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets, including fees, distribution and/or services fees, and other expenses)	0.31%	1.92%

The minimum and maximum are based on management fees and other expenses incurred, before fee waivers or expense reimbursements, for the 12-month period ended December 31, 2010.

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GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS

Columbus Life Insurance Company

The Depositor is Columbus Life Insurance Company (Columbus Life), 400 East Fourth Street, Cincinnati, OH  45202.  Columbus Life is licensed as a life insurance company in the District of Columbia and all states except New York.

Guarantee of Insurance Obligations

Insurance obligations under the policies issued by Columbus Life are guaranteed by The Western and Southern Life Insurance Company (WSLIC), an affiliate of Columbus Life.  Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and account values invested in the Fixed Account.  The guarantee does not guarantee account value or the investment performance of the variable investment options available under the policies.  The guarantee provides that policy owners can enforce the guarantee directly.

Columbus Life expects that the WSLIC guarantee will continue indefinitely.  However, if the guarantee terminates, the insurance obligations on policies issued prior to the termination of the guarantee would continue to be covered by the guarantee, including obligations arising from premium payments or other payments received after termination, until satisfied in full.  Policies issued after termination would not be covered by the guarantee.

WSLIC is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888.  WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio  45202.  WSLIC is licensed in 43 states of the United States and the District of Columbia.  WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc.

Columbus Life Insurance Company Separate Account 1

The Registrant is Columbus Life Insurance Company Separate Account 1 (Separate Account 1). Separate Account 1 holds the investments allocated to the sub-accounts by policy owners.  It may also hold assets for the benefit of owners of certain other variable universal life insurance policies that it issues. Separate Account 1 invests the assets of each sub-account in an underlying fund.

Each sub-account buys shares of a fund at net asset value without a sales charge. Each sub-account reinvests dividends and capital gains distributions from a fund in the shares of that fund at net asset value without a sales charge. Each sub-account redeems fund shares attributable to a policy at net asset value to the extent necessary to make payment of death proceeds or other payments under the policy.

The income, gains, and losses credited to, or charged against, Separate Account 1 reflect Separate Account 1’s own investment experience and not the investment experience of Columbus Life’s

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other assets.  The assets of Separate Account 1 may not be used to pay any liabilities of Columbus Life other than those arising from the policies.  Columbus Life is obligated to pay all amounts guaranteed under the policies.

Notice Regarding Producer Compensation

Columbus Life may enter into marketing expense agreements with selected broker-dealers that distribute its products.  Marketing expense compensation is intended to reimburse the broker-dealer for expenses incurred in marketing Columbus Life variable universal life insurance products.  Marketing expense reimbursement, together with commission payments, will not exceed the maximum commission levels disclosed in the Statement of Additional Information.

A broker-dealer or financial institution that distributes our variable life contracts may receive additional compensation from us for training, marketing or other services provided.  Columbus Life may enter into focus sponsor agreements with selected broker-dealers that distribute its products.  Focus sponsor fees are intended to defray the broker-dealer’s costs of hosting conferences at which Columbus Life variable universal life products are marketed to registered representatives.  For example, Columbus Life may contribute to the cost of exhibitor fees, speaker fees, and conference meals.

Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable life insurance contract.  This could be considered a conflict of interest.

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Sub-Account Investment Options

The funds listed on the next two pages are the sub-account investment options under this policy.

The fund advisors and sub-advisors do not guarantee that the funds will meet their investment objectives. More complete information about each fund, including information about its risks, performance and other investment strategies, is included in the prospectus of the fund. You may obtain copies of fund prospectuses from your registered representative, or from us by calling 1-800-677-9595.  You may also access fund prospectuses on our website at www.columbuslife.com under “Values and Performance.”  Please read each prospectus carefully before you make decisions about your investment options.

A fund may have a name and/or investment objective that is very similar to the name of a publicly available mutual fund managed by the same advisor or sub-advisor. The funds in which the sub-accounts invest are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in various factors that affect the operation of a fund, such as implementation of investment policies, fund expenses and the size of the fund. In addition, the investment return of your policy will be less than the investment return of funds you select because you will pay policy charges.

We have entered into agreements between Columbus Life or Touchstone Securities, Inc. and the investment advisors or distributors of each of the funds.  Under the terms of these agreements, we will provide administrative, marketing and/or distribution services to the funds.  For these services, the funds or their investment advisors or distributors pay us fees equal to an annual rate ranging from 0.05% to 0.35% of the average net assets invested by the sub-account investment options in the funds.  These fees may be paid from the investment advisors’ assets or the funds under distribution and/or servicing plans adopted by the funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act).  In addition, we may receive marketing allowances from investment advisors to support training and distribution efforts.

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Sub-Account Investment Option	Type	Advisor/Sub-Advisor
DWS Investments VIT Funds
DWS Equity 500 Index VIP - Class A	Large Cap Blend	Deutsche Investment Management Americas Inc. Sub-Advisor: Northern Trust Investments, N.A.
DWS Small Cap Index VIP - Class A	Small Cap Blend
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Equity-Income Portfolio — Service Class 2	Large Cap Value
Fidelity® VIP Contrafund® Portfolio — Service Class 2	Flexible Investment Strategy	Fidelity Management & Research Company. FMR Co., Inc. (FMR) and other affiliates of FMR serve as sub-advisers for the funds.
Fidelity® VIP Growth & Income Portfolio — Service Class 2	Large Cap Blend
Fidelity® VIP Growth Portfolio — Service Class 2	Large Cap Growth
Fidelity® VIP Asset ManagerSM Portfolio — Service Class 2	Balanced
Fidelity® VIP Balanced Portfolio — Service Class 2	Balanced
Fidelity® VIP Mid Cap Portfolio — Service Class 2	Mid Cap Growth
Fidelity® VIP Money Market Portfolio — Initial Class	Money Market
Fidelity® Freedom 2010 Portfolio — Service Class 2	Total Return	Strategic Advisers, Inc.
Fidelity® Freedom 2015 Portfolio — Service Class 2	Total Return
Fidelity® Freedom 2020 Portfolio — Service Class 2	Total Return
Fidelity® Freedom 2025 Portfolio — Service Class 2	Total Return
Fidelity® Freedom 2030 Portfolio — Service Class 2	Total Return
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income Securities Fund - Class 2	Large Cap Value	Franklin Advisers, Inc.
Franklin Income Securities Fund - Class 2	Balanced
Franklin U.S. Government Fund - Class 2	Fixed Income - Gov’t
Franklin Large Cap Growth Securities Fund - Class 2	Large Cap Growth
Templeton Foreign Securities Fund - Class 2	International Equity	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund - Class 2	Global Equity	Templeton Global Advisors Limited
Mutual Shares Securities Fund - Class 2	Mid Cap Value	Franklin Mutual Advisers, LLC
Invesco Variable Insurance Funds
Invesco V.I. Value Opportunities Fund - Series II Shares	Large Cap Value	Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund — Series II Shares	Large Cap Growth
Invesco V.I. Comstock Fund- Series II Shares	Large Cap Value
Invesco V.I. Core Equity Fund - Series II Shares	Large Cap Blend
Invesco V.I. American Value Fund —Series II Shares	Mid-Cap Value

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Janus Aspen Series
Janus Aspen Enterprise Portfolio — Service Shares	Mid Cap Growth	Janus Capital Management, LLC
Janus Aspen Forty Portfolio — Service Shares	Large Cap Growth
Janus Aspen Global Research Portfolio — Service Shares	Global Equity
Oppenheimer Variable Account Funds
Oppenheimer Discovery Mid Cap Growth Fund/VA — Service Class II	Small and Mid Cap Growth	OppenheimerFunds, Inc.
Oppenheimer Global Strategic Income Fund/VA — Service Class II	Multi-Sector Bond
(Oppenheimer) Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA — Service Class	International Equity	OppenheimerFunds, Inc.
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn® Strategy Portfolio —Administrative Class	Specialty	Pacific Investment Management Company LLC (“PIMCO”)
PIMCO VIT Total Return Portfolio —Administrative Class	Fixed Income - Intermediate-Term
Putnam Variable Trust
Putnam VT Growth and Income Fund - Class IB	Large Cap Value	Putnam Investment Management, LLC as adviser and Putnam Investments Limited as sub-manager for all funds. VT International Equity Fund, Putnam Advisory Company, LLC as sub-adviser
Putnam VT International Equity Fund - Class IB	Foreign Large Blend
Putnam VT Small Cap Value Fund - Class IB	Small Cap Value
Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Guggenheim VT Multi-Hedge Strategies Fund	Alternative Investment	Security Investors, LLC, known as Guggenheim Investments
Touchstone Variable Series Trust*
Touchstone VST Baron Small Cap Growth Fund	Small Cap Growth	BAMCO, Inc.
Touchstone VST Mid Cap Growth Fund	Mid Cap Growth	Westfield Capital Management Company, L.P.
Touchstone VST Third Avenue Value Fund	All Cap Value	Third Avenue Management LLC
Touchstone VST High Yield Fund	Fixed Income — High Yield	Fort Washington Investment Advisors, Inc.
Touchstone VST Core Bond Fund	Fixed Income - Intermediate Term
Touchstone VST Money Market Fund	Money Market

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Touchstone VST Large Cap Core Equity Fund	Large Cap Core	Todd Asset Management
Touchstone VST Conservative ETF	Conservative Allocation
Touchstone VST Moderate ETF	Moderate Allocation
Touchstone VST Aggressive ETF	Large Blend
Touchstone VST Enhanced ETF	Large Blend
The Universal Institutional Funds, Inc. (UIF)
UIF Emerging Markets Debt Portfolio — Class II	Emerging Markets

Morgan Stanley Investment Management Inc.;  Sub-Advisors for UIF Emerging Markets Equity and UIF Global Real Estate Portfolios:  Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited

UIF Emerging Markets Equity Portfolio - Class II	Emerging Markets
UIF Global Real Estate Portfolio — Class II	Global Specialty

*The advisor listed for each of the Touchstone Variable Series Trust funds is a sub-advisor to Touchstone Advisors, Inc.

Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. are affiliates of Columbus Life.  Touchstone Variable Series Trust is also an affiliate of Columbus Life.

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Voting Rights

Separate Account 1 is entitled to vote the fund shares it holds at any meeting of shareholders of the funds.  If you had an interest in a sub-account on the record date for a shareholder vote, we will ask you for voting instructions.  We will vote the number of fund shares represented by your interest in the sub-account according to your instructions.

If we do not receive voting instructions from you, we will vote the shares for which you are entitled to provide instructions in the same proportion as the voting instructions received from policy owners who provide instructions. If Columbus Life itself is entitled to vote at the shareholders meeting, it will vote its shares in the same manner.

We may disregard voting instructions to the extent permitted or required by law. If we disregard the voting instructions we receive, we will include a summary of our actions in our next report to you.

Fixed Account

The fixed account is an investment option under the policy.

Amounts allocated to the fixed account will earn a fixed rate of interest. We guarantee that this interest rate will never be less than an effective annual rate of at least 3% (4% in Texas).  We may, but are not required to, credit interest in excess of this rate.

Amounts allocated to the fixed account become part of Columbus Life’s general account assets.  The general account contains all of Columbus Life’s assets other than those in Columbus Life separate accounts.  General account assets support Columbus Life’s annuity and insurance obligations and are subject to the general liabilities of Columbus Life.

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POLICY CHARGES

We assess charges to support the operation of your policy and Separate Account 1. We deduct some charges from your premium payments and others from your account value.  When we deduct charges from your account value, we deduct them pro rata from the sub-accounts and fixed account in which your account value is invested unless you have instructed us to deduct these charges from a specific sub-account or the fixed account.  The purpose of a charge is explained in the description of each charge below. We pay the state tax charge to the state of your residence. We pay federal taxes due to the Internal Revenue Service.  We pay distribution expenses to Touchstone Securities, Inc. and other broker-dealers.  We retain charges that pay for administrative expenses to offset our internal and external operating costs associated with the policies.  We retain charges that compensate us for risks we assume under the policies.

In addition, the funds pay management fees and expenses, and in some cases distribution fees, which are deducted from fund assets.  These charges to the funds are reflected in the daily net asset values of the funds and in the sub-account accumulation unit values. Fund company fees and expenses are described in more detail in the fund prospectuses.  Fund distribution fees are paid to Columbus Life and other insurance companies or their distributors.

Premium Charges

Premium Expense Charge

The premium expense charge partially covers our distribution expenses and federal taxes associated with the policy. We deduct the premium expense charge from each premium payment that we receive from you before we allocate the net premium to your investment options. The amount of the premium expense charge is determined by multiplying the applicable premium expense charge rate(s) by the premium (or proportionate part thereof).

Current Premium Expense Charge Rates

Policy Year	For Premium Received in a Policy Year Up to Target Premium	For Premium Received in a Policy Year In Excess of Target Premium

1-12	6.50%	3.25%
13+	2.50%	1.75%

Maximum Premium Expense Charge Rates

Policy Year	For Premium Received in a Policy Year Up to Target Premium	For Premium Received in a Policy Year In Excess of Target Premium

1-12	7.50%	4.25%
13+	3.50%	2.75%

At our option, we may charge rates different than the current rates shown above. (The Premium Expense Charge will be higher in Texas because in lieu of a State Tax Charge, a larger Premium Expense Charge is collected).  However, the premium expense charge rates are guaranteed to be no more than the maximum rates shown above.

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State Tax Charge

The state tax charge covers state taxes on insurance premiums, which are estimated to range from 0.5% to 3.50%. (There is no State Tax Charge in Texas).  We will deduct the state tax charge from each premium payment that we receive from you before we allocate the net premium to your investment options.  The amount of the state tax charge is determined by multiplying the state tax charge rate for your state times the premium.

Monthly Policy Charges

We deduct monthly policy charges on each monthly anniversary day. A monthly anniversary day is the day we issue the policy and each monthly anniversary of that date.  Monthly policy charges are deducted from your account value.

Cost of Insurance Charge

The cost of insurance charge compensates us for the insurance risk we assume under the base policy. The amount of the cost of insurance charge is determined by multiplying the current cost of insurance charge rate times the net amount at risk for the policy on the monthly anniversary day.

The net amount at risk for the policy is the amount of the death benefit for which we are at risk.  The net amount at risk on any monthly anniversary day is equal to:

(a)         The death benefit plus indebtedness, divided by 1.0024663 (1.0032737 in Texas); minus

(b)         The account value after deduction of monthly policy charges, other than the cost of insurance charge, on that monthly anniversary day.

The maximum guaranteed cost of insurance charge rates depend on the age, sex and risk class of each insured as of the date we issue the policy.  The maximum rate is different for each policy year.  Generally, the maximum rate increases each year over the life of a policy due to the increasing ages of the insureds.  The maximum rates for your policy are shown in your policy. We may change these maximum rates if your policy terminates and is later reinstated. The maximum monthly rate for any policy is $83.333333 per $1,000 of net amount at risk. We may charge current cost of insurance rates that are less than the maximum rates shown in your policy.  Your overall cost of insurance charges will be lower if a portion of your death benefit is provided under the Last Survivor Additional Life Rider (also known as Supplemental Coverage Rider or SCR).

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Per $1,000 Charge

The per $1,000 charge partially compensates us for issuing and distributing the policy. The amount of the per $1,000 charge is determined by multiplying the per $1,000 charge rate times the specified amount.  If the specified amount is decreased we will continue to calculate the per $1,000 charge as if the decrease had not occurred.

The per $1,000 charge rate depends on the age, sex and risk class of each insured as of the date we issue the policy. The maximum monthly per $1,000 charge rate we may charge is $0.22500 per $1,000 of initial base policy specified amount. The per $1,000 charge rate for your policy will be shown in your policy.

This per $1,000 charge does not apply to additional life rider specified amount.

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Per Policy Charge

The per policy charge partially compensates us for administering the policy. The maximum per policy charge is $9.00 per month. The current per policy charge is $7.50 per month.  The per policy charge is the same for all policies.  At our option, we may change the current per policy charge but we will not charge more than the maximum per policy charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge partially compensates us for assuming the mortality risk and the expense risk associated with the policy. We assume a mortality risk that the insureds will not live as long as we expect and therefore the cost of charges that we collect before we pay the death benefit under the policy will be less than we expect. We take an expense risk that the costs of issuing and administering the policy will be greater than we expect. The amount of the mortality and expense risk charge is determined by multiplying the current applicable mortality and expense risk charge rate(s) from the table below (expressed as a monthly rate) times the applicable band(s) of variable account value on the monthly anniversary day. The variable account value is the value of your investment in the sub-accounts.

Policy Year	Variable Account Value Band	Current Annual Mortality and Expense Risk Charge Rate	Maximum Annual Mortality and Expense Risk Charge Rate

1 – 12	All Amounts	0.70%	0.90%

13 +	0 - $25,000	0.70%	0.90%
	$25,001 - $50,000	0.45%	0.65%
	$50,001 - $250,000	0.20%	0.40%
	$250,001 +	0.10%	0.30%

At our option, we may charge rates different than the current rates shown. However, the mortality and expense risk charge rates are guaranteed to be no more than the maximum rates shown.

Rider Charges

For any optional rider you add to your policy, there will be a cost of insurance charge and/or a per $1,000 charge.  The rider charge will be determined on each monthly anniversary day that the charge applies. The rider charge rates will be shown in your policy. See the Rider Benefits section of this prospectus.

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Transaction Charges

Surrender Charge

The surrender charge partially compensates us for issuing and distributing the policy. During the first 12 policy years, a surrender charge will be deducted from your account value if your policy is surrendered in full or terminates when a grace period ends without sufficient premium or loan repayment being paid to keep the policy in force. Surrender charges vary depending on ages and risk classes of the insureds when the policy is issued.  Surrender charge amounts are determined when we issue the policy and do not change even if there are policy changes, such as decreases.

The maximum surrender charges for any policy (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $42.78 per $1,000 of specified amount.

Policy Year	1	2	3	4	5	6
Maximum Surrender Charge Rate	150.0%	150.0%	150.0%	150.0%	150.0%	148.3%

Policy Year	7	8	9	10	11	12
Maximum Surrender Charge Rate	128.3%	108.3%	88.3%	68.3%	47.9%	22.9%

The surrender charge remains at the initial level during the first five policy years. During policy years six through ten, the surrender charge reduces uniformly each month, reaching 1/3 of its initial value by the end of the tenth policy year.  During policy years 11 and 12, it decreases at an accelerated rate and disappears by the end of year 12. Your policy will show the surrender charge amounts, in dollars, which we would charge if you surrendered your policy in any month during the first 12 policy years.

This charge does not apply to additional life rider specified amount.

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Transfer Fee

We charge $10 per transfer for each transfer from a sub-account after the twelfth in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Withdrawal Fee

We charge $50 per withdrawal for each withdrawal after the first in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Administrative Fee

We may charge an administrative fee of up to $150 to process a request under certain riders that are automatically added to your policy.  See the Rider Benefits section of this prospectus.

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GENERAL DESCRIPTION OF THE POLICIES

The policy is a flexible premium survivorship variable universal life insurance policy. It is nonparticipating, which means it does not pay dividends.  The policy is a contract between you (the owner or joint owners) and Columbus Life.  The owner has all rights under the policy subject to any assignment and to the rights of an irrevocable beneficiary to consent to a change of beneficiary.  If there are joint owners, all joint owners must consent in writing to the exercise of any rights under the policy.

The policy provides life insurance coverage on the lives of two insured persons (the insureds).  The death benefit is payable on the second death to the person or persons you designate (the beneficiary(ies)).

Who Can Purchase a Policy

You can apply for a policy by contacting your insurance agent/financial representative. We will not issue a policy unless at least one of the insureds meets our underwriting standards. We will also not issue a policy that insures a person who will be age 80 or over or under 20 years of age on the date we approve the application.

When we review an application for a policy, we examine certain information bearing on the insurance risk we would undertake in order to provide the requested coverage on the proposed insureds’ lives.  Factors bearing on insurance risk include the proposed insureds’ occupations; avocations; medical histories including family medical histories; current health status including height, weight, blood pressure and chronic illness; and other factors such as tobacco usage and driving record.  After we evaluate this information, we place each insured in a risk class.  The risk classes we currently use are preferred non-tobacco user; preferred tobacco user; standard non-tobacco user; standard tobacco user; and various “substandard” classes involving higher risk. Policy charges that pay for the costs of insurance coverage vary by policy depending on the combined risk classes of the insureds, as well as on their ages and sexes.

Allocation of Net Premiums and Transfers Among Investment Options

You allocate your net premiums by specifying on your application the percentage of your net premiums you would like to allocate to each investment option. You may change your allocation instructions at any time by notifying us either by telephone or in writing. When we receive a premium payment from you, we allocate the net premium based on the most recent allocation instructions we have received from you.

After the initial premium has been allocated, or after your free look period, if later, you can transfer your account value among the sub-accounts or from the sub-accounts to the fixed account up to 12 times per policy year without charge. Each transfer must be at least $250 or the total value of the sub-account, if less than $250. We will charge you $10 for each additional transfer

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either among the sub-accounts or from the sub-accounts to the fixed account. You are also permitted to make 1 transfer from the fixed account per policy year.  There is no charge for this transfer. The minimum transfer from the fixed account is $250. In the first 4 policy years, you cannot transfer more than 25% of your interest in the fixed account in a policy year.

The above transfer rules do not apply to dollar cost averaging transfers or automatic rebalancing transfers.  All transfers requested on the same day will be considered a single transfer for purposes of these rules and transfer charges.

The rules below determine the valuation date on which we process a transaction. (Transactions are always processed at the accumulation unit value determined on the night of the valuation date on which we process the transaction, i.e., the “next-determined value.” See the Valuation of the Sub-Accounts section of this prospectus for information about valuation.)

•                  If we receive your premium payment or transfer instructions at our Processing Office in good order on a valuation date before the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time), we will process the transaction as of that valuation date.

•                  If not, we will process the transaction as of the next valuation date.

•                  Your initial premium payment will be allocated to a money market sub-account on the date we issue the policy (or the date we have received the initial premium and any required amendments to the application). It will be allocated to the investment options you select 15 days after the date it was allocated to a money market sub-account.

Good Order is considered complete information we require to process your application or any request.

In addition, we reserve the right to deposit premium in a money market sub-account for the duration of the free look period if such period exceeds 15 days.

The minimum allocation or transfer to a single investment option is 1% of the amount allocated or transferred.  All allocations or transfers to a single investment option must be in whole percentages.

If we accept premium payments for you from an employer or an employer plan, we will apply the premium to your policy according to our allocation rules as of the date we receive it in our office from your employer or employer plan.

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Market Timing

Frequent transfers among sub-accounts (“market timing”) can disrupt an underlying fund’s ability to process transactions. This may disadvantage other policy owners because the underlying funds may incur increased transaction costs that are passed on to other policy owners.  Accordingly, Columbus Life has a policy in place with respect to market timing transfers. Columbus Life will refuse to honor a transfer request that would result in a transfer into or out of any international or high yield sub-account of the Separate Account within five (5) business days of an opposite requested transfer or automatic rebalancing transfer into or out of the same sub-account.  There are no exceptions to this policy.  Currently, the Separate Account offers the following international and high yield sub-accounts:

•                  Templeton Foreign Securities Fund

•                  Janus Aspen Global Research Portfolio

•                  Oppenheimer International Growth Fund/VA

•                  Touchstone VST High Yield Fund

•                  UIF Emerging Markets Debt Portfolio

•                  UIF Global Real Estate Portfolio

•                  UIF Emerging Markets Equity Portfolio

Columbus Life believes this is an appropriate market timing policy for the Separate Account in light of contractual restrictions on free transfers (see the Transfers section of this prospectus) and historical transfer activity within the Separate Account.  However, Columbus Life’s policy may not be effective in deterring all market timers.  Specifically, Columbus Life has not adopted a market timing policy for funds that are not international or high yield funds.  As a result, market timing could occur in these funds and other policy owners could suffer the effects of market timing. Columbus Life reserves the right to modify its market timing policy on a prospective basis in the event transfer activity within the Separate Account reveals abusive practices that are not prohibited under the current policy.

In addition to the above policy, a policy owner may be considered to be engaged in market timing if an underlying fund detects activity that it deems to be market timing under its own policies and procedures that can be traced back to an individual policy owner. If the underlying fund were to refuse a net trade made by the Separate Account due to an order placed by the individual policy owner, the Separate Account could be required to remove the market timing trade from the net trade and reject the market timing trade.  The market timing trade will be canceled and the policy owner will be required to place another order on a subsequent business day (as permitted under Columbus Life’s market timing policy) in order to complete the trade.

If a policy owner is found to be engaged in market timing, the Separate Account may, in addition to rejecting a particular transfer, revoke a policy owner’s ability to make transfer requests by telephone, fax, or any other electronic means.

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Dollar Cost Averaging Program

Dollar cost averaging is a method of investing equal amounts of money at regular intervals by transferring amounts at regular intervals from a sub-account we designate, or from the fixed account, to the sub-accounts you select. Dollar cost averaging allows you to purchase more when prices are low and less when prices are high because you will be investing during both up and down markets. You should also consider your financial ability to maintain a consistent level of investment over time.

You may instruct us to make regular transfers of:

•                  A specific dollar amount

•                  A specific percentage of the source account (or a pro rata portion until source of funds is depleted)

•                  Earnings in the source account

You select the number (or duration), frequency and timing of your transfers, subject to the following rules:

•                  Dollar cost averaging transfers must continue for at least 12 months;

•                  Each transfer must be at least $100; and

•                  The allocation to each sub-account must be at least 1% of the transfer amount.

We currently do not charge a fee for this service. However, we may charge a fee in the future for dollar cost averaging transfers.

Dollar cost averaging transfers will stop if we complete the number of transfers you requested, you ask us to stop after using the program for 12 months, you do not have enough money in your account to complete the transfer, or we discontinue the program, where permitted by law. If we discontinue the program, we will complete the transfers you previously requested.

Automatic Rebalancing Program

Automatic rebalancing of assets among sub-accounts and the fixed account maintains your desired asset allocation by resetting the account balances to your desired allocations on a quarterly, semi-annual or annual basis.  This discipline has the effect of transferring money from accounts that have earned more to those that have not performed as well, thus “buying lower, selling higher,” and ensures that your overall allocation remains consistent with your personal investment strategy.  Automatic rebalancing may not be available if dollar cost averaging is in place.

We currently do not charge a fee for this service. However, we may charge a fee in the future for automatic rebalancing transfers.

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Rider Benefits

Certain riders are automatically issued with your policy, subject to certain issue age limits and underwriting requirements.  Riders may not be available in all states and rider benefits may vary by state.  There is no additional cost of insurance charge for these riders.  These riders are:

•                  The Estate Protection Rider. This rider provides additional term insurance during the first four policy years in an amount equal to 125% of the specified amount of the policy.

•                  An Accelerated Death Benefit Rider.  These riders give you access to a portion of the Death Benefit of your policy in the form of an advance if the Insured meets the requirements in the riders approved in your state.  No advance can be taken until after the death of the first Insured.  We may charge an Administrative Fee up to $150 per advance.  Riders may not be available in all states and benefits vary by state.  Subject to the terms of the riders, you may be eligible to obtain an advance of the Death Benefit upon the occurrence of one or more of the following qualifying events as experienced by the Insured:

•                  The Insured is diagnosed with a Terminal Illness.

•                  The Insured is diagnosed with a Chronic Illness defined as being unable to perform 2 of 6 Activities of Daily Living without assistance for at least 90 days due to a loss of functional capacity.  An advance will not be paid until 24 months after the Policy Date for the qualifying event of Chronic Illness, unless an Accidental Bodily Injury that occurs after the Policy Date causes the Chronic Illness.

•                  The Insured is diagnosed with a Specified Medical Condition.

Advances of the Death Benefit will be secured by a lien on the Death Benefit payable under the policy.  Interest will be charged on the amount of any advance.  The lien will be increased each month to pay the monthly policy charges.  Unpaid premiums may increase the amount of the lien.  A lien may be increased, if necessary, to keep the policy in effect, subject to the Maximum Lien Amount.  Any lien and lien interest will be deducted from the Death Benefit payable on the policy.

•            The Change of Insured Rider for business-owned policies.  This rider permits the business owner to apply to replace the insured under the policy with a new insured. A change of insured is subject to underwriting requirements.  A change of insured will be treated as a surrender in full of the policy for tax purposes, which may result in taxable income.

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There are a number of optional insurance benefits that may be available to you by rider for an additional cost.  The availability of these riders may be limited by issue age and underwriting requirements.  These riders are:

•            The Last Survivor Additional Life Rider (also known as Supplemental Coverage Rider or SCR). This rider provides additional permanent insurance coverage (the “additional life rider face amount”) on the lives of the insureds, at a lower cost than the coverage provided under the base policy.  The additional life rider face amount will be added to the specified amount of the base policy in determining the death benefit. The coverage under this rider will be included in the net amount at risk for the policy and will be charged a monthly cost of insurance charge.  The current monthly cost of insurance charge rates for the portion of the net amount at risk that is attributable to this rider will be lower than the current monthly cost of insurance charge rates we charge for the base policy coverage.  (We guarantee the rates will never exceed the guaranteed maximum monthly cost of insurance charge rates shown in your policy.) We also charge a monthly per $1,000 charge for this rider not to exceed $0.03378 per $1,000 of additional life rider face amount.

•            The Extended No-Lapse Guarantee Rider. This rider provides a no-lapse guarantee that begins when the term no-lapse guarantee provision under the policy ends.  This no-lapse guarantee terminates on the day before the policy anniversary on which the younger insured is or would have been age 120. This no-lapse guarantee will have a different minimum monthly premium than the term no-lapse guarantee under the policy, and the minimum premium test will apply from the date we issue the policy.  You may have to pay more premium to meet the lifetime no-lapse guarantee minimum premium test than you had to pay to meet the term no-lapse guarantee minimum premium test. Availability of this rider may be limited by the amount of additional life rider face amount you have purchased. The monthly cost for this rider will be $0.01 per $1,000 of face amount (plus any additional life rider face amount), due on each monthly anniversary day beginning when the term no-lapse guarantee under the policy ends.

•            The Extended Coverage Benefit Rider. This rider replaces the extended coverage provision in the policy. If the policy is in force, and not in a grace period, on the policy anniversary on which the younger insured is or would have been age 120, the policy will continue and the amount of the death benefit will be equal to the greater of the specified amount (plus any additional life rider face amount) or the cash surrender value, less any indebtedness.

•            The Overloan Protection Rider. This rider will prevent your policy from lapsing due to excessive policy loans.  To receive the rider benefit, you must elect to receive it by sending us written notice and satisfy the following conditions:  (1) the insured is age 75 or older; (2) the policy is in its eleventh policy year or later; (3) the outstanding indebtedness is greater than 92.5% but less than 96% of the account value; and (4) the outstanding indebtedness must be greater than the Specified Amount.  Condition three (3) may be satisfied by repaying a portion of a loan.  Condition four (4) may be satisfied by reducing the Specified Amount.

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When the rider benefit is elected, your policy will be changed as follows:  (1) your death benefit will be Death Benefit Option 1; (2) you may not change the Specified Amount or the Death Benefit Option; (3) you may not make additional premium payments, though you may make loan repayments; (4) you may not make partial withdrawals or request additional loans; (5) no monthly policy charges will be deducted; (6) any attached riders with a separate charge, other than an Additional Life Rider, will terminate; (7) indebtedness will remain outstanding, but the policy loan interest rate will be set equal to the current loan crediting rate; and (8) for policies with more than one account option, all amounts not allocated to the Loan Account, if any, must be allocated to the Fixed Account.  Your new Specified Amount under the policy will equal 105% of:  (1) the Account Value on the date the benefit is elected; less (2) the rider charge.

There is a one-time charge for the rider equal to the Overloan Protection Rider Charge multiplied by the account value on the date you make an election to receive the rider benefit.  This charge will be deducted from your account value, but there will be no charge if the rider benefit is never elected.  We may charge less than the maximum rate shown on the Policy Schedule, and the charge may vary by the age of the insured on the date of election.

•                  The Enhanced Cash Value Rider.  This rider provides enhanced cash values in the first four policy years by reducing the base policy surrender charges in those years.  The lower surrender charges apply only to the initial specified amount.  Regular base policy surrender charges would apply to any increase. The benefit of this rider is an accounting benefit for business-owned policies that are permitted to deduct premium only to the extent of the policy’s cash value.  The charge for this rider is due on each monthly anniversary day during the first policy year.  The maximum monthly cost for the rider is $0.43 per $1,000 of base policy specified amount.  If the rider is in place, the maximum surrender charges for the initial specified amount for the first four policy years (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $42.78 per $1,000 of specified amount.

Policy Year	1	2	3	4
Maximum Surrender Charge Rate	60%	82.5%	105%	137.5%

•            The Other Insured Rider. This rider allows you to purchase term insurance on the life of a single insured for a cost of insurance charge that depends on the age, sex and risk class of the other insured on the date the coverage is purchased. Multiple other insureds may be covered under the rider. Other insured coverage terminates on the day before the policy anniversary on which the other insured is age 95.  The rider includes a conversion privilege with respect to each Other Insured that will continue until the earlier of: 1) the day before the policy anniversary on which the Other Insured is age 79; 2) 60 days after an event causing termination of this rider under subsection (b) of the Termination of This Rider section.  This rider has a target premium associated with it. The maximum cost of insurance charge rate is

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$31.56 per $1,000 of the other insured benefit amount for a standard male tobacco user. The rate would be higher for a substandard rating.

Riders may not be available in all states and may be subject to age or other issue limitations.  Please consult with your insurance agent/registered representative.

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Conversion and Policy Split Option

In most states, you may convert the policy to a fixed policy within the first two policy years, or within 60 days of the later of notification of a change in the investment policy of Separate Account 1 or the effective date of such change.  In most states, we will transfer all of your variable account value into the fixed account at no charge, and the sub-accounts will no longer be available as investment options.  Policy charges will continue to apply.  In some states we will convert your policy to a different fixed benefit whole or universal life product offered by us or one of our affiliates.

In most states, you may elect to split the policy into two single life policies within 6 months of the date a final divorce decree of the insureds has been in effect for 6 months or the date of a change in federal tax law resulting in a repeal of the unlimited marital deduction or a 50% reduction in the maximum estate tax bracket.  The policy split option is subject to specific conditions of the policy.  Further, if the new policies would not be treated as life insurance for federal tax purposes, we can refuse to issue the new policies.  See the Taxes section of this prospectus.

Policy Changes

We may make changes to the policy, without prior approvals, in certain circumstances in order to comply with changes in the law.  In some states, you have the right to accept or reject certain types of changes. We will notify you of any changes we make to the policy.  This notice may be provided in the form of an amended prospectus.

We may adjust policy values and/or proceeds, without prior approval, if we discover there has been a misstatement in age or sex that resulted in us charging incorrect policy charges.

Separate Account 1 is currently operated as a unit investment trust. We may operate Separate Account 1 as a management investment company or any other form permitted by law. We may also deregister Separate Account 1 if registration with the SEC is no longer required.  We will obtain the approval of the SEC if required.

If applicable rules and regulations change and permit us to vote the shares of a fund directly, we may cease asking policy owners for voting instructions. We may also change the manner in which we calculate the number of shares for which you can provide voting instructions if the applicable rules and regulations change, or if our interpretation thereof changes.

We may add, delete or combine sub-accounts. We may also substitute a new fund or similar investment option for the fund in which a sub-account invests. A deletion or substitution of a fund may be triggered by unsatisfactory investment performance, a change in laws or regulations, a change in a fund’s investment strategies or restrictions, a change in the availability of the fund for investment, or any other reason. Before any substitution, we will obtain any required approvals, including approval from the SEC or from policy owners.

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We may impose additional tax charges against the sub-account accumulation unit values if additional federal, state or local taxes are imposed on Separate Account 1 or on the policy due to a change in tax laws or regulations.

Assignment of Policy

You may assign your policy. We will not be bound by an assignment until we receive and record written notice of the assignment at the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your rights and the rights of your beneficiary will be affected by an assignment. We are not responsible for the validity or any tax consequences of an assignment.

Contestability

We may contest the validity of coverage under a policy, based on information provided in an application, within two years of the date the coverage became effective. (If you do not notify us of the death of the first insured that occurred during the two-year period, the policy may remain contestable with respect to that insured beyond the two-year period.) In some states, we may be able to contest, at any time, the validity of a policy for fraud.  We can deny a claim made under a policy if the terms and conditions of the policy are not satisfied.

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PREMIUMS

Premium Payments

Your initial premium payment must equal at least the minimum monthly premium for the term no-lapse guarantee.  See the Term No-Lapse Guarantee Premium section of this prospectus. Thereafter, you can vary the amount and frequency of your premium payments. However, if you do not pay enough premium to cover the monthly policy charges or, during a no-lapse guarantee period, to meet the no-lapse guarantee premium test, your policy will lapse after the applicable grace period ends.  See the Lapse and Reinstatement section of this prospectus.

The minimum amount of any premium payment we will accept is $50 unless you make premium payments through an automatic payment plan.  If you make payments through an automatic payment plan, we will accept amounts less than $50. There is no maximum premium payment except that we reserve the right to reject any premium payment if, in our opinion, accepting the payment would mean the policy would not qualify as life insurance under federal tax laws.

You may give the initial premium payment to your insurance agent/financial representative. You should send subsequent premium payments to the Columbus Life Variable Service Center, P.O. Box 5738, Cincinnati, Ohio 45201-2850.  As an alternative to mailing payments, we currently offer the following automatic payment plans:

•                  Pre-authorized checking or savings account deductions (monthly, quarterly, semi-annually, annually)

•                  In some circumstances, employer or employer plan payments (weekly, bi-weekly, monthly)

If you set up an automatic payment plan, you may terminate it at any time.  If you set up a pre-authorized checking or savings account payment plan, we require four days’ notice to change the amount or the timing of the deduction.  If payments are made by an employer or employee plan, any changes to the payment plan must be made through the employer.

Planned Premium

Planned premium is what you tell us you plan to pay.  You may change the amount of your planned premium at any time.  If you have not set up an automatic payment plan, we will send you statements indicating when a planned premium payment is due. Your insurance agent/financial representative will provide you with an illustration showing the hypothetical effect of making planned premium payments at various hypothetical levels of sub-account performance. Generally, you would continue to make planned premium payments until the policy anniversary the younger insured is (or would have been) 120 years of age or until the second insured dies, if earlier. It is more likely that your policy will stay in force if you continue to make the planned premium

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payments, but paying planned premiums does not guarantee that your policy will not lapse. The amount you may need to pay to keep the policy in force may be higher than the planned premium.

Net Premium

Net premium is the amount of the premium you pay less the premium expense charge and state tax charge.  The net premium is the amount that will be allocated to the investment options.

Target Premium

Target premium is a level of premium we use to determine certain charges (or maximum charges) under a policy.  Target premium is independent of the amount of premium you pay or plan to pay under a policy.  The target premium depends on the age, sex and risk class of each insured on the date the policy is issued. Certain riders may also have a target premium associated with them, which will be included in the total target premium for the policy. If you add or remove rider coverage, target premium will increase or decrease if the rider has a target premium associated with it. If you decrease the specified amount of the policy, the target premium will decrease in proportion to the decrease in coverage.  The target premium will be shown in your policy.

Term No-Lapse Guarantee Premium

If you pay the minimum monthly premium for the term no-lapse guarantee on time, we guarantee your policy will not lapse until the earlier of 1) the policy anniversary prior to the date the younger insured is (or would have been) age 90 or 2) the 20th policy anniversary.  If you do not pay the minimum premiums on time, the amount needed to prevent the policy from lapsing will be the minimum monthly premium that should have been paid with interest accrued at 3%.  We will deduct withdrawals and indebtedness from your premium payments to determine if you have met the minimum premium test or not.

Payment of the minimum monthly premium does not guarantee that your policy will have a positive net cash surrender value after the guarantee period ends.  You may need to make significant additional premium payments in order to keep your policy in force after the term no-lapse guarantee ends.

The amount of the term no-lapse guarantee premium depends on the insureds’ risk classes, ages and sexes, and the amount of insurance coverage. We determine this minimum premium when we issue the policy, and redetermine it when you add or remove optional rider coverage, or when the face amount decreases.  If we increase or decrease the minimum premium, the new minimum premium applies from the redetermination date forward. The minimum premium will be shown in your policy.

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DEATH BENEFIT

Death Benefit

The minimum death benefit under any policy is the greater of:

1)             the specified amount of the policy; or

2)             the account value multiplied by the applicable death benefit factor.

The death benefit payable under your policy depends on the death benefit option you select.  Option 1 is the same as the minimum death benefit described above.  Option 2 is the greater of:

1)             the specified amount of the policy plus the account value; or

2)             the account value multiplied by the applicable death benefit factor.

The account value multiplied by the applicable death benefit factor is the “corridor”, or minimum, death benefit required by federal tax law.  See the Table Of Death Benefit Factors And Example Of Death Benefit Calculation section of this prospectus.

The amount of the death benefit is determined as of the date of the second insured’s death. Any indebtedness outstanding as of the second insured’s date of death will be deducted from the death benefit amounts described above. The death benefit will be paid when we have received proof of the death of the insured, and proof of the interest of the claimant, satisfactory to us.

The specified amount is a fixed amount of death benefit you select, subject to a minimum specified amount of $250,000.

The option 1 or option 2 death benefit is in effect only until the policy anniversary the younger insured is or would have been age 120.  After that date, the policy is continued under the extended coverage benefit.  See the Extended Coverage Period section of this prospectus.

The investment performance of the sub-accounts as well as the level of policy charges deducted from your policy will affect the value of the corridor death benefit and the value of the option 2 death benefit. Higher investment performance will mean a higher account value and therefore a higher corridor death benefit and a higher option 2 death benefit.  Higher levels of policy charges will reduce your account value. A lower account value will reduce these death benefit values.

The amount of the death benefit will be higher if you choose option 2 than if you choose option 1. However, your monthly cost of insurance charges will be higher if you choose option 2 because our net amount at risk will be higher. This means your account value will be less than if you had chosen option 1.

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Table Of Death Benefit Factors And Example Of Death Benefit Calculation

Federal tax law requires that the death benefit under a life insurance policy be no less than a “corridor” amount. The corridor amount is the account value multiplied by the applicable factor from the table below.  Death benefit factors depend on the age the younger insured is or would have been as of the date of the second death.

Younger Insured’s Age Last Policy Anniversary	Death Benefit Factor

1 through 40	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 through 90	1.05
91	1.04
92	1.03
93	1.02
94	1.01
95 or higher	1.00

Following is an example of how we calculate the death benefit.

Option 1	Option 2

Facts:
• The younger insured’s age is less than 40 years old as of the date of the second death (applicable death benefit factor = 2.50).
• Policy’s specified amount is $250,000.
• There have been no loans taken against the policy.
• The account value is $125,000.

Under option 1, the death benefit would be the greater of $250,000 and $312,500 ($125,000 multiplied by 2.50).	Under option 2, the death benefit would be the greater of $375,000 ($250,000 plus $125,000) and $312,500 ($125,000 multiplied by 2.50).

Therefore, the death benefit would be $312,500.	Therefore, the death benefit would be $375,000.

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Suicide Exclusion

If death of either insured occurs within two years of the date we issue the policy (or date of reinstatement in most states) as a result of suicide, we will pay only a limited benefit equal to the premium payments paid less any indebtedness and any withdrawals (including withdrawal fees), and less the monthly costs of insurance on persons other than the insureds ever covered by rider.  We will pay you the net cash surrender value if it is greater.  If the first insured died by suicide, the surviving insured may use the benefit paid as a premium on a single life policy.

Effective Date of Coverage and Temporary Insurance

If we approve your application, the insurance coverage provided by your policy will be effective when you have received the policy, signed any applicable amendments to the application, and paid the required minimum initial premium while both insureds are alive and in the same health as indicated in the application. If we do not approve your application, we will notify you and return any premium you have paid.

You may be eligible for temporary insurance coverage between the date of your application and the effective date of your policy if you pay the required minimum initial premium with the application and meet certain underwriting standards.  The amount of temporary insurance coverage is subject to a maximum of $500,000. Such coverage will remain in effect for a maximum of 90 days and is subject to other restrictions.  The temporary insurance agreement is included in the application form.

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Changes to Coverage

You can request a decrease in the specified amount of your policy at any time after the first policy anniversary. You cannot decrease the specified amount below $250,000.  The minimum amount of any decrease is $25,000. Your monthly cost of insurance charges will be lower immediately following a decrease because our net amount at risk will be lower.  You may not increase the specified amount.

If you have additional life rider coverage, any requested decrease will be allocated proportionately between the base policy specified amount and additional life rider face amount. You may eliminate additional life rider face amount only after the base policy specified amount has been reduced to $250,000.

After the first policy year, you may change the death benefit option. We must approve any change in your death benefit option.  Changes in your death benefit option will be effective on the first monthly anniversary day after we approve your request.  If you change from option 1 to option 2, we will reduce the specified amount by the amount, if any, needed to keep the death benefit the same both before and after the change. We will not allow this change if it causes the new specified amount to fall below $250,000.  Your monthly cost of insurance charges will tend to be higher over the life of the policy if you change to option 2 because our net amount at risk will be higher.

If you change from option 2 to option 1, we will increase the specified amount by the amount, if any, needed to keep the death benefit the same both before and after the change. Your monthly cost of insurance charges will tend to be lower over the life of the policy if you change to option 1 because our net amount at risk will be lower.

Extended Coverage Period

If the policy is in force, and not in a grace period, on the policy anniversary on which the younger insured is age 120, the policy will continue under the extended coverage provision. We will permanently transfer all of your variable account value into the fixed account.  We will set the interest rate on any outstanding loans equal to the interest rate we pay on loan collateral.  We will no longer accept premium payments, allow loans, or deduct policy charges.  The death benefit will be revised to equal the net cash surrender value of the policy, or, if you have purchased the Extended Coverage Benefit Rider, the death benefit will be revised to equal the greater of the specified amount, less indebtedness, or the net cash surrender value of the policy.  You may make withdrawals or surrender the policy in full at any time during the extended coverage period. Partial withdrawals may reduce the death benefit.

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Payment Options

We will pay the death benefit in a lump sum or under an income plan you or the beneficiary selects. If neither you nor the beneficiary selects an income plan, we will make a lump-sum payment of the proceeds. We typically make this lump-sum payment to a special account maintained by us. We provide the beneficiary with a checkbook to access these funds from that special account.

If you or the beneficiary select an income plan, we will send you a separate written agreement putting the plan into effect. The following income plans are available in addition to other plans we may make available in the future or upon request:

Income Plan 1	Payments for Fixed Period — we make monthly payments for a fixed number of years.

Income Plan 2	Payments for Life—Guaranteed Period — we make monthly payments for a guaranteed period or the life of the payee, whichever is longer.

Income Plan 3	Payments of a Fixed Amount — we make monthly payments of a fixed amount until an amount equal to the proceeds plus accrued interest has been paid.

Income Plan 4	Life Annuity—No Guaranteed Period — we make monthly payments for the life of the payee.

Income Plan 5	Joint and Survivor — we make monthly payments as long as one of two payees is alive.

Minimum guaranteed payments under any of these income plans are calculated with a minimum effective annual interest rate of 3%.  In addition, minimum guaranteed payments under life income plans are based on the Annuity 2000 Table, with Projection Scale G, adjusted for age last birthday. Payments under an income plan do not vary with the investment experience of the sub-accounts.

While an insured is alive, you may select an income plan under which we will pay the death benefit of your policy. If the second insured dies and you have not selected an income plan, the beneficiary may select an income plan. If you select an income plan before the second insured’s death, the beneficiary may not change the income plan after the second insured’s death.

The income plan selected and the time when the income plan is selected can affect the tax consequences to you or the beneficiary. You should consult your tax advisor before selecting an income plan.

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POLICY VALUES AND VALUATION

Account Value

The policy’s account value is a cash value that you may withdraw, or borrow against, subject to certain limits and to the charges described in this prospectus. The account value is the sum of your interest in the sub-accounts, the fixed account and the loan account at any time.  The account value varies with the investment experience of the sub-accounts.  There is no guaranteed minimum account value.

Net Cash Surrender Value

The net cash surrender value is the account value less any outstanding indebtedness and less any surrender charge that would apply on a full surrender or termination of your policy.

Valuation of the Sub-Accounts

The value of your interest in a sub-account is measured in accumulation units. An accumulation unit is an accounting unit of measure. It is similar to a share of a mutual fund. The value of an accumulation unit (“accumulation unit value”) varies from day to day depending on the investment performance (and expenses) of the fund in which the sub-account is invested.

The accumulation unit value of each sub-account is calculated at the end of each valuation date. A valuation date is any day the New York Stock Exchange is open for business. The value of an accumulation unit at the close of any valuation date is determined for each sub-account by multiplying the accumulation unit value of the sub-account at the close of the immediately preceding valuation date by the “net investment factor” (described below). Depending upon investment performance of the underlying fund in which the sub-account is invested, the accumulation unit value may increase or decrease.

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The net investment factor for each sub-account for any valuation date is determined by dividing (a) by (b), where:

(a) equals:                                       (1) the net asset value per share of the underlying fund at the end of the current valuation date, plus

(2) the per share amount of any dividend or capital gain distribution made by the underlying fund on shares held in the sub-account if the “ex-dividend” date occurred between the end of the immediately preceding valuation date and the end of the current valuation date, plus or minus

(3) a per share charge or credit for any taxes incurred, which are determined by Columbus Life to have resulted from the investment operations of the sub-account between the end of the immediately preceding valuation date and the end of the current valuation date;

(b) is the net asset value per share of the underlying fund determined at the end of the immediately preceding valuation date.

When you allocate net premium or transfer amounts to a sub-account, your account value is credited with accumulation units. Other transactions, such as withdrawals and payments of monthly policy charges, will decrease the number of accumulation units. The number of accumulation units added to or subtracted from your account value is calculated by dividing the dollar amount of the transaction by the accumulation unit value for the sub-account at the close of trading on the valuation date when we process the transaction.

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SURRENDER AND PARTIAL WITHDRAWALS

Surrender

You may surrender your policy and withdraw all of your net cash surrender value. We assess a surrender charge if you surrender your policy in full during the first 12 policy years. A full surrender will terminate your policy. A full surrender of your policy may have tax consequences.

Partial Withdrawals

At any time after the first policy year, you can withdraw part of your net cash surrender value less any applicable withdrawal fees. We charge a fee of $50 for each withdrawal after the first in a policy year. Each withdrawal must be at least $500.

Withdrawals and related fees will reduce your account value. We deduct the amount withdrawn (and any applicable withdrawal fee) on a pro-rata basis from each of your investment options. No withdrawal may be made that would reduce your net cash surrender value below $250.

Except when your death benefit is death benefit option 2, a withdrawal may also reduce the specified amount of your policy. (If a withdrawal would cause the difference between the death benefit and the account value to increase after the withdrawal, our net amount at risk would increase.  To offset this increase, we will decrease the specified amount by the amount needed to keep that difference the same.) No withdrawal can reduce the specified amount of your policy below $250,000.

A withdrawal may have tax consequences. See the Taxes section of this prospectus.

Canceling the Policy without Penalty

You may cancel the policy within 10 days after you receive it. The period may be longer in some states. If you cancel your policy during this free look period, we will refund to you all premiums allocated to the fixed account, all charges we deducted from your policy, and the current value of premiums you allocated to the sub-accounts calculated on the day we receive your notice of cancellation. In some states we refund all premiums you paid.

To cancel your policy, you must return it either to us at the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850, or to one of our agents, within the free look period.

After the free look period ends, you can surrender the policy for its net cash surrender value by notifying us in writing, but you cannot cancel the policy without incurring any charges.

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Delay in Payment

We will generally send payments and loan proceeds to you within 7 days of the date we process your surrender, withdrawal or loan request. We may delay payments from a sub-account for any of the following reasons:

•                  You have made a premium payment by check or preauthorized transfer that has not cleared the banking system.

•                  The New York Stock Exchange is closed on a day that it normally would be open.

•                  The Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted.

•                  The Securities and Exchange Commission has determined that, because of an emergency, it is not reasonably practicable for the sub-accounts to sell securities or to fairly determine the value of their investments.

•                  The Securities and Exchange Commission permits us to postpone payments from the sub-accounts for your protection.

We may delay transfers from the sub-accounts for the same reasons.

We reserve the right to delay payments or transfers from the fixed account for up to 6 months or a shorter period if required by state law. We do not expect to delay payments from the fixed account and we will notify you if there will be a delay.

LOANS

You can borrow money from us by using your policy as the sole collateral for the loan. The most you can borrow against your policy is 90% of your net cash surrender value, less an amount equal to the monthly policy charges for the next two months.

If you borrow money, we will transfer an amount equal to the amount of the loan from each of your investment options on a pro-rata basis to your loan account. Your loan account holds the collateral for your loan. Because the amounts transferred to the loan account do not participate in the experience of the sub-accounts or the fixed account, a loan can have a negative effect on both the policy’s account value and death benefit, whether or not the loan is repaid.

We pay interest on your loan account. The minimum interest we pay is 3% annually.

We charge interest on the amounts you borrow at a maximum loan interest rate of 4% annually. The loan interest rate is fixed for the life of the loan. Interest is due on each policy anniversary and on the date the loan is repaid. If you do not pay the interest when it is due, we will treat it as an additional loan.

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You can repay all or part of your loan at any time while an insured is living. When you make a payment toward the principal amount of your loan, we transfer the amount of the loan payment from your loan account back to your investment options on a pro-rata basis according to your allocation instructions at that time. You must specifically designate a payment as a loan repayment or we will treat it as an additional premium payment instead.

If you do not repay the loan before the second insured dies, we will deduct the outstanding loan amount (“indebtedness”) when determining your death benefit. If you do not repay the loan before you surrender your policy, we will deduct the indebtedness to determine the net cash surrender value proceeds.

If the indebtedness causes your net cash surrender value to become negative, we can terminate your policy. We will tell you that we intend to terminate your policy by mailing a notice to you at least 61 days before we terminate your policy. The notice will tell you the minimum amount of loan repayment that you must pay to keep your policy in force. We will mail the notice to your address as shown on our records. If our records indicate that someone holds your policy as collateral, we will also mail a copy of the notice to that person’s address as shown on our records.

Note that if a policy is surrendered or lapses with outstanding indebtedness, the indebtedness will be deemed to be a distribution subject to ordinary income tax.

LAPSE AND REINSTATEMENT

If your net cash surrender value on a monthly anniversary day is not sufficient to pay the monthly policy charges for the current month, and your policy does not meet the minimum premium test under the no-lapse guarantee (during the no-lapse guarantee period) your policy will enter a grace period.  A grace period is a 61-day period that starts on the day after we mail you a notice.  We will mail grace period notices to you at your address as shown on our records.  We also mail these notices to anyone holding your policy as collateral as shown on our records at the collateral holder’s address as shown on our records.  The notice will tell you the amount of premium you need to pay to keep the policy in force.  The amount will be the lesser of 1) the amount needed under the no-lapse guarantee to keep the policy in force through the end of the grace period; or 2) the premium needed to pay the monthly policy charges due through the end of the grace period. If you have outstanding indebtedness, you will also have the option of making loan repayment sufficient to keep the policy in force.

If you do not pay the needed premium or loan repayment, your policy will lapse, or terminate, at the end of the 61-day grace period.  If you pay the needed premium or loan repayment, your policy will continue in force.  If the last surviving insured dies during the grace period, we will deduct the monthly charges due from the death benefit.

You may apply to reinstate the policy within five years (or a shorter period in some states) after the date it lapses.  The policy can be reinstated if either 1) both insureds are alive or 2) one insured

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is alive and the policy ended after the death of the other insured. In order to reinstate, we must approve your application for reinstatement, you must pay any past charges due plus charges for three months beyond the date of reinstatement, and you must repay or reinstate any indebtedness.

TAXES

Following is a summary of the material federal tax consequences to an owner and beneficiary of a policy. State and local taxes are not discussed herein. This summary is for your information.  We do not guarantee that the policy will always receive the tax treatment described.  This summary is general in nature. It is not tax advice.  You should consult a qualified tax advisor for more complete information.

This discussion is based on federal income tax law and interpretations in effect as of the date of this prospectus and is subject to later changes in such tax law or interpretations.  This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident.  The tax effects for an owner who is not a natural person, U.S. citizen or U.S. resident may be different than the effects discussed herein.

Tax Status of Policy

We intend for the policy to meet the definition of a “life insurance contract” under Section 7702 of the Internal Revenue Code (“Code”). The earnings in a policy meeting the definition of “life insurance contract” are tax-deferred until withdrawn. The death proceeds are generally excluded from the beneficiary’s gross income.  A policy could fail to qualify as a “life insurance contract” if excessive premiums are paid into the policy.  We monitor premium payments and will refuse to accept premiums that would cause the policy to fail to qualify as life insurance.

Modified Endowment Contract

A modified endowment contract (“MEC”) is a life insurance contract that is issued in exchange for a MEC, or a life insurance contract that does not satisfy the “7-pay test”.  The 7-pay test compares the actual premium paid in the first 7 policy years against a pre-determined premium amount as set forth in Code Section 7702A.  If there is a material change to a policy, such as a change in the policy’s death benefit, a policy may be subjected to a new 7-pay test to determine if the change has caused the policy to become a MEC. The new 7-pay test may be over the same, or a new, 7-year period.

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Tax Consequences of Withdrawals and Loans

Tax treatment of distributions depends on whether a policy is a modified endowment contract or not. The following table indicates the tax treatment loans and withdrawals ordinarily receive.

	Policy is Not a MEC	Policy is a MEC
Withdrawals	Deemed to be distribution of cost basis first, then earnings. Distributions of cost basis not subject to income tax.	Deemed to be distribution of earnings first, then cost basis. Distributions of earnings are subject to ordinary income tax.*
Loans	Not subject to income tax until policy is surrendered or lapses. Outstanding loan amount deemed to be distribution subject to ordinary income tax (in whole or in part) on surrender or lapse.	Loans are subject to ordinary income tax to the extent of any gain in the contract.*

* There will be an additional 10% penalty tax if the policy is a MEC and the distribution occurs before age 59 1/2, unless the policy owner is disabled (as defined under the Code), or if the distribution is part of a series of substantially equal periodic payments for the owner’s life (or life expectancy) or the joint lives (or joint life expectancies) of the owner and a beneficiary under the policy.

There may be exceptions to the above rules.  For example, if a policy is not a MEC, Code Section 7702 places certain restrictions on the amount of premium payments that may be made and the policy’s cash value that can accumulate relative to the death benefit.  When cash distributions are made during the first 15 years after a policy is issued, and such distributions cause a reduction in the death benefit, some or all of such distributions may be includible in income pursuant to Code Section 7702(f)(7).  Policy owners should carefully consider the consequences of initiating any changes in the terms of the policy. Under certain circumstances, a policy, as stated above, may become a MEC, or may become subject to a new 7-pay test as a result of a material change or reduction in benefits.

Accelerated Death Benefits

Whether or not a policy is a modified endowment contract, amounts received under an accelerated death benefit rider may be excludable from gross income under Section 101(g) in some circumstances, but such amounts are not always excludable.  We reserve the right to modify the accelerated death benefit rider as we deem necessary in order to comply with changes in federal tax law and to preserve the status of a policy as a life insurance contract.  You should consult a qualified tax advisor regarding the possible consequences of receiving an accelerated death benefit.

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Extended Coverage

Due to uncertainties in interpretations of current tax law, it is uncertain whether a policy will fail to qualify as a life insurance contract if coverage is continued beyond the younger insured’s age 120.  You should consult a qualified tax advisor regarding the possible tax consequences of continuing coverage beyond the insured’s age 120.

Policy Split Option

The policy split option permits a policy to be split into two single life policies upon the occurrence of certain events. It is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 of the Internal Revenue Code.  If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split.  In addition, it is not clear whether, in all circumstances, the resulting individual contracts would be treated as life insurance contracts for federal income tax purposes, and if so, whether they would be classified as modified endowment contracts.  Before the policy owner exercises rights provided by the policy split option, it is important to consult a qualified tax advisor regarding the possible consequences of a split.

Tax Consequences on Insured’s Death

Death proceeds payable to a beneficiary under a policy meeting the definition of a “life insurance contract” are generally excludable from the beneficiary’s gross income.

If the owner is an insured under the policy, the death benefit under the policy generally will be includible in the owner’s estate for purposes of federal estate tax if: (1) the proceeds were payable to or for the benefit of the owner’s estate; or (2) the owner held any “incident of ownership” in the policy at death or at any time within three years of death.  An “incident of ownership” is, in general, any right that may be exercised by the owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

Death of Owner Who is Not the Insured

If the owner is not an insured under the policy, and the owner dies before the second insured, the value of the policy, as determined under U.S. Secretary of Treasury regulations, is includible in the owner’s estate for federal estate tax purposes.

Transfers

If a policy owner transfers ownership of a policy to another person, the transfer may be subject to federal gift tax.  In addition, if a policy owner transfers ownership to a person two or more generations younger than the owner, the transfer may be subject to generation-skipping transfer

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tax.  The generation-skipping transfer tax (“GST”) provisions generally apply to transfers that would be subject to the gift and estate tax rules.

Federal Estate and Gift Tax

Federal estate tax is integrated with federal gift tax under a unified rate schedule.

Higher Estate Tax Exemption and Lower Rates.  The 2010 Tax Relief Act (“2010 TRA”) increases the basic exclusion amount to $5 million, indexed for inflation after 2011.  2010 TRA §302(a). The 2010 TRA also reduces the top estate tax rate to 35 percent, creating a flat 35 percent estate tax on estates above the basic exclusion amount. These rules apply with respect to estates of decedents dying after December 31, 2009, and before January 1, 2013.

Congress enacted the American Taxpayer Relief Act of 2012 (“ATRA 2012”) on January 1, 2013, making the estate, gift and GST tax rules that 2010 TRA implemented permanent.  Under 2010 TRA, the estate and GST exemptions were $5 million for 2010-2012, with an inflation adjustment to $5,120,000 for 2012.  ATRA 2012 made this exemption level permanent, so that the $5 million exemption will be adjusted annually for inflation for all tax years beginning after 2012.  The exemption amount for 2013 is $5,250,000 and the maximum estate, gift and GST tax rates were permanently increased to 40% for the largest estates.

Due to the complexity of these rules and the changes made in the federal estate, gift and generation-skipping tax laws under the Taxpayer Relief Act of 2012, 2010 Tax Relief Act and the Economic Growth and Tax Relief Reconciliation Act of 2001, you should consult a qualified tax advisor regarding such taxes.

Corporate and Qualified Retirement Plan Ownership

There are special tax issues for corporate and qualified retirement plan owners:

•                  If a policy is purchased by a trust or other entity that forms part of a qualified retirement plan that is qualified as a tax-favored plan under Code Section 401(a) for the benefit of participants covered under the plan, special tax treatment will apply to the policy.

•                  Using a policy to fund deferred compensation arrangements for employees has special tax consequences.

•                  Corporate ownership of a policy may affect an owner’s liability under the alternative minimum tax.

Policy owners should consult a qualified tax advisor regarding these matters.

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Withholding

Distributions from a policy (other than the payment of a tax-free death benefit under the policy) are generally subject to federal income tax withholding. An owner is generally permitted to elect not to have federal income taxes withheld if the owner notifies us in a timely manner of the election (and meets certain reporting requirements as to such election).  A distribution from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived) if no taxpayer identification number is provided to Columbus Life or if the IRS notifies Columbus Life that back-up withholding is required.  The mandatory back-up withholding rate is currently 28% of the income that is distributed.

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LEGAL PROCEEDINGS

Columbus Life and its affiliates are or may become involved in various legal actions in the normal course of business.  Although there can be no assurances, as of the date of this prospectus, Columbus Life does not anticipate that the ultimate liability arising from potential, pending or threatened legal actions, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of Columbus Life.  As of the date of this prospectus, Columbus Life, Separate Account 1, and  Touchstone Securities, Inc., are not involved in any legal or administrative proceedings that are material to the policies.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1 as of December 31, 2012, and for the periods indicated in the financial statements,  the statutory-basis financial statements of Columbus Life as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the statutory-basis financial statements of WSLIC as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, included in the Statement of Additional Information have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included thereon. These financial statements are included in this registration statement in reliance on the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The statutory-basis financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee.  The statutory-basis financial statements of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

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TERMINOLOGY INDEX

A

account value • 41

accumulation unit • 41

accumulation unit value • 41

additional life rider face amount • 29

C

cash value • 41

Columbus Life • 11

D

death benefit • 36

E

extended coverage • 39

F

fixed account • 17

free look • 43

G

grace period • 45

I

income plan • 40

indebtedness • 45

initial premium • 34

L

loan account • 44

M

monthly anniversary day • 19

N

net amount at risk • 19

net cash surrender value • 41

net premium • 35

P

planned premium • 34

policy anniversary • 5

policy years • 5

R

risk class • 24

S

Separate Account 1 • 11

specified amount 36

sub-accounts • 11

T

target premium • 35

term no-lapse guarantee • 35

V

valuation date • 41

variable account value • 21

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STATEMENT OF ADDITIONAL INFORMATION

A statement of additional information (SAI) contains more information about Separate Account 1.  The SAI is incorporated by reference into this prospectus.  You may request that we send you a free copy of the SAI, or you may access it on our website at www.columbuslife.com under “Values and Performance.”

PERSONALIZED ILLUSTRATION

We will provide a free personalized illustration of hypothetical death benefits, account values, and cash surrender values to you upon request.  After the policy is issued, we may charge a fee for each illustration after the first in a policy year.

CONTACT US

Call us at 1-800-677-9595

•                  for a free copy of the SAI

•                  to request a personalized illustration

•                  to request other information about the policy

•                  to inquire about your policy or to request policy transactions*

You may also write to Columbus Life Customer Service at P.O. Box 2850, Cincinnati, Ohio, 45201-2850.

*We have established security procedures for telephone transactions, such as recording telephone calls. We may also require a personal identification number or other identifying information. We will not be liable for losses due to unauthorized or fraudulent telephone instructions if we follow reasonable security procedures and reasonably believe the instructions are genuine.

You can review and copy other information about the policy, Columbus Life Insurance Company and Separate Account 1 (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  For information about the operation of the public reference room, call the SEC at 1-202-942-8090.  Reports and other information about the Registrant are available on the Securities and Exchange Commission’s website at http://www.sec.gov.  You may obtain copies of the information, for a fee, by writing to the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street N.W., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09337.

Securities Act File No. 333-73390

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

PINNACLE II VARIABLE UNIVERSAL LIFE

ISSUED BY COLUMBUS LIFE INSURANCE COMPANY

THROUGH SEPARATE ACCOUNT 1 OF COLUMBUS LIFE INSURANCE COMPANY

This Statement of Additional Information (SAI) is not a prospectus.  It contains information in addition to the information set forth in the current prospectuses dated May 1, 2013 for the individual and survivorship variable universal life policies offered by Columbus Life Insurance Company through its Separate Account 1.  You should read this Statement of Additional Information in conjunction with the prospectus for the appropriate policy.  Unless otherwise noted, the terms used in this SAI have the same meanings as those set forth in the prospectuses.

You may request a free copy of the prospectus for a policy by calling Columbus Life Customer Service at 1-800-677-9595, or by writing to us at P.O. Box 2850, Cincinnati, Ohio 45201-2850.  You may also access a copy of the prospectus for each policy on our website at http://www.columbuslife.com under “Values and Performance.”

TABLE OF CONTENTS

general information and history	3

Administration and distribution of the policies	4

Taxes	6

Financial Statements	7

GENERAL INFORMATION AND HISTORY

Columbus Life Insurance Company

Columbus Life Insurance Company (Columbus Life) is a stock life insurance company organized under the laws of the State of Ohio on September 8, 1986. It is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888, which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company, a mutual holding company organized under the laws of the State of Ohio on September 19, 2000. Columbus Life issues insurance and annuity contracts and is located at 400 East Fourth Street, Cincinnati, Ohio 45202. Columbus Life is subject to supervision by the departments of insurance of the various states in which it is licensed to transact business.

Separate Account 1

Columbus Life established Columbus Life Insurance Company Separate Account 1 (Separate Account 1) under Ohio law on September 10, 1998. Separate Account 1 is registered with the SEC as a unit investment trust.

DWS, Fidelity Investments, Franklin Templeton, Guggenheim, Invesco, Janus, Morgan Stanley, Oppenheimer, PIMCO, Putnam, and Touchstone funds offer shares to Separate Account 1 and to other separate accounts of affiliated and unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies, and may also offer shares to certain qualified plans.  Touchstone funds offer shares to the separate accounts of affiliated life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken.

If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its investment in a fund. If it becomes necessary for a separate account to replace its shares of a fund with another investment, the fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, the funds are subject to conditions imposed by the Securities and Exchange Commission that are designed to prevent or remedy any conflict of interest. These conditions require the Board of Trustees of each fund to monitor events in order to identify any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

The Western and Southern Life Insurance Company

The Western and Southern Life Insurance Company (WSLIC) is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888.  WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio  45202.  WSLIC is licensed in 43 states of the United States and the District of Columbia.  WSLIC is an affiliate of Columbus Life.

3

ADMINISTRATION AND DISTRIBUTION OF THE POLICIES

Administration

Columbus Life has responsibility for administration of Separate Account 1 and the variable universal life insurance policies issued through the separate account.  Columbus Life has entered into a service agreement with WSLIC, an affiliated company, to provide certain services, including administrative services for the Separate Account and the policies.  Compensation for these services, which are paid by Columbus Life, is based on the charges and expenses incurred by the service provider, and will reflect actual costs to the extent reasonably possible.

Custodian

Columbus Life is the custodian of the assets of the Separate Account.  The shares are held in book-entry form.  Columbus Life maintains a record of all purchases and redemptions of shares of the underlying portfolios.

Underwriter

Touchstone Securities, Inc. (TSI) is the sole distributor of the policies.  TSI is a wholly-owned subsidiary of Western Southern Life Assurance Company (WSLAC) which is a wholly-owned subsidiary of WSLIC.  TSI is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC).

Sales

The policies will be sold by registered representatives of TSI, or other broker-dealers who have entered into agreements with TSI, who are licensed as insurance agents and appointed with Columbus Life. They are registered under the Securities Exchange Act of 1934 and are members of FINRA.

The offering of the policies is continuous. Columbus Life does not anticipate discontinuing offering the policies, although it reserves the right to do so.

We make payments to broker-dealer firms that distribute our policies in the form of commissions and other incentives.  Broker-dealers or registered representatives may be paid commission of up to 120% of the first year target premium and up to 3% of all premiums in excess of first year target premium.  Each year thereafter, Columbus Life may pay a commission of 3% or less on all premiums paid on a policy. Each year after the first, Columbus Life may also pay a service fee of 0.20% or less of the account value, less any indebtedness.  Other allowances and overrides may also be paid. Registered representatives who meet certain profitability and productivity thresholds may be eligible for additional compensation.

4

Sales commissions attributable to the Columbus Life individual and survivorship variable universal life policies (including certain policies that are no longer available for sale) paid by Columbus Life to TSI over the last three years are shown below.

	Sales	Amounts
For the Year Ended	Commissions Paid	Retained by Distributor

December 31, 2010	$297,835	$0
December 31, 2011	$211.382	$0
December 31, 2012	$207,134	$0

We may also make additional payments in the form or expense reimbursements or marketing allowances to the broker-dealers that distribute our policies in exchange for privileges, including additional or special access to broker-dealer sales staff, opportunities to provide and attend training and other conferences, and marketing enhancement of our policies.  The method for calculating any additional compensation may include consideration of the level of sales or assets attributable to the firm.  Not all broker-dealers receive additional compensation and the amount of compensation varies by firm.  The payments could be significant to a firm and, therefore, could be deemed to be a conflict of interest.  We generally choose to compensate broker-dealers that have a strong capacity to distribute our policies and that are willing to cooperate with our promotional efforts.

The following list includes the names of firms that received revenue sharing or similar payments of more than $5,000 with respect to life insurance sold for Columbus Life during the last calendar year:  W&S Brokerage Services, Inc. (affiliate of Columbus Life).

5

TAXES

Your policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”), and (b) for as long as the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h).  We believe that the policy will meet the statutory definition of life insurance.  As a result, the death benefit payable under the policy will generally be excludable from the beneficiary’s gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured’s death. However, if the policy is transferred for valuable consideration, then a portion of the death benefit payable under the policy may be includable in the beneficiary’s gross income.

Your policy will generally be considered under the Code to be a “modified endowment contract” if the policy meets the requirements of Code Section 7702 but fails the “7-pay test” of Code Section 7702A. A life insurance policy will be classified as a modified endowment contract if premiums are paid more rapidly than allowed by the 7-pay test.  The 7-pay test is described in the Taxes section of each prospectus.

Diversification

As has been noted before, your policy will be treated as “life insurance” for federal income tax purposes only if, among other things, the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h).

The U.S. Secretary of the Treasury has issued regulations that implement the investment diversification requirements of Code Section 817(h).  If there is a failure to comply with these regulations, your policy will be disqualified as a life insurance policy under Code Section 7702 and you will be subject to federal income tax on the income under the policy for the period of disqualification and for subsequent periods, unless the failure was inadvertent, is corrected, and you, as policy owner or the issuer pays an amount to the IRS.  Separate Account 1, through the funds, therefore intends to comply with these requirements.

In connection with the issuance of then temporary regulations, the U.S. Secretary of the Treasury has stated that it anticipated the issuance of guidelines that could describe certain circumstances in which your ability as the owner of your policy to direct your investments under the policy to particular sub-accounts within Separate Account 1 would cause you, rather than Columbus Life, to be treated as the owner of the assets of Separate Account 1.  If you were considered the owner of the assets of Separate Account 1, income and gains from Separate Account 1 would be included in your income for federal income tax purposes.  Columbus Life thus reserves the right to amend the policy in any way necessary to avoid any such result.

As of the date of this prospectus, however, no such guidelines have been issued, although the U.S. Secretary of the Treasury has informally suggested that any such guidelines could limit the number of investment funds or frequency of transfers among such funds.  If issued, these guidelines may be applied retroactively.

6

Taxation of Columbus Life

Columbus Life is taxed as a life insurance company under federal income tax laws.  Columbus Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account 1.  If, in the future, Columbus Life determines that Separate Account 1 may incur federal income taxes, then it may assess a charge against the sub-accounts for those taxes.  Any charge will reduce your policy’s account value.

We may have to pay state, local or other taxes in addition to premium taxes.  At present, these taxes are not substantial.  If they increase, charges may be made for such taxes when they are attributable to Separate Account 1 or allocable to your policy.

In addition, certain funds in which the sub-accounts are invested may elect to pass through to Columbus Life taxes withheld by foreign taxing jurisdictions of foreign source income.  Such an election may result in additional taxable income and income tax to Columbus Life, which could result in charges being made for such taxes.  The amount of the additional income tax, however, may be more than offset by credits for the foreign taxes withheld that are also passed through.  These credits may provide a benefit to Columbus Life.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1 as of December 31, 2012, and for the periods indicated in the financial statements, the statutory-basis financial statements of Columbus Life as of  December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the statutory-basis financial statements of The Western and Southern Life Insurance Company (WSLIC) as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, included in this SAI have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included herein.  The financial statements audited by Ernst & Young LLP have been included herein in reliance on its reports given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The statutory-basis financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee.  The statutory-basis financial statements of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

7

Distributor

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

Columbus Life Variable Universal Life Service Center

P.O. Box 5737

Cincinnati, Ohio 45201-5737

(800) 677-9595

*A registered broker/dealer and member of FINRA and SIPC

STATEMENT OF
ADDITIONAL INFORMATION
May 1, 2013

FINANCIAL STATEMENTS

Columbus Life Insurance Company Separate Account 1

Year Ended December 31, 2012

With Report of Independent Registered Public Accounting Firm

Columbus Life Insurance Company

Separate Account 1

Financial Statements

Year Ended December 31, 2012

Report of Independent Registered Public Accounting Firm

The Contract owners of Columbus Life Insurance Company Separate Account 1 and theBoard of Directors of Columbus Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Columbus Life Insurance Company Separate Account 1 (the Separate Account) (comprising the subaccounts listed in the accompanying statements of assets and liabilities) as of December 31, 2012, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Columbus Life Insurance Company Separate Account 1 at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 24, 2013

1

Columbus Life Insurance Company

Separate Account 1

Statements of Assets and Liabilities

December 31, 2012

		Receivable from
		(payable to) the
	Investments	general account
Subaccount	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Affiliated:
Touchstone Baron Small Cap Growth	$665,569	$(4)	$665,565	$30.45	(1)	10,830
				30.45	(2)	379
				30.45	(3)	8,541
				27.49	(4)	2,336
Touchstone Core Bond	2,578,691	2	2,578,693	18.47	(1)	128,409
				18.47	(2)	3,115
				18.47	(3)	6,589
				18.46	(4)	1,517
Touchstone Mid Cap Growth	1,500,653	7	1,500,660	24.19	(1)	24,625
				24.19	(2)	11,421
				24.19	(3)	14,891
				30.92	(4)	8,689
Touchstone High Yield	2,752,088	15	2,752,103	24.15	(1)	103,351
				24.15	(2)	1,774
				24.15	(3)	6,367
				21.83	(4)	2,715
Touchstone Large Cap Core Equity	5,460,006	(12)	5,459,994	14.22	(1)	344,253
				14.22	(2)	13,914
				14.22	(3)	15,350
				11.53	(4)	12,834
Touchstone Money Market	1,003,843	4	1,003,847	12.09	(1)	29,521
				12.09	(2)	4,016
				12.09	(3)	30,405
				11.33	(4)	20,377
Touchstone Third Avenue Value	1,276,550	(6)	1,276,544	22.04	(1)	40,308
				22.04	(2)	2,701
				22.04	(3)	10,243
				17.54	(4)	5,879
Touchstone Moderate ETF	339,319	—	339,319	11.89	(1)	12,328
				11.89	(2)	2,261
				11.89	(3)	9,825
				11.40	(4)	4,304
Touchstone Aggressive ETF	31,617	(4)	31,613	11.34	(2)	2,418
				11.34	(3)	371
Touchstone Enhanced ETF	34,042	(3)	34,039	10.70	(2)	3,025
				10.70	(3)	157
Touchstone Conservative ETF	1,106	(3)	1,103	12.15	(2)	91

Non-Affiliated:
Alger Large Cap Growth	62,198	5	62,203	10.75	(4)	5,784
Alger Small Cap Growth	37,934	(1)	37,933	13.22	(4)	2,870
JP Morgan IT Mid Cap Value	1,893	5	1,898	20.13	(1)	18
				20.13	(2)	76
PIMCO Long-term U.S. Government Bond	64,892	2	64,894	28.69	(4)	2,262
PIMCO Commodity Real Return Strategy	5,862	3	5,865	19.48	(2)	301
				19.48	(3)	—
PIMCO Total Return	82,944	(5)	82,939	14.54	(2)	2,588
				14.54	(3)	3,116
Guggenheim VT Multi Hedge Strategies	8,627	(9)	8,618	11.61	(2)	271
				11.61	(3)	472

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

2

Columbus Life Insurance Company

Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2012

		Receivable from
		(payable to) the
	Investments	general account
Subaccount	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Initial Class:
Fidelity VIP Money Market	$448,856	$3	$448,859	$12.67	(1)	19,409
				12.67	(2)	15,650
				12.67	(3)	357
MFS Growth	51,561	2	51,563	12.24	(4)	4,213
MFS Investors Trust	12,499	—	12,499	12.46	(4)	1,003
Non-Affiliated Service Class:
Janus Enterprise	27,870	(6)	27,864	17.52	(1)	283
				17.52	(2)	131
				17.52	(3)	1,177
Janus Forty	299,785	(5)	299,780	18.12	(1)	8,875
				18.12	(2)	815
				18.12	(3)	6,858
Janus Worldwide Growth	82,853	(8)	82,845	10.83	(1)	3,250
				10.83	(2)	1,801
				10.83	(3)	2,601
MFS Core Equity	16,655	5	16,660	11.81	(1)	1,315
				11.81	(2)	71
				10.01	(4)	29
MFS Growth	16,882	4	16,886	14.14	(1)	806
				14.14	(2)	69
				14.14	(3)	319
MFS Mid Cap Growth	12,318	4	12,322	9.70	(1)	949
				9.70	(2)	12
				7.27	(4)	412
MFS New Discovery	18,748	6	18,754	18.18	(1)	626
				18.18	(2)	49
				14.85	(4)	436
Non-Affiliated Service Class 2:
Oppenheimer Small & Mid Cap Growth	104,694	(7)	104,687	11.72	(1)	7,526
				11.72	(2)	888
				11.72	(3)	516
Oppenheimer Global Strategic Bond	829,665	28	829,693	22.08	(1)	23,665
				22.08	(2)	445
				22.08	(3)	13,459
Oppenheimer International Growth	728,885	4	728,889	19.51	(1)	13,809
				19.51	(2)	2,813
				19.51	(3)	20,739
Fidelity VIP Asset Manager	136,047	3	136,050	16.73	(1)	7,251
				16.73	(2)	526
				14.42	(4)	411
Fidelity VIP Balanced	373,381	8	373,389	17.58	(1)	14,707
				17.58	(2)	1,499
				17.58	(3)	2,529
				15.03	(4)	2,932
Fidelity VIP Contrafund	1,027,109	35	1,027,144	21.04	(1)	24,064
				21.04	(2)	311
				21.04	(3)	21,201
				17.94	(4)	3,790
Fidelity VIP Equity-Income	687,760	4	687,764	15.57	(1)	21,129
				15.57	(2)	2,907
				15.57	(3)	18,397
				13.16	(4)	2,060
Fidelity VIP Growth	212,634	—	212,634	12.67	(1)	9,073
				12.67	(2)	3,227
				12.67	(3)	2,881
				10.22	(4)	1,984

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

3

Columbus Life Insurance Company

Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2012

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth & Income	$501,941	$(11)	$501,930	$15.13	(1)	13,785
				15.13	(2)	13,530
				15.13	(3)	4,700
				12.75	(4)	1,366
Fidelity VIP Mid Cap	1,165,140	(24)	1,165,116	28.44	(1)	18,618
				28.44	(2)	8,047
				28.44	(3)	11,827
				24.58	(4)	2,869
Fidelity VIP Freedom 2010	6,531	(2)	6,529	11.87	(2)	72
				11.87	(3)	478
Fidelity VIP Freedom 2015	12,812	(2)	12,810	11.74	(2)	1,011
				11.74	(3)	80
Fidelity VIP Freedom 2020	14,791	3	14,794	11.45	(2)	559
				11.45	(3)	733
Fidelity VIP Freedom 2025	56,179	(5)	56,174	11.47	(2)	3,566
				11.47	(3)	1,331
Fidelity VIP Freedom 2030	38,539	1	38,540	11.02	(2)	2,314
				11.02	(3)	1,182
Non-Affilitated Series I:
Invesco Van Kampen VI American Franchise I	140,619	5	140,624	9.70	(4)	14,495
Invesco VI Government Securities	103,728	7	103,735	17.47	(4)	5,937
Non-Affiliated Class 1B:
Putnam Growth and Income	182,373	(19)	182,354	16.45	(1)	4,098
				16.45	(2)	1,154
				16.45	(3)	5,835
Putnam International Equity	260,600	(2)	260,598	18.36	(1)	2,505
				18.36	(2)	575
				18.36	(3)	3,093
				16.83	(4)	8,748
Putnam Multi-Cap Growth	562	(10)	552	18.72	(2)	30
Putnam Small Cap Value	278,157	(9)	278,148	22.48	(1)	4,232
				22.48	(2)	1,275
				22.48	(3)	6,868
Putnam Voyager	189	(7)	182	17.17	(2)	11
Non-Affilitated Series II:
Invesco VI Value Opportunities	137,434	1	137,435	15.23	(1)	4,512
				15.23	(2)	277
				15.23	(3)	4,235
Invesco VI Core Equity	56,225	(2)	56,223	12.98	(1)	2,000
				12.98	(2)	837
				12.98	(3)	1,496
Non-Affiliated Class 2:
Franklin Growth & Income	213,235	11	213,246	17.96	(1)	3,373
				17.96	(2)	1,342
				17.96	(3)	7,156
Franklin Income	260,363	19	260,382	21.58	(1)	5,280
				21.58	(2)	970
				21.58	(3)	5,816
Franklin Mutual Shares	302,398	2	302,400	18.55	(1)	8,687
				18.55	(2)	1,211
				18.55	(3)	6,408
Franklin Large Cap Growth	278,799	(11)	278,788	16.51	(1)	6,728
				16.51	(2)	1,117
				16.51	(3)	9,040
Franklin U.S. Government	364,711	(5)	364,706	14.92	(1)	11,381
				14.92	(2)	2,475
				14.92	(3)	10,581

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

4

Columbus Life Insurance Company

Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2012

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Class 2 (continued):
Templeton Foreign	$703,882	$16	$703,898	$23.17	(1)	16,554
				23.17	(2)	2,914
				23.17	(3)	10,908
Templeton Growth	141,376	(2)	141,374	19.32	(1)	4,812
				19.32	(2)	423
				19.32	(3)	2,082
Invesco Van Kampen Comstock	128,074	(14)	128,060	19.61	(1)	3,626
				19.61	(2)	238
				19.61	(3)	2,668
Invesco Van Kampen American Franchise*	140,615	3	140,618	17.52	(1)	5,899
				17.52	(2)	889
				17.52	(3)	1,238
Invesco Van Kampen American Value	6,412	1	6,413	12.35	(2)	408
				12.35	(3)	111
MS UIF Emerging Markets Equity	293,250	(18)	293,232	41.36	(1)	3,462
				41.36	(2)	416
				41.36	(3)	3,212
MS UIF Emerging Markets Debt	7,070	(3)	7,067	19.21	(1)	276
				19.21	(2)	92
MS UIF Global Real Estate	5,274	(3)	5,271	22.73	(1)	117
				22.73	(2)	115
Non-Affiliated Class A:
DWS Bond Porfolio	30,361	3	30,364	13.52	(1)	894
				13.52	(2)	1,179
				13.52	(3)	173
DWS VIT Equity 500 Index	2,545,506	(9)	2,545,497	14.86	(1)	119,171
				14.86	(2)	7,508
				14.86	(3)	39,278
				11.07	(4)	7,161
DWS VIT Small Cap Index	237,979	(4)	237,975	21.08	(1)	3,928
				21.08	(2)	1,088
				21.08	(3)	5,602
				17.45	(4)	814

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

* - 2012 inception date of division.

5

Columbus Life Insurance Company

Separate Account 1

Statements of Operations

Year ended December 31, 2012

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone Baron Small Cap Growth	$112,833	$4,138	$108,695	$21,716	$—	$(26,799)	$(5,083)	$103,612
Touchstone Core Bond	151,911	17,587	134,324	31,377	—	(52,581)	(21,204)	113,120
Touchstone Mid Cap Growth	—	9,923	(9,923)	8,573	—	278,692	287,265	277,342
Touchstone High Yield	191,981	17,959	174,022	1,008	—	140,091	141,099	315,121
Touchstone Large Cap Core Equity	87,187	36,676	50,511	(140)	—	522,387	522,247	572,758
Touchstone Money Market	102	9,122	(9,020)	—	—	(6)	(6)	(9,026)
Touchstone Third Avenue Value	—	7,438	(7,438)	(46,758)	—	276,873	230,115	222,677
Touchstone Moderate ETF	6,680	7,317	(637)	14,227	—	12,075	26,302	25,665
Touchstone Aggressive ETF	576	218	358	1,632	—	1,632	3,264	3,622
Touchstone Enhanced ETF	254	89	165	(436)	—	4,283	3,847	4,012
Touchstone Conservative ETF	36	6	30	13	—	8	21	51
Non-Affiliated:
Alger Large Cap Growth	758	590	168	1,327	—	4,021	5,348	5,516
Alger Small Cap Growth	8,600	357	8,243	1,267	—	(5,206)	(3,939)	4,304
JP Morgan IT Mid Cap Value	28	16	12	465	—	(47)	418	430
PIMCO Long-term U.S. Government Bond	7,551	692	6,859	1,271	—	(6,563)	(5,292)	1,567
PIMCO Commodity Real Return Strategy	407	57	350	(603)	—	716	113	463
PIMCO Total Return	3,497	529	2,968	227	—	3,089	3,316	6,284
Guggenheim VT Alternative Strategies	53	13	40	(221)	—	(117)	(338)	(298)
Guggenheim VT Multi Hedge Strategies	49	38	11	52	—	18	70	81
Non-Affiliated Initial Class:
Fidelity VIP Money Market	639	5,217	(4,578)	—	—	—	—	(4,578)
MFS Growth	—	462	(462)	1,375	—	6,753	8,128	7,666
MFS Investors Trust	110	124	(14)	8	—	2,075	2,083	2,069
Non-Affiliated Service Class:
Janus Enterprise	—	90	(90)	897	—	3,361	4,258	4,168
Janus Forty	1,622	1,915	(293)	3,650	—	51,132	54,782	54,489
Janus Worldwide Growth	640	506	134	(996)	—	14,404	13,408	13,542
MFS Core Equity	84	125	(41)	353	—	2,176	2,529	2,488
MFS Growth	—	118	(118)	429	—	2,245	2,674	2,556
MFS Mid Cap Growth	—	94	(94)	(371)	—	2,380	2,009	1,915
MFS New Discovery	1,770	135	1,635	193	—	1,477	1,670	3,305
Non-Affiliated Service Class 2:
Oppenheimer Small & Mid Cap Growth	—	704	(704)	1,059	—	13,552	14,611	13,907
Oppenheimer Global Strategic Bond	52,762	5,366	47,396	14,060	—	33,591	47,651	95,047
Oppenheimer International Growth	8,657	4,338	4,319	5,067	—	126,687	131,754	136,073
Fidelity VIP Asset Manager	2,753	1,021	1,732	814	—	13,150	13,964	15,696
Fidelity VIP Balanced	22,124	2,312	19,812	1,942	—	21,338	23,280	43,092
Fidelity VIP Contrafund	11,407	6,350	5,057	1,173	—	135,552	136,725	141,782
Fidelity VIP Equity-Income	62,109	4,245	57,864	(14,781)	—	58,323	43,542	101,406
Fidelity VIP Growth	756	1,798	(1,042)	26,527	—	12,591	39,118	38,076
Fidelity VIP Growth & Income	10,132	2,815	7,317	1,092	—	66,317	67,409	74,726
Fidelity VIP Mid Cap	97,828	7,123	90,705	12,160	—	44,638	56,798	147,503
Fidelity VIP Freedom 2010	195	42	153	23	—	435	458	611
Fidelity VIP Freedom 2015	428	370	58	338	—	657	995	1,053
Fidelity VIP Freedom 2020	423	87	336	301	—	808	1,109	1,445
Fidelity VIP Freedom 2025	1,442	338	1,104	975	—	3,939	4,914	6,018
Fidelity VIP Freedom 2030	1,025	176	849	811	—	2,001	2,812	3,661
Non-Affilitated Series I:					—
Invesco VI Capital Appreciation	—	424	(424)	9,556	—	9,194	18,750	18,326
Invesco VI American Franchise	—	823	(823)	(467)	—	(3,055)	(3,522)	(4,345)
Invesco VI Government Securities	892	1,145	(253)	8,210	—	(4,663)	3,547	3,294
Non-Affiliated Class 1B:
Putnam Growth and Income	2,842	1,039	1,803	(3,324)	—	29,459	26,135	27,938
Putnam International Equity	4,968	1,864	3,104	(12,747)	—	54,278	41,531	44,635
Putnam Multi-Cap Growth	1	5	(4)	9	—	80	89	85
Putnam Small Cap Value	1,182	1,108	74	7,115	—	34,351	41,466	41,540
Putnam Voyager	1	1	—	15	—	16	31	31
Non-Affilitated Series II:
Invesco VI Value Opportunities	1,559	744	815	1,583	—	17,123	18,706	19,521
Invesco VI Capital Appreciation	—	81	(81)	2,998	—	1,947	4,945	4,864
Invesco VI Core Equity	504	352	152	2,308	—	4,320	6,628	6,780

See accompanying notes

6

Columbus Life Insurance Company

Separate Account 1

Statements of Operations (continued)

Year ended December 31, 2012

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 2:
Franklin Growth & Income	$5,935	$1,164	$4,771	$(2,311)	$—	$19,448	$17,137	$21,908
Franklin Income	16,193	1,510	14,683	(280)	—	13,678	13,398	28,081
Franklin Mutual Shares	5,984	1,281	4,703	(3,097)	—	35,653	32,556	37,259
Franklin Large Cap Growth	2,249	1,734	515	2,004	—	26,397	28,401	28,916
Franklin U.S. Government	8,919	2,773	6,146	10,610	—	(10,385)	225	6,371
Templeton Foreign	20,077	3,639	16,438	(21,610)	—	114,893	93,283	109,721
Templeton Growth	2,411	705	1,706	(1,530)	—	23,066	21,536	23,242
Invesco Van Kampen Comstock	1,852	1,158	694	2,018	—	18,250	20,268	20,962
Invesco Van Kampen American Franchise*	—	719	(719)	3,828	—	4,708	8,536	7,817
Invesco Van Kampen American Value	39	42	(3)	29	—	858	887	884
MS UIF Emerging Markets Equity	—	1,755	(1,755)	2,389	—	45,087	47,476	45,721
MS UIF Emerging Markets Debt	170	44	126	199	—	688	887	1,013
MS UIF Global Real Estate	23	31	(8)	(90)	—	1,259	1,169	1,161
Non-Affiliated Class A:
DWS Bond Porfolio	1,341	209	1,132	(1,642)	—	2,720	1,078	2,210
DWS VIT Equity 500 Index	46,208	18,310	27,898	140,374	—	191,607	331,981	359,879
DWS VIT Small Cap Index	2,006	1,606	400	25,872	—	6,488	32,360	32,760

See accompanying notes

* - 2012 inception date of division.

7

Columbus Life Insurance Company

Separate Account 1

Statements of Changes in Net Assets

Year ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone Baron Small Cap Growth	$108,695	$21,716	$(26,799)	$103,612	$39,765	$(29,631)	$(25,821)	$8,977	$(14,940)	$(21,650)	$81,962	$583,603	$665,565
Touchstone Core Bond	134,324	31,377	(52,581)	113,120	55,832	(35,253)	(223,327)	(55,350)	(20,596)	(278,694)	(165,574)	2,744,267	2,578,693
Touchstone Mid Cap Growth	(9,923)	8,573	278,692	277,342	164,425	(61,370)	(127,571)	(166,718)	(31,126)	(222,360)	54,982	1,445,678	1,500,660
Touchstone High Yield	174,022	1,008	140,091	315,121	55,600	(35,358)	(211,376)	(6,563)	(22,254)	(219,951)	95,170	2,656,933	2,752,103
Touchstone Large Cap Core Equity	50,511	(140)	522,387	572,758	101,790	(77,215)	(473,364)	45,951	(43,224)	(446,062)	126,696	5,333,298	5,459,994
Touchstone Money Market	(9,020)	—	(6)	(9,026)	159,022	(107,435)	(161,232)	234,564	(49,738)	75,181	66,155	937,692	1,003,847
Touchstone Third Avenue Value	(7,438)	(46,758)	276,873	222,677	93,873	(60,026)	(52,367)	(26,363)	(21,905)	(66,788)	155,889	1,120,655	1,276,544
Touchstone Moderate ETF	(637)	14,227	12,075	25,665	46,195	(63,241)	(53,963)	76,830	(25,800)	(19,979)	5,686	333,633	339,319
Touchstone Aggressive ETF	358	1,632	1,632	3,622	6,588	(1,255)	(10,638)	18	(1,252)	(6,539)	(2,917)	34,530	31,613
Touchstone Enhanced ETF	165	(436)	4,283	4,012	5,937	(1,618)	(395)	(2,041)	(571)	1,312	5,324	28,715	34,039
Touchstone Conservative ETF	30	13	8	51	528	(98)	—	21	(151)	300	351	752	1,103
Non-Affiliated:
Alger Large Cap Growth	168	1,327	4,021	5,516	—	(5,325)	(714)	(11)	(673)	(6,723)	(1,207)	63,410	62,203
Alger Small Cap Growth	8,243	1,267	(5,206)	4,304	—	(2,667)	—	(1,483)	(563)	(4,713)	(409)	38,342	37,933
JP Morgan IT Mid Cap Value	12	465	(47)	430	—	(205)	(747)	—	(74)	(1,026)	(596)	2,494	1,898
PIMCO Long-term U.S. Government Bond	6,859	1,271	(6,563)	1,567	6,239	(3,760)	(2,214)	11,049	(796)	10,518	12,085	52,809	64,894
PIMCO Commodity Real Return Strategy	350	(603)	716	463	2,443	(385)	—	(3,170)	(553)	(1,665)	(1,202)	7,067	5,865
PIMCO Total Return	2,968	227	3,089	6,284	13,412	(3,106)	—	3,401	(3,253)	10,454	16,738	66,201	82,939
Guggenheim VT Alternative Strategies	40	(221)	(117)	(298)	921	(158)	—	(3,394)	(193)	(2,824)	(3,122)	3,122	—
Guggenheim VT Multi Hedge Strategies	11	52	18	81	1,648	(314)	—	3,992	(376)	4,950	5,031	3,587	8,618
Non-Affiliated Initial Class:
Fidelity VIP Money Market	(4,578)	—	—	(4,578)	40,549	(36,771)	(62,583)	19,783	(15,203)	(54,225)	(58,803)	507,662	448,859
MFS Growth	(462)	1,375	6,753	7,666	—	(3,836)	(40)	(8)	(358)	(4,242)	3,424	48,139	51,563
MFS Investors Trust	(14)	8	2,075	2,069	—	(1,080)	(326)	(4)	(145)	(1,555)	514	11,985	12,499
Non-Affiliated Service Class:
Janus Enterprise	(90)	897	3,361	4,168	3,228	(777)	(3,291)	(336)	(445)	(1,621)	2,547	25,317	27,864
Janus Forty	(293)	3,650	51,132	54,489	26,584	(11,145)	(10,589)	3,589	(7,045)	1,394	55,883	243,897	299,780
Janus Worldwide Growth	134	(996)	14,404	13,542	20,797	(3,969)	(11,128)	(3,794)	(2,795)	(889)	12,653	70,192	82,845
MFS Core Equity	(41)	353	2,176	2,488	—	(2,318)	(477)	(564)	(424)	(3,783)	(1,295)	17,955	16,660
MFS Growth	(118)	429	2,245	2,556	—	(1,225)	(554)	—	(509)	(2,288)	268	16,618	16,886
MFS Mid Cap Growth	(94)	(371)	2,380	1,915	—	(1,287)	(1,108)	(45)	(329)	(2,769)	(854)	13,176	12,322
MFS New Discovery	1,635	193	1,477	3,305	—	(692)	(537)	(163)	(307)	(1,699)	1,606	17,148	18,754
Non-Affiliated Service Class 2:
Oppenheimer Small & Mid Cap Growth	(704)	1,059	13,552	13,907	7,717	(4,196)	(26)	(1,953)	(2,310)	(768)	13,139	91,548	104,687
Oppenheimer Global Strategic Bond	47,396	14,060	33,591	95,047	53,214	(44,305)	(73,263)	15,017	(19,276)	(68,613)	26,434	803,259	829,693
Oppenheimer International Growth	4,319	5,067	126,687	136,073	60,120	(33,138)	(16,332)	(86,950)	(18,190)	(94,490)	41,583	687,306	728,889

See accompanying notes

8

Columbus Life Insurance Company

Separate Account 1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Asset Manager	$1,732	$814	$13,150	$15,696	$4,765	$(7,244)	$(129)	$(19,773)	$(3,111)	$(25,492)	$(9,796)	$145,846	$136,050
Fidelity VIP Balanced	19,812	1,942	21,338	43,092	31,479	(22,702)	(1,135)	26,757	(6,919)	27,480	70,572	302,817	373,389
Fidelity VIP Contrafund	5,057	1,173	135,552	141,782	93,321	(53,255)	(22,398)	(27,961)	(27,507)	(37,800)	103,982	923,162	1,027,144
Fidelity VIP Equity-Income	57,864	(14,781)	58,323	101,406	51,551	(33,681)	(18,957)	(25,184)	(17,527)	(43,798)	57,608	630,156	687,764
Fidelity VIP Growth	(1,042)	26,527	12,591	38,076	22,911	(12,178)	(15,791)	(70,858)	(5,994)	(81,910)	(43,834)	256,468	212,634
Fidelity VIP Growth & Income	7,317	1,092	66,317	74,726	45,727	(20,576)	(812)	(17,747)	(8,727)	(2,135)	72,591	429,339	501,930
Fidelity VIP Mid Cap	90,705	12,160	44,638	147,503	83,136	(47,013)	(92,662)	19,040	(23,338)	(60,837)	86,666	1,078,450	1,165,116
Fidelity VIP Freedom 2010	153	23	435	611	1,129	(363)	—	—	(372)	394	1,005	5,524	6,529
Fidelity VIP Freedom 2015	58	338	657	1,053	5,528	(4,827)	—	2,915	(1,459)	2,157	3,210	9,600	12,810
Fidelity VIP Freedom 2020	336	301	808	1,445	6,779	(2,244)	(298)	(35)	(1,558)	2,644	4,089	10,705	14,794
Fidelity VIP Freedom 2025	1,104	975	3,939	6,018	20,314	(3,703)	—	—	(3,656)	12,955	18,973	37,201	56,174
Fidelity VIP Freedom 2030	849	811	2,001	3,661	9,025	(1,862)	—	5,911	(1,741)	11,333	14,994	23,546	38,540
Non-Affilitated Series I:
Invesco VI Capital Appreciation	(424)	9,556	9,194	18,326	6,935	(3,789)	(150)	(144,008)	(608)	(141,620)	(123,294)	123,294	—
Invesco VI American Franchise I*	(823)	(467)	(3,055)	(4,345)	13,122	(7,888)	(2,153)	143,081	(1,193)	144,969	140,624	—	140,624
Invesco VI Government Securities	(253)	8,210	(4,663)	3,294	5,231	(8,361)	(1,129)	(128,220)	(596)	(133,075)	(129,781)	233,516	103,735
Non-Affiliated Class 1B:
Putnam Growth and Income	1,803	(3,324)	29,459	27,938	18,304	(9,652)	(4,927)	3,412	(4,386)	2,751	30,689	151,665	182,354
Putnam International Equity	3,104	(12,747)	54,278	44,635	24,873	(12,152)	(20,744)	15,970	(4,807)	3,140	47,775	212,823	260,598
Putnam Multi-Cap Growth	(4)	9	80	85	—	(15)	(74)	—	(18)	(107)	(22)	574	552
Putnam Small Cap Value	74	7,115	34,351	41,540	15,229	(7,093)	(68)	(18,852)	(5,694)	(16,478)	25,062	253,086	278,148
Putnam Voyager	—	15	16	31	—	(9)	(76)	—	(6)	(91)	(60)	242	182
Non-Affilitated Series II:
Invesco VI Value Opportunities	815	1,583	17,123	19,521	14,886	(4,583)	(533)	(4,927)	(3,191)	1,652	21,173	116,262	137,435
Invesco VI Capital Appreciation	(81)	2,998	1,947	4,864	4,041	(689)	166	(37,802)	(563)	(34,847)	(29,983)	29,983	—
Invesco VI Core Equity	152	2,308	4,320	6,780	7,385	(2,393)	(44)	(11,693)	(1,945)	(8,690)	(1,910)	58,133	56,223
Non-Affiliated Class 2:
Franklin Growth & Income	4,771	(2,311)	19,448	21,908	23,229	(6,411)	(3,983)	(3,285)	(5,170)	4,380	26,288	186,958	213,246
Franklin Income	14,683	(280)	13,678	28,081	25,302	(12,250)	(3,809)	(2,586)	(6,567)	90	28,171	232,211	260,382
Franklin Mutual Shares	4,703	(3,097)	35,653	37,259	21,163	(8,906)	(3,392)	(15,593)	(5,504)	(12,232)	25,027	277,373	302,400
Franklin Large Cap Growth	515	2,004	26,397	28,916	29,750	(13,617)	(18,892)	18,103	(7,116)	8,228	37,144	241,644	278,788
Franklin U.S. Government	6,146	10,610	(10,385)	6,371	47,503	(50,525)	(102,638)	(116,527)	(14,966)	(237,153)	(230,782)	595,488	364,706
Templeton Foreign	16,438	(21,610)	114,893	109,721	79,583	(28,893)	(63,477)	(18,970)	(14,093)	(45,850)	63,871	640,027	703,898
Templeton Growth	1,706	(1,530)	23,066	23,242	13,797	(3,572)	(529)	5,438	(2,119)	13,015	36,257	105,117	141,374
Invesco Van Kampen Comstock	694	2,018	18,250	20,962	6,787	(10,062)	(4,523)	(3,270)	(4,096)	(15,164)	5,798	122,262	128,060
Invesco Van Kampen American Franchise	(719)	3,828	4,708	7,817	14,343	(5,130)	(43)	58,574	(2,524)	65,220	73,037	67,581	140,618
Invesco Van Kampen American Value	(3)	29	858	884	1,492	(550)	—	(375)	(268)	299	1,183	5,230	6,413

See accompanying notes

* - 2012 inception date of division.

9

Columbus Life Insurance Company

Separate Account 1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
MS UIF Emerging Markets Equity	$(1,755)	$2,389	$45,087	$45,721	$31,480	$(12,698)	$(6,596)	$11,043	$(7,592)	$15,637	$61,358	$231,874	$293,232
MS UIF Emerging Markets Debt	126	199	688	1,013	2,054	(598)	(1,065)	43	(419)	15	1,028	6,039	7,067
MS UIF Global Real Estate	(8)	(90)	1,259	1,161	1,731	(306)	(1,078)	79	(391)	35	1,196	4,075	5,271
Non-Affiliated Class A:
DWS Bond Porfolio	1,132	(1,642)	2,720	2,210	—	(728)	(8,684)	—	(533)	(9,945)	(7,735)	38,099	30,364
DWS VIT Equity 500 Index	27,898	140,374	191,607	359,879	209,396	(182,614)	(376,380)	25,108	(64,682)	(389,172)	(29,293)	2,574,790	2,545,497
DWS VIT Small Cap Index	400	25,872	6,488	32,760	29,035	(12,403)	(12,715)	809	(8,249)	(3,523)	29,237	208,738	237,975

See accompanying notes

10

Columbus Life Insurance Company

Separate Account 1

Statements of Changes in Net Assets

Year ended December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Touchstone Baron Small Cap Growth	$(4,141)	$58,484	$(35,320)	$19,023	$48,580	$(30,399)	$(10,700)	$(262)	$(15,598)	$(8,379)	$10,644	$572,959	$583,603
Touchstone Core Bond	111,704	7,314	77,437	196,455	51,913	(32,904)	(18,706)	173,684	(18,658)	155,329	351,784	2,392,483	2,744,267
Touchstone Mid Cap Growth	(4,893)	(442)	(185,661)	(190,996)	164,053	(58,136)	(35,932)	(93,854)	(32,520)	(56,389)	(247,385)	1,693,063	1,445,678
Touchstone High Yield	219,959	15,791	(98,801)	136,949	51,646	(37,241)	(5,212)	13,663	(19,184)	3,672	140,621	2,516,312	2,656,933
Touchstone Large Cap Core Equity	57,311	(7,535)	78,408	128,184	96,360	(74,254)	(57,865)	(84,138)	(34,780)	(154,677)	(26,493)	5,359,791	5,333,298
Touchstone Money Market	(8,315)	—	—	(8,315)	162,613	(93,291)	(84,625)	(527,004)	(44,173)	(586,480)	(594,795)	1,532,487	937,692
Touchstone Third Avenue Value	21,066	(29,729)	(199,390)	(208,053)	105,727	(57,507)	(32,503)	13,144	(23,288)	5,573	(202,480)	1,323,135	1,120,655
Touchstone Moderate ETF	(986)	6,228	(7,547)	(2,305)	47,547	(64,949)	(10,713)	21,166	(29,153)	(36,102)	(38,407)	372,040	333,633
Touchstone Aggressive ETF	267	4,022	(4,021)	268	7,952	(1,221)	(1,234)	(12,802)	(1,294)	(8,599)	(8,331)	42,861	34,530
Touchstone Enhanced ETF	163	(103)	(1,523)	(1,463)	5,343	(1,463)	—	910	(157)	4,633	3,170	25,545	28,715
Touchstone Conservative ETF	9	33	(20)	22	494	(77)	—	(377)	(139)	(99)	(77)	829	752
Non-Affiliated:
Alger Large Cap Growth	76	1,362	(2,186)	(748)	—	(6,138)	(1,890)	(508)	(786)	(9,322)	(10,070)	73,480	63,410
Alger Small Cap Growth	(406)	2,645	(3,929)	(1,690)	—	(3,064)	(3,758)	(1,155)	(666)	(8,643)	(10,333)	48,675	38,342
JP Morgan IT Mid Cap Value	16	114	(92)	38	—	(200)	—	—	(87)	(287)	(249)	2,743	2,494
PIMCO Long-term U.S. Government Bond	1,892	(623)	10,922	12,191	4,463	(4,742)	(14,263)	10,842	(820)	(4,520)	7,671	45,138	52,809
PIMCO Commodity Real Return Strategy	970	(37)	(1,591)	(658)	2,262	(333)	(27)	129	(481)	1,550	892	6,175	7,067
PIMCO Total Return	2,162	122	(556)	1,728	9,031	(2,199)	(1,503)	8,500	(2,681)	11,148	12,876	53,325	66,201
Guggenheim VT Alternative Strategies	50	(15)	(148)	(113)	1,493	(258)	(49)	177	(338)	1,025	912	2,210	3,122
Guggenheim VT Multi Hedge Strategies	(24)	64	52	92	839	(156)	—	(483)	(188)	12	104	3,483	3,587
Non-Affiliated Initial Class:
Fidelity VIP Money Market	(5,979)	—	81	(5,898)	46,296	(46,780)	(27,324)	(11,603)	(21,351)	(60,762)	(66,660)	574,322	507,662
MFS Growth	(362)	1,069	(1,288)	(581)	—	(3,830)	(39)	(161)	(389)	(4,419)	(5,000)	53,139	48,139
MFS Investors Trust	3	(133)	(240)	(370)	—	(1,482)	(35)	(5)	(180)	(1,702)	(2,072)	14,057	11,985
Non-Affiliated Service Class:
Janus Enterprise	(123)	1,309	(1,663)	(477)	3,333	(914)	(9,008)	(345)	(624)	(7,558)	(8,035)	33,352	25,317
Janus Forty	(1,122)	9,244	(29,543)	(21,421)	27,527	(11,645)	(5,960)	(13,008)	(7,221)	(10,307)	(31,728)	275,625	243,897
Janus Worldwide Growth	(82)	(177)	(11,565)	(11,824)	13,921	(4,029)	(5,403)	2,543	(3,131)	3,901	(7,923)	78,115	70,192
MFS Core Equity	(12)	177	(463)	(298)	—	(2,173)	(891)	(25)	(474)	(3,563)	(3,861)	21,816	17,955
MFS Growth	(124)	487	(503)	(140)	—	(1,212)	(2,069)	(26)	(545)	(3,852)	(3,992)	20,610	16,618
MFS Mid Cap Growth	(119)	(1,035)	374	(780)	(23)	(1,121)	(1,988)	(1,859)	(567)	(5,558)	(6,338)	19,514	13,176
MFS New Discovery	2,495	668	(5,418)	(2,255)	—	(908)	(1,183)	(1,295)	(406)	(3,792)	(6,047)	23,195	17,148
Non-Affiliated Service Class 2:
Oppenheimer Small & Mid Cap Growth	(674)	1,118	(961)	(517)	7,451	(3,895)	(1,298)	2,249	(2,381)	2,126	1,609	89,939	91,548
Oppenheimer Global Strategic Bond	39,170	39,135	(63,478)	14,827	61,804	(47,849)	(303,309)	39,841	(26,836)	(276,349)	(261,522)	1,064,781	803,259
Oppenheimer International Growth	799	578	(69,269)	(67,892)	69,577	(33,584)	(7,979)	(5,880)	(19,465)	2,669	(65,223)	752,529	687,306

See accompanying notes

11

Columbus Life Insurance Company

Separate Account 1

Statements of Changes in Net Assets (conitnued)

Year ended December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Asset Manager	$2,364	$162	$(7,675)	$(5,149)	$4,991	$(6,695)	$(4,630)	$1,490	$(3,239)	$(8,083)	$(13,232)	$159,078	$145,846
Fidelity VIP Balanced	3,564	4,316	(20,811)	(12,931)	28,557	(19,683)	(30,144)	(4,302)	(6,718)	(32,290)	(45,221)	348,038	302,817
Fidelity VIP Contrafund	1,507	(24,888)	(17,585)	(40,966)	97,332	(49,604)	(24,245)	(12,438)	(27,326)	(16,281)	(57,247)	980,409	923,162
Fidelity VIP Equity-Income	10,921	(14,977)	2,328	(1,728)	58,419	(30,672)	(22,659)	4,375	(17,387)	(7,924)	(9,652)	639,808	630,156
Fidelity VIP Growth	(469)	7,496	(8,135)	(1,108)	24,823	(10,678)	(19,671)	10,522	(6,198)	(1,202)	(2,310)	258,778	256,468
Fidelity VIP Growth & Income	4,309	(3,367)	3,604	4,546	40,393	(17,038)	(32,720)	(11,741)	(8,544)	(29,650)	(25,104)	454,443	429,339
Fidelity VIP Mid Cap	(4,864)	9,302	(148,572)	(144,134)	85,857	(43,684)	(16,433)	(398)	(23,779)	1,563	(142,571)	1,221,021	1,078,450
Fidelity VIP Freedom 2010	97	28	(203)	(78)	1,103	(332)	—	540	(364)	947	869	4,655	5,524
Fidelity VIP Freedom 2015	(86)	642	(937)	(381)	2,956	(3,476)	—	2,983	(1,182)	1,281	900	8,700	9,600
Fidelity VIP Freedom 2020	193	372	(752)	(187)	6,575	(1,985)	(1,044)	734	(1,409)	2,871	2,684	8,021	10,705
Fidelity VIP Freedom 2025	571	3,003	(4,685)	(1,111)	17,425	(3,297)	(5,036)	199	(3,593)	5,698	4,587	32,614	37,201
Fidelity VIP Freedom 2030	387	1,947	(3,118)	(784)	7,684	(1,590)	(5,001)	145	(1,647)	(409)	(1,193)	24,739	23,546
Non-Affilitated Series I:
Invesco VI Capital Appreciation	(1,039)	(1,027)	(9,983)	(12,049)	20,699	(11,828)	(25,342)	(3,541)	(1,943)	(21,955)	(34,004)	157,298	123,294
Invesco VI Government Securities	(13)	1,154	4,707	5,848	6,340	(6,847)	(4,154)	203,050	(535)	197,854	203,702	29,814	233,516
Non-Affiliated Class 1B:
Putnam Growth and Income	914	(3,173)	(5,996)	(8,255)	18,297	(9,309)	(466)	1,758	(4,479)	5,801	(2,454)	154,119	151,665
Putnam International Equity	6,036	5,369	(62,425)	(51,020)	26,443	(12,516)	(9,114)	6,227	(4,924)	6,116	(44,904)	257,727	212,823
Putnam Multi-Cap Growth	(2)	6	(38)	(34)	43	(29)	(78)	—	(85)	(149)	(183)	757	574
Putnam Small Cap Value	129	14,839	(32,780)	(17,812)	20,039	(7,770)	(1,887)	(2,132)	(5,756)	2,494	(15,318)	268,404	253,086
Putnam Voyager	(2)	11	(68)	(59)	21	(24)	—	—	(58)	(61)	(120)	362	242
Non-Affilitated Series II:
Invesco VI Basic Value	27	(24,115)	17,033	(7,055)	11,486	(4,854)	(3,742)	2,604	(3,367)	2,127	(4,928)	121,190	116,262
Invesco VI Capital Appreciation	(198)	2,820	(5,975)	(3,353)	7,148	(1,893)	(4,074)	13,075	(1,788)	12,468	9,115	20,868	29,983
Invesco VI Core Equity	41	946	(1,504)	(517)	4,106	(2,270)	(983)	1,371	(1,995)	229	(288)	58,421	58,133
Non-Affiliated Class 2:
Franklin Growth & Income	5,678	(10,330)	8,311	3,659	16,434	(5,994)	(782)	(37,700)	(5,411)	(33,453)	(29,794)	216,752	186,958
Franklin Income	11,957	(568)	(8,839)	2,550	22,697	(11,412)	(1,417)	57,235	(6,597)	60,506	63,056	169,155	232,211
Franklin Mutual Shares	5,591	(5,102)	(5,475)	(4,986)	26,118	(8,440)	(4,676)	2,330	(5,593)	9,739	4,753	272,620	277,373
Franklin Large Cap Growth	44	(350)	(4,939)	(5,245)	30,554	(13,005)	(460)	7,651	(7,049)	17,691	12,446	229,198	241,644
Franklin U.S. Government	12,597	(3,492)	10,049	19,154	47,372	(44,383)	(10,550)	265,913	(14,481)	243,871	263,025	332,463	595,488
Templeton Foreign	8,164	(8,934)	(79,617)	(80,387)	82,471	(29,436)	(9,362)	(8,588)	(14,865)	20,220	(60,167)	700,194	640,027
Templeton Growth	822	(9,914)	1,883	(7,209)	9,178	(3,071)	(185)	(58,041)	(2,043)	(54,162)	(61,371)	166,488	105,117
Invesco Van Kampen Comstock	601	1,074	(5,258)	(3,583)	12,629	(9,221)	(5,636)	(945)	(3,727)	(6,900)	(10,483)	132,745	122,262
Invesco Van Kampen American Franchise	(448)	2,421	(8,222)	(6,249)	5,786	(3,036)	(24)	38,022	(1,306)	39,442	33,193	34,388	67,581
Invesco Van Kampen American Value	7	(27)	(332)	(352)	855	(409)	(60)	5,290	(219)	5,457	5,105	125	5,230

See accompanying notes

12

Columbus Life Insurance Company

Separate Account 1

Statements of Changes in Net Assets (conitnued)

Year ended December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
MS UIF Emerging Markets Equity	$(791)	$15,389	$(72,190)	$(57,592)	$33,447	$(13,478)	$(3,855)	$27,075	$(8,070)	$35,119	$(22,473)	$254,347	$231,874
MS UIF Emerging Markets Debt	211	46	28	285	1,785	(473)	—	2,181	(308)	3,185	3,470	2,569	6,039
MS UIF Global Real Estate	529	(2,678)	(1,119)	(3,268)	1,848	(741)	(72)	1,576	(488)	2,123	(1,145)	5,220	4,075
Non-Affiliated Class A:
DWS Bond Porfolio	2,777	(6,701)	6,990	3,066	—	(1,724)	(30,053)	—	(1,472)	(33,249)	(30,183)	68,282	38,099
DWS VIT Equity 500 Index	30,127	39,728	(46,422)	23,433	218,500	(175,661)	(52,125)	(191,752)	(69,415)	(270,453)	(247,020)	2,821,810	2,574,790
DWS VIT Small Cap Index	509	1,785	(14,332)	(12,038)	27,988	(11,823)	(10,459)	(4,484)	(6,878)	(5,656)	(17,694)	226,432	208,738

See accompanying notes

13

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements

December 31, 2012

1. Organization and Significant Accounting Policies

Columbus Life Insurance Company Separate Account 1 (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 89 subaccounts available. The investment objective of each subaccount and its Underlying Fund are the same. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable universal life insurance policies are distributed across the United States through a network of broker-dealers and wholesalers.

Each subaccount invests all its investible assets in shares of the following mutual fund families: the Touchstone Variable Series Trust (“Touchstone Funds”), Alger Funds (“Alger Funds”), J.P. Morgan Series II Trust (“JPMorgan Funds”) PIMCO Variable Insurance Trust (“PIMCO Funds”), Guggenheim Investments (“Guggenheim Funds”), Variable Insurance Products Funds (“Fidelity VIP Funds”), Massachusetts Financial Services Variable Insurance Trust (“MFS Funds”), Janus Aspen Series Funds (“Janus Funds”), Oppenheimer Variable Account Funds and Oppenheimer Panorama Series Fund (“Oppenheimer Funds”), Invesco Van Kampen Life Variable Insurance (“Invesco Van Kampen VI Funds”), Putnam Variable Trust (“Putnam VT Funds”), Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton Funds”), Invesco Van Kampen Life Investment Trust Portfolios (“Invesco Van Kampen LIT Funds”), Van Kampen Universal Institutional Funds Portfolios (“Van Kampen UIF Funds”), and DWS Variable Series I and DWS Investments VIT Funds (“DWS Funds”). The Touchstone Funds are managed by Touchstone Advisors, Inc. The Alger Funds are managed by Alger, Inc. J.P. Morgan Investment Management, Inc. is the investment adviser to the JPMorgan Funds. The PIMCO Funds are managed by the Pacific Investment Management Company. The investment advisor for the Guggenheim Funds is Guggenheim Investments. Fidelity VIP Funds are “series” type mutual funds managed by Fidelity Management and Research Company. The MFS Funds are managed by

14

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Massachusetts Financial Services Company. The Janus Funds are managed by the Janus Capital Group, Inc. The Oppenheimer Funds are managed by Oppenheimer Funds, Inc. The Invesco Funds are managed by Invesco Investments, Inc. The investment adviser of the Putnam VT Funds is Putnam Investment Management, LLC.

The investment advisers of the Franklin Templeton Funds, are various affiliates of Franklin Resources, Inc., doing business as Franklin Templeton Investments, including Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Templeton Investment Counsel, LLC, and Templeton Global Advisors Limited. Invesco Van Kampen Asset Management manages the Invesco VK LIT Funds. The Van Kampen UIF Funds are managed by Morgan Stanley Investment Management, Inc. The investment adviser for the DWS Funds is Deutsche Asset Management, Inc.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable

15

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•                  Level 1 - inputs to the valuation methodology are quoted prices in active markets.

•                  Level 2 - inputs to the valuation methodology are observable, directly or indirectly.

•                  Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

16

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and determined that no additional disclosures are required.

17

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.              Purchases and Sales of Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the periodended December 31, 2012 and the cost of shares held at December 31, 2012, for each  subaccount were as follows:

	Purchases	Sales	Cost

Touchstone Variable Series Trust:
Baron Small Cap Growth	$186,666	$99,618	$611,377
Core Bond	211,252	355,621	2,456,691
Mid Cap Growth	113,302	345,588	1,365,965
High Yield	466,472	512,400	2,713,582
Large Cap Core Equity	228,686	624,236	5,569,989
Money Market	1,171,042	1,104,883	998,818
Third Avenue Value	58,992	133,215	1,439,208
Moderate ETF	112,762	133,378	319,298
Aggressive ETF	6,645	12,826	28,500
Enhanced ETF	10,177	8,700	31,029
Conservative ETF	589	260	1,094
The Alger Fund:
Large Cap Growth Portfolio	758	7,313	50,570
Small Cap Growth Portfolio	8,602	5,071	32,842
J.P. Morgan Insurance Trust:
Mid Cap Value Portfolio	28	1,043	1,205
PIMCO Variable Insurance Trust:
Long-Term U.S. Government Bond Portfolio	24,913	7,536	65,265
Commodity Real Return Strategy Portfolio	2,904	4,213	6,293
Total Return Portfolio	20,035	6,612	80,668
Guggenheim Investments
Alternative Strategies	926	3,976	1
Multi Hedge Strategies	5,468	507	8,361
Fidelity Variable Insurance Products Funds:
Money Market Portfolio - Initial Class	76,548	135,349	448,815
Asset Manager - Service Class 2	6,618	30,378	136,157
Balanced - Service Class 2	73,495	26,204	394,046
Contrafund - Service Class 2	124,135	156,858	946,444
Equity-Income - Service Class 2	265,611	251,547	668,616
Growth - Service Class 2	15,906	98,857	169,462
Growth & Income - Service Class 2	44,391	39,204	454,267
Mid Cap - Service Class 2	181,391	151,524	1,120,315
Freedom 2010 - Service Class 2	1,303	757	6,296
Freedom 2015 - Service Class 2	9,147	6,933	12,361
Freedom 2020 - Service Class 2	5,588	2,607	14,154
Freedom 2025 - Service Class 2	21,168	7,109	52,487
Freedom 2030 - Service Class 2	16,117	3,936	36,287
MFS Variable Insurance Trust:
Growth Series - Initial Class	—	4,705	34,858
Investors Trust Series - Initial Class	110	1,679	12,007
Core Equity Series - Service Class	89	3,913	14,439
Growth Series - Service Class	1	2,408	13,329
Mid Cap Growth Series - Service Class	—	2,864	13,033
New Discovery Series - Service Class	1,770	1,835	17,166

18

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.              Purchases and Sales of Investments (continued)

	Purchases	Sales	Cost
Janus Aspen Series:
Enterprise Portfolio - Service Shares	$2,995	$4,704	$22,286
Forty Portfolio - Service Shares	29,024	27,921	246,208
Worldwide Growth Portfolio - Service Shares	20,574	21,330	75,337
Oppenheimer Variable Account Funds:
Oppenheimer Small & Mid Cap Growth Fund/VA - Service Class	5,616	7,081	86,516
Oppenheimer Global Strategic Bond Fund/VA - Service Class	118,744	139,960	797,785
Oppenheimer’s Panorama Series Fund, Inc.:
Oppenheimer International Growth Fund/VA - Service Class	85,747	176,457	616,648
Invesco Investments, Inc.:
Capital Appreciation Fund - Series I	4,191	146,591	—
American Franchise - Series I	153,079	8,934	143,678
Government Securities Fund - Series I	111,877	245,204	104,197
Value Opportunities Fund - Series II	15,279	12,813	122,574
Capital Appreciation Fund - Series II	5,575	40,316	—
Capital Growth Portfolio - Class II	71,874	7,371	134,394
Comstock Portfolio - Class II	7,579	22,047	109,572
Core Equity - Series II	7,610	16,146	47,517
American Value Portfolio - Class II	1,477	1,165	5,875
Putnam Variable Trust:
Growth and Income Fund - Class IB	23,368	18,811	184,816
International Equity Fund - Class IB	103,908	97,666	241,453
Multi-Cap Growth Fund - Class IB	2	111	608
Small Cap Value Fund - Class IB	18,410	34,814	232,839
Voyager Fund - Class IB	3	94	282
Franklin Templeton Variable Insurance Products Trust:
Growth and Income Securities - Class 2	26,176	17,025	198,080
Income Securities - Class 2	35,996	21,223	253,306
Mutual Shares Securities Fund - Class 2	23,504	31,033	301,144
Large Cap Growth Securities Fund - Class 2	46,596	37,855	255,176
U.S. Government - Class 2	160,679	391,685	365,398
Templeton Foreign Securities Fund - Class 2	91,983	121,397	706,469
Templeton Growth Securities Fund - Class 2	24,806	10,088	135,550
Morgan Stanley The Universal Institutional Funds, Inc.:
Emerging Markets Equity Portfolio - Class II	58,755	44,872	279,939
Emerging Markets Debt Portfolio - Class II	2,008	1,868	6,267
Emerging Global Real Estate Portfolio - Class II	1,621	1,597	4,689
DWS Variable Series I:
Bond Portfolio - Class A	1,341	10,154	33,317
DWS Investments VIT Funds:
Equity 500 Index Fund - Class A	538,819	900,097	2,155,355
Small Cap Index Fund - Class A	242,830	245,952	221,049

19

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3. Expenses and Related Party Transactions

The Company deducts a premium expense charge from the Separate Account to cover the cost of distributing the policies. For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment. For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%. In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%. Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%. In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options. For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options. The maximum state tax charge is 3.50% of a premium payment.

The Company also deducts from a contract owner’s account a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.

The Company also deducts from a contract owner’s account an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted from a contract owner’s account on each monthly anniversary day.

20

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3. Expenses and Related Party Transactions (continued)

The monthly expense charge covers the cost of record keeping and administering the policy. For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6. For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50. This charge is also deducted from a contract owner’s account on each monthly anniversary day.

The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks. For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. The monthly deduction can be charged on a pro-rata basis to each investment option or from a single investment option at the direction of the policyholder. As of December 31, 2012, the effective annual rate of the Flexible Premium charges is 0.90% and for each Pinnacle, Pinnacle II and Legacy effective annual rate charges are 0.70%.

A surrender charge is imposed by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies. For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period. The amount of the charge depends upon the insured’s age, gender and underwriting class.

There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10 for each transfer in a policy year. The charge is deducted from the account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.

There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the account value.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

21

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.              Changes in Units Outstanding

The following table shows a summary of changes in units outstanding for variable universal life insurance contracts for the periods ended December 31, 2012 and 2011:

Flexible Premium Variable Universal Life Insurance

	2012				2011
Subaccount	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	168	(246)	560	482	192	(115)	(173)	(96)
Touchstone Core Bond Fund	228	(25)	(52)	151	165	(21)	259	403
Touchstone Mid Cap Growth Fund	985	(1,129)	(493)	(637)	1,145	(542)	(791)	(188)
Touchstone High Yield Fund	251	(111)	39	179	226	(123)	23	126
Touchstone Large Cap Core Equity Fund	1,261	(1,944)	(501)	(1,184)	1,406	(1,052)	(1,331)	(977)
Touchstone Money Market Fund	3,533	(736)	4,196	6,993	3,494	(5,833)	(21,526)	(23,865)
Touchstone Third Avenue Value Fund	457	(977)	(193)	(713)	551	(617)	(145)	(211)
Touchstone Moderate ETF Fund	461	(138)	(272)	51	582	(824)	(281)	(523)

Alger Large Cap Growth Portfolio	—	(132)	(504)	(636)	—	(270)	(658)	(928)
Alger Small Cap Growth Portfolio	—	(44)	(320)	(364)	—	(365)	(341)	(706)

PIMCO VIT Long-Term U.S. Government Bond	219	(108)	245	356	187	(691)	347	(157)

Fidelity VIP Asset Manager Portfolio - Service Class 2	72	(5)	(33)	34	25	(5)	123	143
Fidelity VIP Balanced Portfolio - Service Class 2	121	(30)	(84)	7	129	(101)	(135)	(107)
Fidelity VIP Contrafund Portfolio - Service Class 2	251	(360)	(295)	(404)	381	(270)	(886)	(775)
Fidelity VIP Equity-Income Portfolio - Service Class 2	291	(71)	(150)	70	271	(220)	(161)	(110)
Fidelity VIP Growth Portfolio - Service Class 2	184	(70)	(134)	(20)	181	(35)	(272)	(126)
Fidelity VIP Growth & Income Portfolio - Service Class 2	146	(23)	(120)	3	153	(396)	(85)	(328)
Fidelity VIP Mid Cap Portfolio - Service Class 2	182	(246)	(109)	(173)	246	(38)	(457)	(249)

MFS VIT Growth Series - Initial Class	—	(33)	(330)	(363)	—	(40)	(374)	(414)
MFS VIT Investors Trust Series - Initial Class	—	(40)	(93)	(133)	—	(20)	(136)	(156)
MFS VIT Core Equity Series - Service Class	—	(1)	(2)	(3)	—	(1)	(2)	(3)
MFS VIT Mid Cap Growth Series - Service Class	—	(6)	(49)	(55)	—	(6)	(37)	(43)
MFS VIT New Discovery Series - Service Class	—	(42)	(6)	(48)	—	(15)	(9)	(24)

Invesco Capital Appreciation Fund - Series I	758	(86)	(16,357)	(15,685)	2,454	(3,247)	(1,786)	(2,579)
Invesco American Franchise - Series I	1,385	(358)	13,468	14,495	—	—	—	—
Invesco Government Securities Fund - Series I	302	(100)	(7,839)	(7,637)	386	(296)	11,631	11,721

Putnam VT International Equity Fund - Class IB	917	(807)	509	619	870	(437)	(187)	246

DWS VIT Equity 500 Index - Class A	765	(257)	1,333	1,841	728	(213)	(350)	165
DWS VIT Small Cap Index - Class A	85	(23)	(66)	(4)	94	(11)	(80)	3

22

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4. Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2012				2011
Division	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	1,277	(1,242)	(1,437)	(1,402)	1,738	(930)	(1,372)	(564)
Touchstone Core Bond Fund	2,868	(13,686)	(6,136)	(16,954)	2,938	(2,203)	7,403	8,138
Touchstone Mid Cap Growth Fund	5,929	(5,356)	(9,293)	(8,720)	5,778	(2,342)	(5,839)	(2,403)
Touchstone High Yield Fund	2,222	(10,533)	(2,682)	(10,993)	2,275	(1,056)	(1,900)	(681)
Touchstone Large Cap Core Equity Fund	6,365	(36,612)	(5,051)	(35,298)	6,535	(6,322)	(14,141)	(13,928)
Touchstone Money Market Fund	9,829	(16,760)	5,954	(977)	10,135	(5,107)	(31,363)	(26,335)
Touchstone Third Avenue Value Fund	4,345	(2,797)	(4,393)	(2,845)	4,702	(2,292)	(2,184)	226
Touchstone Moderate ETF Fund	3,599	(6,812)	890	(2,323)	3,843	(2,927)	(4,554)	(3,638)
Touchstone Aggressive ETF Fund	607	(1,119)	(128)	(640)	781	(246)	(1,360)	(825)
Touchstone Enhanced ETF Fund	599	(95)	(385)	119	541	(48)	(46)	447
Touchstone Conservative ETF Fund	44	(13)	(6)	25	44	(13)	(40)	(9)

PIMCO VIT Commodity Reat Return Strategy	126	(28)	(180)	(82)	112	(25)	(13)	74
PIMCO VIT Total Return	930	(232)	17	715	690	(319)	454	825

J.P. Morgan Insurance Trust Mid Cap Value Portfolio	—	(42)	(13)	(55)	—	(5)	(14)	(19)

Fidelity VIP Money Market Fund Portfolio - Initial Class	3,201	(6,142)	(1,753)	(4,694)	3,659	(3,842)	(5,133)	(5,316)
Fidelity VIP Asset Manager Portfolio - Service Class 2	234	(199)	(1,713)	(1,678)	301	(507)	(505)	(711)
Fidelity VIP Balanced Portfolio - Service Class 2	1,762	(455)	171	1,478	1,698	(2,157)	(1,509)	(1,968)
Fidelity VIP Contrafund Portfolio - Service Class 2	4,399	(2,158)	(4,005)	(1,764)	4,874	(2,488)	(3,333)	(947)
Fidelity VIP Equity-Income Portfolio - Service Class 2	3,258	(2,484)	(4,022)	(3,248)	4,118	(2,770)	(2,278)	(930)
Fidelity VIP Growth Portfolio - Service Class 2	1,706	(1,689)	(6,361)	(6,344)	2,024	(2,161)	54	(83)
Fidelity VIP Growth & Income Portfolio - Service Class 2	3,057	(654)	(2,774)	(371)	3,023	(2,792)	(2,385)	(2,154)
Fidelity VIP Mid Cap Portfolio - Service Class 2	2,921	(4,030)	(1,191)	(2,300)	2,931	(1,439)	(1,655)	(163)
Fidelity VIP Freedom 2010	99	(33)	(35)	31	103	(34)	15	84
Fidelity VIP Freedom 2015	496	(130)	(190)	176	279	(111)	(78)	90
Fidelity VIP Freedom 2020	622	(170)	(217)	235	639	(235)	(129)	275
Fidelity VIP Freedom 2025	1,879	(334)	(371)	1,174	1,691	(825)	(330)	536
Fidelity VIP Freedom 2030	860	(167)	342	1,035	774	(662)	(162)	(50)

MFS VIT Core Equity Series - Service Class	—	(83)	(267)	(350)	—	(126)	(222)	(348)
MFS VIT Growth Series - Service Class	—	(81)	(100)	(181)	—	(208)	(114)	(322)
MFS VIT Mid Cap Growth Series - Service Class	—	(151)	(116)	(267)	—	(257)	(323)	(580)
MFS VIT New Discovery Series - Service Class	—	(16)	(50)	(66)	—	(80)	(137)	(217)

Janus Aspen Mid Cap Growth	196	(223)	(72)	(99)	217	(629)	(89)	(501)
Janus Aspen Capital Appreciation	1,543	(1,097)	(573)	(127)	1,812	(837)	(1,836)	(861)
Janus Aspen Worldwide Growth	2,107	(1,388)	(837)	(118)	1,339	(826)	(181)	332

Oppenheimer Small & Mid Cap Growth	674	(203)	(612)	(141)	713	(344)	(283)	86
Oppenheimer Global Strategic Bond	2,572	(4,501)	(1,658)	(3,587)	3,092	(16,242)	(604)	(13,754)
Oppenheimer International Growth	3,377	(1,987)	(6,897)	(5,507)	4,002	(1,589)	(2,910)	(497)

Guggenheim Alternative Strategies	96	(20)	(404)	(328)	154	(39)	(13)	102
Guggenheim Multi Hedge Strategies	143	(33)	318	428	75	(17)	(60)	(2)

Invesco VI Basic Value Fund - Series II	1,026	(260)	(724)	42	869	(528)	(403)	(62)
Invesco VI Capital Appreciation Fund - Series II	313	(41)	(2,687)	(2,415)	534	(417)	753	870
Invesco VI Core Equity Fund - Series II	610	(160)	(1,206)	(756)	348	(253)	(106)	(11)
Invesco Van Kampen LIT Comstock Portfolio - Class II	371	(468)	(787)	(884)	742	(563)	(644)	(465)
Invesco Van Kampen LIT Capital Growth Portfolio - Class II	840	(151)	2,963	3,652	348	(81)	2,023	2,290
Invesco Van Kampen UIF Mid Cap Value Portfolio - Class II	128	(22)	(83)	23	82	(27)	429	484

23

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4. Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2012				2011
Division	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)

Putnam VT Growth and Income Fund - Class IB	1,210	(619)	(489)	102	1,266	(347)	(578)	341
Putnam VT International Equity Fund - Class IB	653	(747)	(344)	(438)	728	(434)	(540)	(246)
Putnam VT Multi-Cap Growth Fund - Class IB	—	(5)	(1)	(6)	2	(7)	(4)	(9)
Putnam VT Small Cap Value Fund - Class IB	720	(273)	(1,300)	(853)	1,009	(382)	(765)	(138)
Putnam VT Voyager Fund - Class IB	—	(5)	—	(5)	1	(2)	(3)	(4)

Franklin Templeton VIP Trust Growth & Income
Securities Fund - Class 2	1,358	(536)	(633)	189	1,025	(388)	(2,824)	(2,187)
Franklin Templeton VIP Trust Income
Securities Fund - Class 2	1,231	(498)	(790)	(57)	1,183	(419)	2,318	3,082
Franklin Templeton VIP Trust Mutual Shares
Securities Fund - Class 2	1,206	(510)	(1,478)	(782)	1,571	(627)	(475)	469
Franklin Templeton VIP Trust Large Cap Growth
Securities Fund - Class 2	1,844	(1,631)	227	440	2,054	(506)	(466)	1,082
Franklin Templeton VIP Trust U.S. Government
Fund - Class 2	3,208	(7,913)	(11,511)	(16,216)	3,350	(1,779)	15,096	16,667
Franklin Templeton VIP Trust Foreign
Securities Fund - Class 2	3,804	(3,652)	(2,433)	(2,281)	3,824	(1,131)	(1,963)	730
Franklin Templeton VIP Trust Growth
Securities Fund - Class 2	790	(152)	93	731	544	(130)	(3,533)	(3,119)

MS UIF Emerging Markets Equity Portfolio - Class II	826	(373)	(81)	372	845	(310)	157	692
MS UIF Emerging Markets Debt Portfolio - Class II	116	(83)	(36)	(3)	113	(21)	110	202
MS UIF Global Real Estate Portfolio - Class II	85	(72)	(14)	(1)	97	(29)	(104)	(36)

DWS Variable Series I Bond Portfolio - Class A	—	(719)	(73)	(792)	—	(2,554)	(162)	(2,716)

DWS VIT Equity 500 Index - Class A	14,271	(31,327)	(13,448)	(30,504)	16,276	(9,270)	(30,358)	(23,352)
DWS VIT Small Cap Index - Class A	1,381	(1,074)	(520)	(213)	1,422	(921)	(922)	(421)

24

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights

A summary of net assets, unit values and units outstanding for variable universal life insurance contracts, investment income and expense ratios, excluding expenses of the underlying funds, are presented for the periods ended December 31, 2012, 2011, 2010, 2009, and 2008.

Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

	At December 31, 2012				For the period ended December 31, 2012
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$23.28 to $25.55	22	$27.49 to $30.45	$666	18.07%	0.00% to 0.90%	18.08% to 19.18%
Core Bond Fund	17.54 to 17.69	140	18.46 to 18.47	2,579	5.71%	0.00% to 0.90%	4.41% to 5.25%
Mid Cap Growth Fund	20.17 to 26.01	60	24.19 to 30.92	1,501	0.00%	0.00% to 0.90%	18.88% to 19.93%
High Yield Fund	19.42 to 21.29	114	21.83 to 24.15	2,752	7.10%	0.00% to 0.90%	12.41% to 13.43%
Large Cap Core Equity Fund	10.38 to 12.69	386	11.53 to 14.22	5,460	1.62%	0.00% to 0.90%	11.08% to 12.06%
Money Market Fund	11.43 to 12.09	84	11.33 to 12.09	1,004	0.01%	0.00% to 0.90%	(0.87)% to 0.00%
Third Avenue Value Fund	14.66 to 18.25	59	17.54 to 22.04	1,277	0.00%	0.00% to 0.90%	19.65% to 20.77%
Moderate ETF Fund	10.46 to 10.81	29	11.4 to 11.89	339	1.99%	0.00% to 0.90%	8.99% to 9.99%
Aggressive ETF Fund	10.07	3	11.34	32	1.74%	0.00% to 0.90%	12.58%
Enhanced ETF Fund	9.38	3	10.70	34	0.81%	0.00% to 0.90%	14.06%
Conservative ETF Fund	11.39	*-	12.15	1	3.86%	0.00% to 0.90%	6.71%
The Alger Fund
Large Cap Growth Portfolio	9.88	6	10.75	62	1.21%	0.90%	8.84%
Small Cap Growth Portfolio	11.85	3	13.22	38	22.55%	0.90%	11.54%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	16.73	*-	20.13	2	1.28%	0.00%	20.35%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	27.72	2	28.69	65	12.83%	0.90%	3.49%
Commodity Real Return Portfolio	18.48	*-	19.48	6	6.29%	0.90%	5.39%
Total Return Portfolio	13.27	6	14.54	83	4.69%	0.90%	9.58%
Guggenheim Investments
Multi Hedge Strategies Allocations	11.36	1	11.61	9	0.80%	0.90%	2.21%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.66	35	12.67	449	0.13%	0.00%	0.11%
Asset Manager Portfolio - Service Class 2	12.97 to 14.91	8	14.42 to 16.73	136	1.95%	0.00% to 0.90%	11.18% to 12.21%
Balanced Portfolio - Service Class 2	13.21 to 15.31	22	15.03 to 17.58	373	6.54%	0.00% to 0.90%	13.78% to 14.83%
Contrafund Portfolio - Service Class 2	15.59 to 18.12	49	17.94 to 21.04	1,027	1.17%	0.00% to 0.90%	15.07% to 16.11%
Equity-Income Portfolio - Service Class 2	11.34 to 13.30	44	13.16 to 15.57	688	9.43%	0.00% to 0.90%	16.05% to 17.07%
Growth Portfolio - Serivce Class 2	9.02 to 11.08	17	10.22 to 12.67	213	0.32%	0.00% to 0.90%	13.30% to 14.35%
Growth & Income Portfolio - Serivce Class 2	10.88 to 12.80	33	12.75 to 15.13	502	2.18%	0.00% to 0.90%	17.19% to 18.20%
Mid Cap Portfolio - Service Class 2	21.65 to 24.82	41	24.58 to 28.44	1,165	8.72%	0.00% to 0.90%	13.53% to 14.59%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

25

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2012				For the period ended December 31, 2012
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$10.64	1	$11.87	$7	3.23%	0.00% to 0.90%	11.60%
Freedom 2015 - Service Class 2	10.49	1	11.74	13	3.82%	0.00% to 0.90%	11.94%
Freedom 2020 - Service Class 2	10.12	1	11.45	15	3.31%	0.00% to 0.90%	13.13%
Freedom 2025 - Service Class 2	9.99	5	11.47	56	3.09%	0.00% to 0.90%	14.84%
Freedom 2030 - Service Class 2	9.57	3	11.02	39	3.30%	0.00% to 0.90%	15.19%
MFS Variable Insurance Trust
Growth Series - Initial Class	10.52	4	12.24	52	0.00%	0.90%	16.34%
Investors Trust Series - Initial Class	10.55	1	12.46	12	0.90%	0.90%	18.12%
Core Equity Series - Service Class	8.71 to 10.18	1	10.01 to 11.81	17	0.48%	0.00% to 0.90%	14.93% to 16.01%
Growth Series - Service Class	12.08	1	14.14	17	0.00%	0.00%	17.05%
Mid Cap Growth Series - Service Class	6.30 to 8.33	1	7.27 to 9.7	12	0.00%	0.00% to 0.90%	8.33% to 16.45%
New Discovery Series - Service Class	12.40 to 15.04	1	14.85 to 18.18	19	9.86%	0.00% to 0.90%	15.04% to 20.88%
Janus Aspen Series
Enterprise Portfolio - Service Shares	14.97	2	17.52	28	0.00%	0.00%	17.02%
Forty Portfolio - Service Shares	14.63	17	18.12	300	0.60%	0.00%	23.83%
Worldwide Growth Portfolio - Service Shares	9.03	8	10.83	83	0.84%	0.00%	19.91%
Oppenheimer Variable Account Funds
Small & Mid Cap Growth Fund/VA - Service Class II	10.09	9	11.72	105	0.00%	0.00%	16.19%
Global Strategic Bond Fund/VA - Service Class II	19.52	38	22.08	830	6.46%	0.00%	13.13%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class II	16.03	37	19.51	729	1.22%	0.00%	21.70%
Invesco Investments, Inc.
V.I. Government Securities Fund - Series I	17.20	6	17.47	104	0.53%	0.90%	1.58%
V.I. Value Opportunities Fund - Series II	12.94	9	15.23	137	1.23%	0.00%	17.70%
V.I. American Franchise - Series I	10.00	14	9.70	141	0.00%	0.00%	(2.99)%
V.I. Core Equity Fund - Series II	11.42	4	12.98	56	0.88%	0.00%	13.63%
Van Kampen Comstock Portfolio	16.49	7	19.61	128	1.48%	0.00%	18.90%
Van Kampen Capital Growth Portfolio	15.45	8	17.52	141	0.00%	0.00%	13.40%
Van Kampen American Value Series II	10.55	1	12.35	6	0.68%	0.00%	17.10%
Putnam Variable Trust
Growth and Income Fund - Class IB	13.81	11	16.45	182	1.70%	0.00%	19.11%
International Equity Fund - Class IB	13.93 to 15.06	15	16.83 to 18.36	261	2.10%	0.00% to 0.90%	20.82% to 21.91%
Multi-Cap Growth Fund - Class IB	16.04	*-	18.72	1	0.23%	0.00%	16.74%
Small Cap Value Fund - Class IB	19.13	12	22.48	278	0.44%	0.00%	17.50%
Voyager Fund - Class IB	15.04	*-	17.17	*-	0.29%	0.00%	14.19%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	16.01	12	17.96	213	2.97%	0.00%	12.20%
Income Securities Fund - Class 2	19.15	12	21.58	260	6.57%	0.00%	12.68%
Mutual Shares Securities Fund - Class 2	16.23	16	18.55	302	2.06%	0.00%	14.26%
Large Cap Growth Securities Fund - Class 2	14.69	17	16.51	279	0.86%	0.00%	12.40%
U.S. Government Fund - Class 2	14.65	24	14.92	365	1.86%	0.00%	1.87%
Templeton Foreign Securities Fund - Class 2	19.60	30	23.17	704	2.99%	0.00%	18.23%
Templeton Growth Securities Fund - Class 2	15.96	7	19.32	141	1.96%	0.00%	21.06%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	34.51	7	41.36	293	0.00%	0.00%	19.85%
Van Kampen Emerging Markets Debt	16.30	*-	19.21	7	2.59%	0.00%	17.87%
Van Kampen Global Real Estate	17.50	*-	22.73	5	0.50%	0.00%	29.91%

DWS Variable Series I
Bond Portfolio - Class A	12.54	2	13.52	30	3.92%	0.00%	7.80%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	9.65 to 12.84	173	11.07 to 14.86	2,545	1.80%	0.00% to 0.90%	14.72% to 15.73%
Small Cap Index Fund - Class A	15.15 to 18.13	11	17.45 to 21.08	238	0.90%	0.00% to 0.90%	15.18% to 16.27%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

26

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2011				For the period ended December 31, 2011
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$22.40 to $24.37	23	$23.28 to $25.55	$584	0.00%	0.00% to 0.90%	3.93% to 4.84%
Core Bond Fund	16.18 to 16.46	156	17.54 to 17.69	2,744	5.06%	0.00% to 0.90%	7.47% to 8.41%
Mid Cap Growth Fund	22.74 to 29.60	69	20.17 to 26.01	1,446	0.33%	0.00% to 0.90%	(12.13)% to (11.30)%
High Yield Fund	18.47 to 20.07	125	19.42 to 21.29	2,657	9.20%	0.00% to 0.90%	5.14% to 6.08%
Large Cap Core Equity Fund	10.17 to 12.32	423	10.38 to 12.69	5,333	1.75%	0.00% to 0.90%	2.06% to 3.00%
Money Market Fund	11.54 to 12.08	78	11.43 to 12.09	938	0.01%	0.00% to 0.90%	(0.95)% to 0.08%
Third Avenue Value Fund	17.47 to 21.56	63	14.66 to 18.25	1,121	2.35%	0.00% to 0.90%	(16.08)% to (15.35)%
Moderate ETF Fund	10.37 to 10.62	31	10.46 to 10.81	334	1.94%	0.00% to 0.90%	0.87% to 1.79%
Aggressive ETF Fund	10.07	3	10.07	35	1.27%	0.00% to 0.90%	(0.01)%
Enhanced ETF Fund	9.77	3	9.38	29	0.94%	0.00% to 0.90%	(4.04)%
Conservative ETF Fund	11.01	*-	11.39	1	1.77%	0.00% to 0.90%	3.43%
The Alger Fund
Large Cap Growth Portfolio	10.00	6	9.88	63	1.03%	0.90%	(1.24)%
Small Cap Growth Portfolio	12.35	3	11.85	38	0.00%	0.90%	(4.01)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	16.37	*-	16.73	2	1.34%	0.00%	2.17%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	21.88	2	27.72	53	4.69%	0.90%	26.68%
Commodity Real Return Portfolio	19.99	*-	18.48	7	15.39%	0.90%	(7.55)%
Total Return Portfolio	12.81	5	13.27	66	4.34%	0.90%	3.58%
Guggenheim Investments
Alternative Strategies Allocations	9.84	*-	9.54	3	2.55%	0.90%	(3.07)%
Multi Hedge Strategies Allocations	10.99	*-	11.36	4	0.00%	0.90%	3.36%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.64	40	12.66	508	0.11%	0.00%	0.13%
Asset Manager Portfolio - Service Class 2	13.46 to 15.34	10	12.97 to 14.91	146	2.24%	0.00% to 0.90%	(3.64)% to (2.80)%
Balanced Portfolio - Service Class 2	13.86 to 15.92	20	13.21 to 15.31	303	1.71%	0.00% to 0.90%	(4.69)% to (3.83)%
Contrafund Portfolio - Service Class 2	16.18 to 18.64	52	15.59 to 18.12	923	0.81%	0.00% to 0.90%	(3.65)% to (2.79)%
Equity-Income Portfolio - Service Class 2	11.37 to 13.21	48	11.34 to 13.30	630	2.34%	0.00% to 0.90%	(0.68)% to (0.26)%
Growth Portfolio - Serivce Class 2	9.10 to 11.08	24	9.02 to 11.08	256	0.48%	0.00% to 0.90%	(0.88)% to 0.00%
Growth & Income Portfolio - Serivce Class 2	10.83 to 12.63	34	10.88 to 12.80	429	1.54%	0.00% to 0.90%	0.46% to 1.35%
Mid Cap Portfolio - Service Class 2	24.50 to 27.84	44	21.65 to 24.82	1,078	0.20%	0.00% to 0.90%	(11.63)% to (10.85)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

27

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2011				For the period ended December 31, 2011
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$10.69	1	$10.64	$6	2.63%	0.00% to 0.90%	(0.45)%
Freedom 2015 - Service Class 2	10.55	1	10.49	10	2.49%	0.00% to 0.90%	(0.53)%
Freedom 2020 - Service Class 2	10.25	1	10.12	11	2.73%	0.00% to 0.90%	(1.22)%
Freedom 2025 - Service Class 2	10.23	4	9.99	37	2.35%	0.00% to 0.90%	(2.31)%
Freedom 2030 - Service Class 2	9.85	2	9.57	24	2.19%	0.00% to 0.90%	(2.84)%
MFS Variable Insurance Trust
Growth Series - Initial Class	10.65	5	10.52	48	0.19%	0.90%	(1.22)%
Investors Trust Series - Initial Class	10.88	1	10.55	12	0.94%	0.90%	(3.03)%
Core Equity Series - Service Class	8.90 to 10.32	2	8.71 to 10.18	18	0.66%	0.00% to 0.90%	(2.13)% to (1.36)%
Growth Series - Service Class	12.14	1	12.08	17	0.02%	0.00%	(0.52)%
Mid Cap Growth Series - Service Class	6.77 to 8.88	2	6.30 to 8.33	13	0.00%	0.00% to 0.90%	(6.94)% to (6.19)%
New Discovery Series - Service Class	13.98 to 16.80	1	12.40 to 15.04	17	13.15%	0.00% to 0.90%	(11.30)% to (10.48)%
Janus Aspen Series
Enterprise Portfolio - Service Shares	15.23	2	14.97	25	0.00%	0.00%	(1.68)%
Forty Portfolio - Service Shares	15.72	17	14.63	244	0.25%	0.00%	(6.96)%
Worldwide Growth Portfolio - Service Shares	10.50	8	9.03	70	0.52%	0.00%	(13.97)%
Oppenheimer Variable Account Funds
Small & Mid Cap Growth Fund/VA - Service Class II	10.01	9	10.09	92	0.00%	0.00%	0.82%
Global Strategic Bond Fund/VA - Service Class II	19.39	41	19.52	803	4.77%	0.00%	0.66%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class II	17.35	43	16.03	687	0.75%	0.00%	(7.59)%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	8.61	16	7.86	123	0.15%	0.90%	(8.70)%
V.I. Government Securities Fund - Series I	16.09	14	17.20	234	0.77%	0.90%	6.92%
V.I. Basic Value Fund - Series II	13.40	9	12.94	116	0.62%	0.00%	(3.40)%
V.I. Capital Appreciation Fund - Series II	13.52	2	12.42	30	0.00%	0.00%	(8.14)%
V.I. Core Equity Fund - Series II	11.45	5	11.42	58	0.77%	0.00%	(0.25)%
Van Kampen Comstock Portfolio	16.84	7	16.49	122	1.37%	0.00%	(2.10)%
Van Kampen Capital Growth Portfolio	16.50	4	15.45	68	0.00%	0.00%	(6.36)%
Van Kampen Mid Cap Value	10.47	*-	10.55	5	1.23%	0.00%	0.79%
Putnam Variable Trust
Growth and Income Fund - Class IB	14.48	11	13.81	152	1.23%	0.00%	(4.65)%
International Equity Fund - Class IB	16.92 to 18.13	15	13.93 to 15.06	213	3.42%	0.00% to 0.90%	(17.67)% to (16.93)%
Multi-Cap Growth Fund - Class IB	16.90	*-	16.04	1	0.31%	0.00%	(5.11)%
Small Cap Value Fund - Class IB	20.08	13	19.13	253	0.49%	0.00%	(4.72)%
Voyager Fund - Class IB	18.30	*-	15.04	*-	0.00%	0.00%	(17.84)%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	15.63	12	16.01	187	3.31%	0.00%	2.40%
Income Securities Fund - Class 2	18.71	12	19.15	232	6.66%	0.00%	2.38%
Mutual Shares Securities Fund - Class 2	16.40	17	16.23	277	2.49%	0.00%	(1.02)%
Large Cap Growth Securities Fund - Class 2	14.92	16	14.69	242	0.65%	0.00%	(1.52)%
U.S. Government Fund - Class 2	13.86	41	14.65	595	3.33%	0.00%	5.69%
Templeton Foreign Securities Fund - Class 2	21.93	33	19.60	640	1.77%	0.00%	(10.63)%
Templeton Growth Securities Fund - Class 2	17.16	7	15.96	105	1.07%	0.00%	(7.00)%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	42.21	7	34.51	232	0.41%	0.00%	(18.23)%
Van Kampen Emerging Markets Debt	15.25	*-	16.30	6	5.79%	0.00%	6.88%
Van Kampen Global Real Estate	19.47	*-	17.50	4	13.19%	0.00%	(10.14)%

DWS Variable Series I
Bond Portfolio - Class A	11.87	3	12.54	38	5.69%	0.00%	5.67%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	9.56 to 12.61	202	9.65 to 12.84	2,575	1.83%	0.00% to 0.90%	0.94% to 1.82%
Small Cap Index Fund - Class A	15.99 to 18.97	12	15.15 to 18.13	209	0.89%	0.00% to 0.90%	(5.25)% to (4.43)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

28

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2010				For the period ended December 31, 2010
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$18.09 to $19.51	24	$22.40 to $24.37	$573	0.00%	0.00% to 0.90%	23.83% to 24.91%
Core Bond Fund	15.04 to 15.44	148	16.18 to 16.46	2,392	3.92%	0.00% to 0.90%	6.61% to 7.58%
Mid Cap Growth Fund	18.70 to 24.55	72	22.74 to 29.60	1,693	0.22%	0.00% to 0.90%	20.57% to 21.60%
High Yield Fund	16.54 to 17.81	126	18.47 to 20.07	2,516	8.11%	0.00% to 0.90%	11.67% to 12.69%
Large Cap Core Equity Fund	9.14 to 10.98	438	10.17 to 12.32	5,360	1.77%	0.00% to 0.90%	11.27% to 12.20%
Money Market Fund	11.62 to 12.06	129	11.54 to 12.08	1,532	0.14%	0.00% to 0.90%	(0.69)% to 0.17%
Third Avenue Value Fund	14.66 to 17.93	63	17.47 to 21.56	1,323	6.19%	0.00% to 0.90%	19.17% to 20.25%
Moderate ETF Fund	9.40 to 9.54	35	10.37 to 10.62	372	2.01%	0.00% to 0.90%	10.32% to 11.32%
Aggressive ETF Fund	8.90	4	10.07	43	2.06%	0.00% to 0.90%	13.15%
Enhanced ETF Fund	8.76	3	9.77	26	2.19%	0.00% to 0.90%	11.53%
Conservative ETF Fund	10.12	*-	11.01	1	2.87%	0.00% to 0.90%	8.79%
The Alger Fund
Large Cap Growth Portfolio	8.90	7	10.00	73	0.71%	0.90%	12.36%
Small Cap Growth Portfolio	9.95	4	12.35	49	0.00%	0.90%	24.12%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	13.26	*-	16.37	3	0.88%	0.00%	23.45%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	19.78	2	21.88	45	8.17%	0.90%	10.62%
Commodity Real Return Portfolio	16.05	*-	19.99	6	16.26%	0.90%	24.55%
Total Return Portfolio	11.85	4	12.81	53	8.10%	0.90%	8.10%
Guggenheim Investments
Alternative Strategies Allocations	9.90	*-	9.84	2	0.24%	0.90%	-0.61%
Multi Hedge Strategies Allocations	10.35	*-	10.99	3	0.00%	0.90%	6.18%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.61	45	12.64	574	0.17%	0.00%	0.24%
Asset Manager Portfolio - Service Class 2	11.92 to 13.46	10	13.46 to 15.34	159	1.14%	0.00% to 0.90%	12.92% to 13.97%
Balanced Portfolio - Service Class 2	11.88 to 13.52	22	13.86 to 15.92	348	2.01%	0.00% to 0.90%	16.67% to 17.75%
Contrafund Portfolio - Service Class 2	13.96 to 15.94	53	16.18 to 18.64	980	1.03%	0.00% to 0.90%	15.90% to 16.94%
Equity-Income Portfolio - Service Class 2	9.98 to 11.50	49	11.37 to 13.21	640	1.59%	0.00% to 0.90%	13.93% to 14.87%
Growth Portfolio - Serivce Class 2	7.41 to 8.94	24	9.10 to 11.08	259	0.36%	0.00% to 0.90%	22.81% to 23.94%
Growth & Income Portfolio - Serivce Class 2	9.54 to 11.02	36	10.83 to 12.63	454	0.46%	0.00% to 0.90%	13.52% to 14.61%
Mid Cap Portfolio - Service Class 2	19.23 to 21.66	44	24.50 to 27.84	1,221	0.44%	0.00% to 0.90%	27.41% to 28.53%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

29

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2010				For the period ended December 31, 2010
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$9.50	*-	$10.69	$5	4.88%	0.00% to 0.90%	12.53%
Freedom 2015 - Service Class 2	9.35	1	10.55	9	3.56%	0.00% to 0.90%	12.83%
Freedom 2020 - Service Class 2	8.97	1	10.25	8	3.27%	0.00% to 0.90%	14.27%
Freedom 2025 - Service Class 2	8.86	3	10.23	33	2.94%	0.00% to 0.90%	15.46%
Freedom 2030 - Service Class 2	8.50	3	9.85	25	2.70%	0.00% to 0.90%	15.88%
MFS Variable Insurance Trust
Growth Series - Initial Class	9.32	5	10.65	53	0.11%	0.90%	14.27%
Investors Trust Series - Initial Class	9.88	1	10.88	14	1.17%	0.90%	10.12%
Core Equity Series - Service Class	7.69 to 8.86	2	8.90 to 10.32	22	0.88%	0.00% to 0.90%	15.73% to 16.48%
Growth Series - Service Class	10.56	2	12.14	21	0.11%	0.00%	14.96%
Mid Cap Growth Series - Service Class	5.29 to 6.87	2	6.77 to 8.88	20	0.00%	0.00% to 0.90%	27.98% to 29.26%
New Discovery Series - Service Class	10.37 to 12.36	1	13.98 to 16.80	23	0.00%	0.00% to 0.90%	34.81% to 35.92%
Janus Aspen Series
Enterprise Portfolio - Service Shares	12.13	2	15.23	33	0.00%	0.00%	25.56%
Forty Growth Portfolio - Service Shares	14.76	18	15.72	276	0.24%	0.00%	6.50%
Worldwide Growth Portfolio - Service Shares	9.09	7	10.50	78	0.51%	0.00%	15.51%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	7.87	9	10.01	90	0.00%	0.00%	27.19%
Strategic Bond Fund/VA - Service Class	16.90	55	19.39	1,065	8.29%	0.00%	14.73%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	15.14	43	17.35	753	0.97%	0.00%	14.60%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	7.52	18	8.61	157	0.72%	0.90%	14.49%
V.I. Government Securities Fund - Series I	15.40	2	16.09	30	3.32%	0.90%	4.48%
V.I. Basic Value Fund - Series II	12.53	9	13.40	121	0.36%	0.00%	6.94%
V.I. Capital Appreciation Fund - Series II	11.73	2	13.52	21	0.72%	0.00%	15.26%
V.I. Core Equity Fund - Series II	10.49	5	11.45	58	0.68%	0.00%	9.15%
Van Kampen Comstock Portfolio	14.56	8	16.84	133	0.13%	0.00%	15.66%
Van Kampen Capital Growth Portfolio	13.80	2	16.50	34	0.00%	0.00%	19.57%
Van Kampen Mid Cap Value	8.57	*-	10.47	*-	1.11%	0.00%	22.17%
Putnam Variable Trust
Growth and Income Fund - Class IB	12.66	11	14.48	154	1.47%	0.00%	14.38%
International Equity Fund - Class IB	15.52 to 16.48	15	16.92 to 18.13	258	3.28%	0.00% to 0.90%	9.02% to 10.01%
New Opportunities Fund - Class IB	14.13	*-	16.90	1	0.36%	0.00%	19.60%
Small Cap Value Fund - Class IB	15.94	13	20.08	268	0.31%	0.00%	25.97%
Voyager Fund - Class IB	15.15	*-	18.30	*-	1.66%	0.00%	20.79%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	13.39	14	15.63	217	3.06%	0.00%	16.73%
Income Securities Fund - Class 2	16.60	9	18.71	169	6.57%	0.00%	12.71%
Mutual Shares Securities Fund - Class 2	14.75	17	16.40	273	1.57%	0.00%	11.19%
Large Cap Growth Securities Fund - Class 2	13.37	15	14.92	229	0.77%	0.00%	11.59%
U.S. Government Fund - Class 2	13.17	24	13.86	332	3.35%	0.00%	5.24%
Templeton Foreign Securities Fund - Class 2	20.23	32	21.93	700	1.81%	0.00%	8.40%
Templeton Growth Securities Fund - Class 2	15.97	10	17.16	166	1.37%	0.00%	7.45%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	35.49	6	42.21	254	0.54%	0.00%	18.93%
Van Kampen Emerging Markets Debt	13.90	*-	15.25	3	4.10%	0.00%	9.71%
Van Kampen Global Real Estate	15.92	*-	19.47	5	12.00%	0.00%	22.30%

DWS Variable Series I
Bond Portfolio - Class A	11.11	6	11.87	68	4.35%	0.00%	6.84%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	8.41 to 11.00	225	9.56 to 12.61	2,822	2.20%	0.00% to 0.90%	13.67% to 14.64%
Small Cap Index Fund - Class A	12.76 to 15.01	12	15.99 to 18.97	226	0.84%	0.00% to 0.90%	25.31% to 26.38%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

30

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2009				For the period ended December 31, 2009
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$13.73 to $14.68	25	$18.09 to $19.51	$491	0.00%	0.00% to 0.90%	31.76% to 32.90%
Core Bond Fund	13.09 to 13.56	149	15.04 to 15.44	2,238	4.87%	0.00% to 0.90%	13.86% to 14.90%
Mid Cap Growth Fund	13.45 to 17.82	72	18.70 to 24.55	1,399	0.10%	0.00% to 0.90%	37.77% to 39.03%
High Yield Fund	11.38 to 12.15	161	16.54 to 17.81	2,861	6.67%	0.00% to 0.90%	45.34% to 46.58%
Large Cap Core Equity Fund	7.44 to 8.85	475	9.14 to 10.98	5,181	1.40%	0.00% to 0.90%	22.85% to 24.07%
Money Market Fund	11.62 to 11.96	93	11.62 to 12.06	1,114	0.94%	0.00% to 0.90%	0.00% to 0.84%
Third Avenue Value Fund	11.26 to 13.65	66	14.66 to 17.93	1,164	1.97%	0.00% to 0.90%	30.20% to 31.36%
Moderate ETF Fund	8.08 to 8.13	40	9.40 to 9.54	379	3.33%	0.00% to 0.90%	16.34% to 17.34%
Aggressive ETF Fund	7.31	2	8.90	21	3.20%	0.00% to 0.90%	21.75%
Enhanced ETF Fund	7.17	2	8.76	18	3.97%	0.00% to 0.90%	22.18%
Conservative ETF Fund	9.05	*-	10.12	*-	6.37%	0.00% to 0.90%	11.82%
The Alger Fund
Large Cap Growth Portfolio	6.08	9	8.90	77	0.65%	0.90%	46.38%
Small Cap Growth Portfolio	6.90	4	9.95	44	0.00%	0.90%	44.20%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	10.19	*-	13.26	4	0.00%	0.00%	30.13%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	20.87	2	19.78	43	5.97%	0.90%	(5.22%)
Commodity Real Return Portfolio	11.34	*-	16.05	4	15.48%	0.90%	41.53%
Total Return Portfolio	10.39	*-	11.85	4	6.32%	0.90%	14.05%
Guggenheim Investments
Alternative Strategies Allocations	9.82	*-	9.90	2	0.00%	0.90%	0.81%
Multi Hedge Strategies Allocations	10.13	*-	10.35	1	1.02%	0.90%	2.17%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.52	45	12.61	562	1.01%	0.00%	0.72%
Asset Manager Portfolio - Service Class 2	9.34 to 10.45	5	11.92 to 13.46	67	2.23%	0.00% to 0.90%	27.62% to 28.80%
Balanced Portfolio - Service Class 2	8.66 to 9.77	23	11.88 to 13.52	305	1.76%	0.00% to 0.90%	37.18% to 38.38%
Contrafund Portfolio - Service Class 2	10.40 to 11.77	55	13.96 to 15.94	871	1.08%	0.00% to 0.90%	34.23% to 35.43%
Equity-Income Portfolio - Service Class 2	7.76 to 8.85	53	9.98 to 11.50	602	1.90%	0.00% to 0.90%	28.61% to 29.94%
Growth Portfolio - Serivce Class 2	5.85 to 6.99	25	7.41 to 8.94	222	0.29%	0.00% to 0.90%	26.67% to 27.90%
Growth & Income Portfolio - Serivce Class 2	7.58 to 8.68	37	9.54 to 11.02	404	0.88%	0.00% to 0.90%	25.86% to 26.96%
Mid Cap Portfolio - Service Class 2	13.88 to 15.50	47	19.23 to 21.66	1,010	0.91%	0.00% to 0.90%	38.54% to 39.74%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

31

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2009				For the period ended December 31, 2009
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$7.66	*-	$9.50	$ *-	7.16%	0.00% to 0.90%	24.02%
Freedom 2015 - Service Class 2	7.48	1	9.35	6	5.33%	0.00% to 0.90%	25.00%
Freedom 2020 - Service Class 2	6.98	*-	8.97	4	5.76%	0.00% to 0.90%	28.51%
Freedom 2025 - Service Class 2	6.83	2	8.86	20	4.93%	0.00% to 0.90%	29.15%
Freedom 2030 - Service Class 2	6.48	2	8.50	14	2.96%	0.00% to 0.90%	31.17%
MFS Variable Insurance Trust
Growth Series - Initial Class	6.83	6	9.32	53	0.31%	0.90%	36.46%
Investors Trust Series - Initial Class	7.86	1	9.88	15	1.63%	0.90%	25.70%
Core Equity Series - Service Class	5.86 to 6.68	3	7.69 to 8.86	23	1.31%	0.00% to 0.90%	31.23% to 32.63%
Growth Series - Service Class	7.69	2	10.56	21	0.04%	0.00%	37.32%
Mid Cap Growth Series - Service Class	3.78 to 4.87	4	5.29 to 6.87	29	0.00%	0.00% to 0.90%	39.95% to 41.07%
New Discovery Series - Service Class	6.42 to 7.59	2	10.37 to 12.36	26	0.00%	0.00% to 0.90%	61.53% to 62.85%
Janus Aspen Series
Enterprise Portfolio - Service Shares	8.40	2	12.13	29	0.00%	0.00%	44.40%
Forty Growth Portfolio - Service Shares	10.11	16	14.76	234	0.01%	0.00%	45.99%
Worldwide Growth Portfolio - Service Shares	6.62	7	9.09	60	1.13%	0.00%	37.31%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	5.95	10	7.87	76	0.00%	0.00%	32.27%
Strategic Bond Fund/VA - Service Class	14.27	53	16.90	908	0.35%	0.00%	18.43%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	10.89	45	15.14	681	1.14%	0.00%	39.03%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	6.27	19	7.52	142	0.63%	0.90%	19.94%
V.I. Government Securities Fund - Series I	15.54	1	15.40	14	3.55%	0.90%	(0.90%)
V.I. Basic Value Fund - Series II	8.48	8	12.53	106	1.25%	0.00%	47.76%
V.I. Capital Appreciation Fund - Series II	9.72	1	11.73	12	0.23%	0.00%	20.68%
V.I. Core Equity Fund - Series II	8.19	5	10.49	54	1.67%	0.00%	28.08%
Van Kampen Comstock Portfolio	11.34	8	14.56	123	4.30%	0.00%	28.40%
Van Kampen Capital Growth Portfolio	8.33	1	13.80	13	0.00%	0.00%	65.67%
Van Kampen Mid Cap Value	6.16	*-	8.57	*-	1.91%	0.00%	39.12%
Putnam Variable Trust
Growth and Income Fund - Class IB	9.75	11	12.66	141	2.52%	0.00%	29.85%
International Equity Fund - Class IB	12.56 to 13.22	14	15.52 to 16.48	227	0.00%	0.00% to 0.90%	23.57% to 24.66%
New Opportunities Fund - Class IB	10.69	*-	14.13	1	0.38%	0.00%	32.18%
Small Cap Value Fund - Class IB	12.12	17	15.94	272	1.55%	0.00%	31.52%
Voyager Fund - Class IB	9.24	*-	15.15	1	0.47%	0.00%	63.96%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	10.58	11	13.39	149	4.49%	0.00%	26.56%
Income Securities Fund - Class 2	12.25	9	16.60	148	9.38%	0.00%	35.51%
Mutual Shares Securities Fund - Class 2	11.70	16	14.75	237	1.86%	0.00%	26.07%
Large Cap Growth Securities Fund - Class 2	10.31	15	13.37	204	1.33%	0.00%	29.68%
U.S. Government Fund - Class 2	12.77	23	13.17	308	2.46%	0.00%	3.13%
Templeton Foreign Securities Fund - Class 2	14.76	32	20.23	646	3.39%	0.00%	37.06%
Templeton Growth Securities Fund - Class 2	12.18	10	15.97	162	2.93%	0.00%	31.12%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	20.86	4	35.49	147	0.00%	0.00%	70.13%
Van Kampen Emerging Markets Debt	10.68	*-	13.90	1	1.46%	0.00%	30.15%
Van Kampen Global Real Estate	11.26	*-	15.92	1	0.00%	0.00%	41.39%
DWS Variable Series I
Bond Portfolio - Class A	10.10	7	11.11	68	8.14%	0.00%	10.00%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	6.72 to 8.70	404	8.41 to 11.00	4,396	2.44%	0.00% to 0.90%	25.15% to 26.44%
Small Cap Index Fund - Class A	10.17 to 11.86	12	12.76 to 15.01	179	1.96%	0.00% to 0.90%	25.47% to 26.56%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

32

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2008				For the period ended December 31, 2008
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$20.88 to $22.12	33	$13.73 to $14.68	$484	0.00%	0.00% to 0.90%	(33.63%) to (34.24%)
Core Bond Fund	13.53 to 14.14	173	13.09 to 13.56	2,263	4.72%	0.00% to 0.90%	(3.25%) to (4.10%)
Mid Cap Growth Fund	22.31 to 29.83	78	13.45 to 17.82	1,097	4.38%	0.00% to 0.90%	(39.71%) to (40.26%)
High Yield Fund	15.15 to 16.02	173	11.38 to 12.15	2,104	7.11%	0.00% to 0.90%	(24.16%) to (24.88%)
Large Cap Core Equity Fund	11.58 to 13.66	425	7.44 to 8.85	3,735	4.00%	0.00% to 0.90%	(35.21%) to (35.75%)
Money Market Fund	11.38 to 11.61	141	11.62 to 11.96	1,685	2.87%	0.00% to 0.90%	2.11% to 3.01%
Third Avenue Value Fund	18.47 to 22.19	74	11.26 to 13.65	994	2.11%	0.00% to 0.90%	(38.49%) to (39.04%)
Moderate ETF Fund	10.00	39	8.08 to 8.13	315	4.17%	0.00% to 0.90%	(18.70%) to (19.20%)
Aggressive ETF Fund	10.00	1	7.31	7	6.12%	0.00% to 0.90%	(26.90%)
Enhanced ETF Fund	10.00	1	7.17	9	17.34%	0.00% to 0.90%	(28.30%)
The Alger Fund
Large Cap Growth Portfolio	11.40	10	6.08	62	0.26%	0.90%	(46.67%)
Small Cap Growth Portfolio	13.04	5	6.90	38	0.00%	0.90%	(47.09%)
JP Morgan Series II Trust
JP Morgan Mid Cap Value Portfolio	19.64	1	13.12	8	1.55%	0.00%	(33.20%)
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	17.95	4	20.87	81	4.61%	0.90%	16.27%
Rydex/SGI Variable Trust
Alternative Strategies Allocations	10.00	*-	9.82	*-	4.30%	0.90%	(1.80%)
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.15	31	12.52	384	2.96%	0.00%	3.05%
Asset Manager Portfolio - Service Class 2	13.26 to 14.70	6	9.34 to 10.45	60	9.13%	0.00% to 0.90%	(28.91%) to (29.56%)
Balanced Portfolio - Service Class 2	13.27 to 14.84	37	8.66 to 9.77	351	2.88%	0.00% to 0.90%	(34.74%) to (34.16%)
Contrafund Portfolio - Service Class 2	18.31 to 20.53	72	10.40 to 11.77	835	1.02%	0.00% to 0.90%	(42.67%) to (43.20%)
Equity-Income Portfolio - Service Class 2	13.69 to 15.48	63	7.76 to 8.85	558	2.67%	0.00% to 0.90%	(42.83%) to (43.32%)
Growth Portfolio - Serivce Class 2	11.20 to 13.27	25	5.85 to 6.99	169	0.68%	0.00% to 0.90%	(47.32%) to (47.77%)
Growth & Income Portfolio - Serivce Class 2	13.16 to 14.94	35	7.58 to 8.68	306	3.18%	0.00% to 0.90%	(41.90%) to (42.40%)
Mid Cap Portfolio - Service Class 2	23.19 to 25.66	59	13.88 to 15.50	904	4.98%	0.00% to 0.90%	(39.59%) to (40.15%)
Freedom 2015 - Service Class 2	10.00	*-	7.48	3	8.36%	0.00% to 0.90%	(25.20%)
Freedom 2020 - Service Class 2	10.00	*-	6.98	1	8.71%	0.00% to 0.90%	(30.20%)
Freedom 2025 - Service Class 2	10.00	1	6.83	6	9.50%	0.00% to 0.90%	(31.70%)
Freedom 2030 - Service Class 2	10.00	1	6.48	5	8.77%	0.00% to 0.90%	(35.20%)
MFS Variable Insurance Trust
Growth Series - Initial Class	11.01	7	6.83	48	0.27%	0.90%	(37.97%)
Investors Trust Series - Initial Class	11.85	2	7.86	18	1.59%	0.90%	(33.67%)
Core Equity Series - Service Class	9.75 to 11.00	3	5.86 to 6.68	22	0.60%	0.00% to 0.90%	(39.27%) to (39.59%)
Growth Series - Service Class	12.31	4	7.69	28	0.00%	0.00%	(37.53%)
Mid Cap Growth Series - Service Class	7.87 to 10.05	6	3.78 to 4.87	27	0.19%	0.00% to 0.90%	(51.54%) to (51.97%)
New Discovery Series - Service Class	10.72 to 12.54	3	6.42 to 7.59	23	7.00%	0.00% to 0.90%	(37.08%) to (40.11%)
Janus Aspen Series
Mid Cap Growth Portfolio - Service Shares	14.96	3	8.40	24	0.05%	0.00%	(43.85%)
Forty Growth Portfolio - Service Shares	18.15	16	10.11	158	0.01%	0.00%	(44.3%)
Worldwide Growth Portfolio - Service Shares	11.99	8	6.62	51	1.05%	0.00%	(44.79%)
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	11.72	10	5.95	61	0.00%	0.00%	(49.23%)
Strategic Bond Fund/VA - Service Class	16.69	71	14.27	1,014	4.49%	0.00%	(14.5%)
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	19.13	46	10.89	496	0.77%	0.00%	(43.07%)
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	11.00	18	6.27	115	0.00%	0.90%	(43.00%)
V.I. Government Securities Fund - Series I	13.96	2	15.54	26	4.24%	0.90%	11.32%
V.I. Basic Value Fund - Series II	17.63	8	8.48	67	2.76%	0.00%	(51.90%)
V.I. Capital Appreciation Fund - Series II	16.94	1	9.72	13	0.00%	0.00%	(42.62%)
V.I. Core Equity Fund - Series II	11.76	5	8.19	38	1.59%	0.00%	(30.36%)
Van Kampen Comstock Portfolio	17.66	7	11.34	85	3.08%	0.00%	(35.79%)
Van Kampen Capital Growth Portfolio	16.38	10	8.33	83	0.20%	0.00%	(49.15%)
Putnam Variable Trust
Growth and Income Fund - Class IB	15.91	10	9.75	101	7.46%	0.00%	(38.72%)
International Equity Fund - Class IB	22.62 to 23.59	19	12.56 to 13.22	249	8.08%	0.00% to 0.90%	(43.96%) to (44.47%)
New Opportunities Fund - Class IB	17.46	*-	10.69	1	0.00%	0.00%	(38.77%)
Small Cap Value Fund - Class IB	19.98	16	12.12	192	2.29%	0.00%	(39.34%)
Voyager Fund - Class IB	14.68	0	9.24	2	0.00%	0.00%	(37.06%)
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	16.32	11	10.58	114	4.17%	0.00%	(35.17%)
Income Securities Fund - Class 2	17.41	12	12.25	153	5.84%	0.00%	(29.64%)
Mutual Shares Securities Fund - Class 2	18.61	18	11.70	207	5.23%	0.00%	(37.13%)
Large Cap Growth Securities Fund - Class 2	15.74	13	10.31	139	4.14%	0.00%	(34.5%)
U.S. Government Fund - Class 2	11.87	48	12.77	608	6.66%	0.00%	7.58%)
Templeton Foreign Securities Fund - Class 2	24.76	36	14.76	536	3.28%	0.00%	(40.39%)
Templeton Growth Securities Fund - Class 2	21.13	10	12.18	118	1.96%	0.00%	(42.36%)

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not annualized

-* Less than 1,000

33

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2008				For the period ended December 31, 2008
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	$48.22	6	$20.86	$121	8.24%	0.00%	(56.74%)
DWS Variable Series I
Bond Portfolio - Class A	12.13	7	10.10	68	3.20%	0.00%	(16.74%)
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	10.79 to 13.85	397	6.72 to 8.70	3,447	8.94%	0.00% to 0.90%	(37.18%) to (37.72%)
Small Cap Index Fund - Class A	15.58 to 18.00	16	10.17 to 11.86	187	2.48%	0.00% to 0.90%	(34.11%) to (34.72%)

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

34

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

Columbus Life Insurance Company

Years Ended December 31, 2012, 2011 and 2010

With Report of Independent Registered Public
Accounting Firm

Columbus Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2012, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors

Columbus Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Columbus Life Insurance Company (the Company) as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2012. Our audits also included the statutory-basis financial statement schedules listed in the contents page. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Columbus Life Insurance Company at December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

1

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Columbus Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 24, 2013

2

Columbus Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2012	2011
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$2,487,736	$2,405,011
Preferred and common stocks	41,408	42,803
Investment in common stock of subsidiary	—	5,890
Mortgage loans	88,699	81,480
Policy loans	68,454	70,715
Cash, cash equivalents and short-term investments	14,941	51,039
Receivable for securities	504	635
Derivatives	2,516	2,031
Securities lending reinvested collateral assets	2,943	10,387
Other invested assets	117,312	113,273
Total cash and invested assets	2,824,513	2,783,264

Investment income due and accrued	27,800	27,332
Premiums deferred and uncollected	8,719	8,389
Current federal income taxes recoverable from parent	1,178	—
Net deferred income tax asset	27,362	28,279
Other admitted assets	24,372	19,087
Separate account assets	97,271	92,307
Total admitted assets	$3,011,215	$2,958,658

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,398,871	$2,332,679
Accident and health reserves	2,505	2,890
Liability for deposit-type contracts	167,372	172,721
Policy and contract claims	14,430	11,883
Dividends payable to policyholders	11,666	11,521
Premiums received in advance	115	145
Total policy and contract liabilities	2,594,959	2,531,839

Current federal income taxes payable to parent	—	1,452
Transfer to (from) separate accounts due and accrued, net	(7,678)	(6,102)
Asset valuation reserve	28,795	24,227
Interest maintenance reserve	8,268	5,637
Other liabilities	36,509	41,758
Derivatives	568	504
Payable for securities lending	37,750	60,797
Separate account liabilities	97,271	92,307
Total liabilities	2,796,442	2,752,419

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	81,816	81,816
Accumulated surplus	122,957	114,423
Total capital and surplus	214,773	206,239
Total liabilities and capital and surplus	$3,011,215	$2,958,658

See accompanying notes.

3

Columbus Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2012	2011	2010
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$191,845	$238,583	$191,643
Net investment income	145,742	147,550	144,807
Considerations for supplementary contracts with life contingencies	1,116	175	1,299
Amortization of the interest maintenance reserve	999	(111)	(286)
Fees from management of separate accounts	1,452	1,410	2,006
Other revenues	965	1,204	520
Total premiums and other revenues	342,119	388,811	339,989

Benefits paid or provided:
Death benefits	107,310	79,270	83,938
Annuity benefits	19,225	16,585	12,241
Disability and accident and health benefits	1,287	1,375	1,609
Surrender benefits	80,368	80,292	86,756
Payments on supplementary contracts with life contingencies	1,163	1,038	991
Other benefits	5,510	4,692	3,714
Increase (decrease) in policy reserves and other policyholders’ funds	65,807	125,583	69,103
Total benefits paid or provided	280,670	308,835	258,352

Insurance expenses and other deductions:
Commissions	17,997	20,469	18,991
General expenses	29,268	28,814	28,096
Net transfers to (from) separate accounts	(135)	5,958	7,200
Other deductions	2,594	(689)	1,865
Total insurance expenses and other deductions	49,724	54,552	56,152

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	11,725	25,424	25,485

Dividends to policyholders	11,524	12,203	10,572
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	201	13,221	14,913
Federal income tax expense (benefit), excluding tax on capital gains	(3,761)	816	(322)
Gain (loss) from operations before net realized capital gains (losses)	3,962	12,405	15,235
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(2,906)	(4,573)	(2,689)
Net income (loss)	$1,056	$7,832	$12,546

See accompanying notes.

4

Columbus Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common	Paid-In	Accumulated	Total Capital
	Stock	Surplus	Surplus	and Surplus
	(In Thousands)

Balance, January 1, 2010	$10,000	$81,816	$179,775	$271,591
Net income (loss)	—	—	12,546	12,546
Change in net deferred income tax	—	—	318	318
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $5,535)	—	—	8,290	8,290
Net change in nonadmitted assets and related items	—	—	4,783	4,783
Change in asset valuation reserve	—	—	(12,711)	(12,711)
Change in surplus from deferred tax asset (SSAP 10R)	—	—	(1,288)	(1,288)
Dividends to stockholder	—	—	(25,000)	(25,000)
Balance, December 31, 2010	10,000	81,816	166,713	258,529
Net income (loss)	—	—	7,832	7,832
Change in net deferred income tax	—	—	6,544	6,544
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(639))	—	—	(5,179)	(5,179)
Net change in nonadmitted assets and related items	—	—	(6,945)	(6,945)
Change in liability for reinsurance in unauthorized companies	—	—	(508)	(508)
Change in asset valuation reserve	—	—	295	295
Change in surplus from deferred tax asset (SSAP 10R)	—	—	(4,329)	(4,329)
Dividends to stockholder	—	—	(50,000)	(50,000)
Balance, December 31, 2011	10,000	81,816	114,423	206,239
Net income (loss)	—	—	1,056	1,056
Change in net deferred income tax	—	—	880	880
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $5,626)	—	—	12,000	12,000
Net change in nonadmitted assets and related items	—	—	(1,342)	(1,342)
Change in liability for reinsurance in unauthorized companies	—	—	508	508
Change in asset valuation reserve	—	—	(4,568)	(4,568)
Balance, December 31, 2012	$10,000	$81,816	$122,957	$214,773

See accompanying notes.

5

Columbus Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2012	2011	2010
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$192,839	$238,534	$194,225
Net investment income received	148,011	146,207	144,502
Benefits paid	(213,899)	(170,536)	(198,243)
Net transfers from (to) separate accounts	2,607	(5,162)	(8,807)
Commissions and expense paid	(48,220)	(50,440)	(48,948)
Dividends paid to policyholders	(11,379)	(11,712)	(11,666)
Federal income taxes recovered (paid)	(774)	(400)	2,139
Other, net	2,417	2,433	3,323
Net cash provided by operating activities	71,602	148,924	76,525

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	423,480	323,694	215,750
Preferred and common stocks	8,625	9,392	16,950
Mortgage loans	9,028	5,097	11,591
Other invested assets	1,455	4,921	3,357
Miscellaneous proceeds	8,289	—	4,941
Net proceeds from investments sold, matured or repaid	450,877	343,104	252,589
Cost of investments acquired:
Debt securities	(507,393)	(421,044)	(319,411)
Preferred and common stocks	(1,142)	(970)	(27,110)
Mortgage loans	(16,250)	(14,600)	(16,720)
Other invested assets	(7)	(18,296)	(17,779)
Miscellaneous applications	—	(3,612)	—
Total cost of investments acquired	(524,792)	(458,522)	(381,020)
Net change in policy and other loans	2,261	2,749	2,372
Net cash used in investing activities	(71,654)	(112,669)	(126,059)

Miscellaneous activities
Net deposits on deposit-type contract funds and other insurance liabilities	4,741	4,639	(2,722)
Dividends paid to stockholder	—	(57,521)	—
Other cash provided (applied)	(40,787)	(18,631)	84,584
Net cash (used in) provided by miscellaneous activities	(36,046)	(71,513)	81,862

Net change in cash, cash equivalents and short-term investments	(36,098)	(35,258)	32,328
Cash, cash equivalents and short-term investments:
Beginning of year	51,039	86,297	53,969
End of year	$14,941	$51,039	$86,297

Cash flow information for noncash transactions
Dividends paid to Western and Southern Life Insurance Company in the form of debt securities	$—	$17,479	$—

See accompanying notes.

6

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2012

1. Nature of Operations and Significant Accounting Policies

Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.

The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2012, approximately 49.1% of the gross premiums and annuity considerations for the Company were derived from Ohio, Florida, California, Pennsylvania, Missouri and Minnesota.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Use of Estimates

The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Ohio. The Department has the right to permit other specific practices that deviate from NAIC SAP.

At December 31, 2012 and 2011, there are no differences in the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the state of Ohio. Accounting practices prescribed or permitted by the Department differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

7

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.

The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors management considers for each identified security include the following:

•                  The extent and length of time the fair value has been below the book/adjusted carrying value;

•                  The reasons for the decline in value;

•                  Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

8

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

•                  For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and our position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•                  For all equity securities and other debt securities with credit related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and

•                  For all other debt securities with interest related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

9

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Subsidiary

The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally a portion of deferred tax assets), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

10

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Deferred Income Taxes

Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with IRS tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold.

11

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of capital and surplus and net income of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP as of December 31 and for the years then ended is as follows:

	2012	2011
	(In Thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$214,773	$206,239
Deferred policy acquisition costs	55,433	61,879
Policy reserves	51,194	64,734
Asset valuation and interest maintenance reserves	37,063	29,864
Income taxes	(185,277)	(146,075)
Net unrealized on available-for-sale securities	328,102	217,171
Reinsurance recoverable	118,858	88,956
Other, net	1,451	4,931
Stockholder’s equity, GAAP basis	$621,597	$527,699

12

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

	2012	2011*	2010*
	(In Thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$1,056	$7,832	$12,546
Deferred policy acquisition costs	1,351	17,341	(15,460)
Policy reserves	20,013	9,060	28,656
Income taxes	(9,044)	(4,076)	(7,103)
Interest maintenance reserve	2,631	1,338	1,285
Investment write-downs	1,560	253	38
Other invested assets adjustments	8,619	5,462	8,043
Other, net	2,891	(6,375)	(2,286)
Net income (loss), GAAP basis	$29,077	$30,835	$25,719

*     In October 2010, the Financial Accounting Standards Board (FASB) updated the accounting standards defining the types of costs incurred by insurance entities that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs include incremental direct costs of contract acquisition such as commissions and premium taxes, as well as certain third-party and employee costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. The Company retrospectively adjusted for the implementation of the updated standards.

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.

13

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Single class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.

Unaffiliated common stocks, other than Federal Home Loan Bank (FHLB) stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2012 and 2011, the Company owned $6.2 million and $6.1 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.

Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks that have the characteristics of equity securities and are rated as medium quality or better are reported at cost. All other perpetual preferred stocks are reported at the lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on unaffiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company’s noninsurance subsidiary is reported based on underlying audited GAAP equity. The net change in the subsidiary’s equity is included in capital and surplus.

14

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.

Realized capital gains and losses are determined using the specific identification method.

Premiums

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

15

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2012	2011
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% – 3%	1.4%	1.6%
1958 Commissioners Standard Ordinary, 2-1/2% – 4-1/2%	12.1	12.7
1980 Commissioners Standard Ordinary, 4% – 6%	43.0	44.7
2001 Commissioners Standard Ordinary, 4% – 4-1/2%	13.6	11.6
Annuities:
Various, 2-1/2% – 7-1/2%	28.9	28.3
Supplemental benefits:
Various, 2-1/2% – 7-1/2%	0.8	0.8
Other, 2% – 5-1/2%	0.2	0.3
	100.0%	100.0%

16

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2012 and 2011, reserves of $44.0 million and $40.1 million, respectively, were recorded on in-force amounts of $2,327.0 million and $2,320.6 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

17

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2012 and 2011. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Securities Lending

At December 31, 2012, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by The Bank of New York Mellon, of which the fair value was $36.7 million. At December 31, 2011, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by The Bank of New York Mellon, of which the fair value was $64.1 million. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2012 and 2011, the Company did not nonadmit any portion of the loaned securities. The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by the Bank of New York Mellon, an unaffiliated agent.

18

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2012 and 2011, collateral managed by an unaffiliated agent was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

At December 31, 2012, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2012, the fair value of the total collateral was $37.8 million, $34.8 million of which was managed by an affiliated agent and $3.0 million of which was managed by an unaffiliated agent. At December 31, 2011, the fair value of the total collateral was $65.9 million, $55.4 million of which was managed by an affiliated agent and $10.5 million of which was managed by an unaffiliated agent. The Company receives cash collateral in an amount in excess of the fair value of the securities loaned. The Company reinvests the cash collateral primarily in investment-grade debt securities and cash equivalents.

The aggregate collateral broken out by maturity date is as follows at December 31, 2012:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	14,150	14,193
31 to 60 days	—	—
61 to 90 days	—	—
91 to 120 days	—	—
121 to 180 days	1,408	1,411
181 to 365 days	2,284	2,285
1 to 2 years	1,500	1,500
2 to 3 years	—	—
Greater than 3 years	18,425	18,425
Total collateral	$37,767	$37,814

At December 31, 2012, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $37.7 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.

19

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable universal life contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. All separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate account and other fees for assuming mortality and certain expense risks.

Federal Income Taxes

Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

20

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principle No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 amends the deferred tax asset admittance test set forth in SSAP 10R, Income Taxes — A Temporary Replacement of SSAP 10, by limiting the admissibility thresholds based on current period risk-based capital levels and modifying disclosure requirements. The adoption of SSAP 101 did not impact the Company’s financial statements.

Effective January 1, 2011, Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities (SSAP 43R) was amended to clarify that debt securities held that are issued by a trust, special purpose entity or limited liability company in which there is no direct recourse to the sponsor of the entity, but only direct recourse to the assets of the issuer, should be classified as loan-backed securities under SSAP 43R, not as an issuer obligation under Statement of Statutory Accounting Principles No. 26, Bonds, excluding Loan-backed and Structured Securities. As a result, during 2011, the Company reclassified 31 securities from corporate debt securities to asset-backed securities held at December 31, 2010 with a book/adjusted carrying value of $84.2 million and a fair value of $84.1 million. The reclassification does not impact the total debt securities line item on the balance sheet. Balances from prior years in these financial statements have not been adjusted to reflect the security reclassifications.

Reclassifications

Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the 2012 financial statement presentation.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 24, 2013.

21

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2012:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$29,453	$636	$(132)	$29,957
Debt securities issued by states of the U.S. and political subdivisions of the states	18,664	1,967	—	20,631
Corporate securities	1,725,012	292,693	(1,275)	2,016,430
Commercial mortgage-backed securities	205,953	15,640	(62)	221,531
Residential mortgage-backed securities	380,062	20,077	(9,282)	390,857
Asset-backed securities	128,592	10,238	(1,615)	137,215
Total	$2,487,736	$341,251	$(12,366)	$2,816,621

22

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2011:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$7,678	$767	$—	$8,445
Debt securities issued by states of the U.S. and political subdivisions of the states	15,208	1,308	—	16,516
Corporate securities	1,658,384	226,303	(14,075)	1,870,612
Commercial mortgage-backed securities	168,579	11,427	(20)	179,986
Residential mortgage-backed securities	410,860	18,174	(24,941)	404,093
Asset-backed securities	144,302	4,883	(7,250)	141,935
Total	$2,405,011	$262,862	$(46,286)	$2,621,587

At December 31, 2012 and 2011, the Company held unrated or less-than-investment grade corporate debt securities with a book/adjusted carrying value of $205.7 million and $201.7 million, respectively, and an aggregate fair value of $205.3 million and $183.1 million, respectively. Those holdings amounted to 8.3% and 8.4%, respectively, of the Company’s investments in debt securities and 6.8% and 6.8%, respectively, of the Company’s total admitted assets as of December 31, 2012 and 2011. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

23

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Unrealized gains and losses on investments in unaffiliated common stocks and common stock of subsidiary are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks, are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2012:
Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$30,537	$10,871	$—	$41,408
Common stocks, subsidiary	—	—	—	—
	$30,537	$10,871	$—	$41,408
At December 31, 2011:
Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$38,282	$5,299	$(778)	$42,803
Common stocks, subsidiary	13,878	—	(7,988)	5,890
	$52,160	$5,299	$(8,766)	$48,693

An annual audit of the Company’s subsidiary was not conducted for the year of 2012. The subsidiary is nonadmitted in accordance with SSAP No. 97 of the NAIC’s Accounting Practices and Procedures Manual.

24

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2012:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(132)	$14,736	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Corporate securities	(533)	32,675	(742)	18,474
Commercial mortgage-backed securities(1)	(62)	9,957	—	—
Residential mortgage-backed securities(1)	(1,513)	8,892	(7,769)	75,034
Asset-backed securities(1)	(31)	791	(1,584)	16,101
Total	$(2,271)	$67,051	$(10,095)	$109,609

Preferred stocks	$—	$—	$—	$—
Common stock, unaffiliated	$—	$—	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.

25

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2011:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Corporate securities	(8,798)	121,188	(5,277)	18,055
Commercial mortgage-backed securities(1)	—	—	(20)	846
Residential mortgage-backed securities(1)	(1,229)	22,777	(23,712)	134,618
Asset-backed securities(1)	(565)	7,135	(6,685)	48,451
Total	$(10,592)	$151,100	$(35,694)	$201,970

Preferred stocks	$—	$—	$—	$—
Common stock, unaffiliated	$(606)	$2,815	$(172)	$1,097

(1) Amounts relate to securities subject to SSAP 43R.

Investments that are impaired at December 31, 2012 and 2011, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed and residential mortgage-backed securities. The impairment of these securities has been deemed as temporary due to the assigned rating and the typical fair value fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery, or in the case of interest rate related declines, lack of intent to sell the securities. For residential mortgage-backed securities, the determination of temporary impairment was also

26

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

based on an evaluation of the present value of expected future cash flows, which were greater than the book adjusted/carrying values of the securities. The aggregated unrealized loss is approximately 6.5% and 11.6% of the carrying value of these securities at December 31, 2012 and 2011, respectively. At December 31, 2012, there were a total of 115 securities held that are considered temporarily impaired, 66 of which have been impaired for 12 months or longer. At December 31, 2011, there were a total of 200 securities held that are considered temporarily impaired, 89 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $6.2 million, $6.8 million, and $2.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the years ended December 31, 2012, 2011, 2010 and the six-month period ended December 31, 2009, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
(In Thousands)

For the year ended December 31, 2012:

059522AX0	$341	$315	$26	$315	$274	12/31/2012
12667GPV9	723	660	63	660	642	12/31/2012
61751DAH7	2,896	2,732	164	2,732	2,347	12/31/2012
12668ANW1	451	427	24	427	387	9/30/2012
221470AA5	3,286	2,249	1,037	2,249	1,402	9/30/2012
61749EAF4	1,380	1,274	106	1,274	1,102	9/30/2012
75970JAJ5	2,602	2,433	169	2,433	1,691	9/30/2012
759950GY8	458	428	30	428	302	9/30/2012
02148JAD9	3,490	3,289	201	3,289	2,805	6/30/2012

27

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
(In Thousands)

For the year ended December 31, 2012: (continued)

059522AX0	529	495	34	495	462	6/30/2012
12668AAL9	2,099	1,902	197	1,902	1,697	6/30/2012
12668BYF4	694	668	26	668	542	6/30/2012
251513BC0	703	637	66	637	420	6/30/2012
36186LAG8	1,260	1,119	141	1,119	802	6/30/2012
45660L2V0	749	716	33	716	564	6/30/2012
45660LS83	2,687	2,555	132	2,555	2,324	6/30/2012
52520QAG9	1,420	1,291	129	1,291	1,110	6/30/2012
52521HAD5	2,326	1,949	377	1,949	1,670	6/30/2012
52522HAN2	419	395	24	395	317	6/30/2012
52523KAJ3	381	358	23	358	180	6/30/2012
74922EAF6	964	935	29	935	824	6/30/2012
761118XQ6	324	297	27	297	262	6/30/2012
76112HAD9	2,786	2,535	251	2,535	1,846	6/30/2012
76114AAB6	2,629	2,479	150	2,479	1,754	6/30/2012
86359DSR9	3,658	3,529	129	3,529	3,059	6/30/2012
939344AR8	1,380	1,284	96	1,284	857	6/30/2012
Total	XXX	XXX	$3,684	XXX	XXX

28

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
(In Thousands)

For the year ended December 31, 2011:

059469AF3	$1,302	$1,191	$111	$1,191	$883	12/31/2011
05948KXT1	1,369	1,318	51	1,318	1,034	12/31/2011
059522AX0	715	705	10	705	591	12/31/2011
12628LAJ9	1,469	1,392	77	1,392	926	12/31/2011
12667G7H0	5,400	5,128	272	5,128	4,296	12/31/2011
12668BYF4	754	712	42	712	554	12/31/2011
251510FX6	841	799	42	799	687	12/31/2011
61749WAK3	303	277	26	277	192	12/31/2011
61751DAH7	3,375	3,244	131	3,244	2,005	12/31/2011
74922EAF6	1,092	1,008	84	1,008	803	12/31/2011
761118MD7	8,420	8,129	291	8,129	7,007	12/31/2011
76112HAD9	3,569	2,819	750	2,819	2,029	12/31/2011
059522AX0	1,567	1,047	520	1,047	864	9/30/2011
52524MAV1	376	374	2	374	194	9/30/2011
76114AAB6	2,783	2,613	170	2,613	1,899	9/30/2011
059522AX0	1,554	1,390	164	1,390	1,167	6/30/2011
52523KAJ3	452	364	88	364	189	6/30/2011
Total	XXX	XXX	$2,831	XXX	XXX

29

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
(In Thousands)

For the year ended December 31, 2010:

74922EAF6	$1,225	$1,188	$37	$1,188	$964	12/31/2010
75970JAJ5	3,289	2,829	460	2,829	1,732	9/30/2010
12668BYF4	874	822	52	822	641	9/30/2010
02148JAD9	4,359	4,082	277	4,082	3,094	6/30/2010
45660L2V0	959	919	40	919	695	6/30/2010
52520QAG9	1,731	1,575	156	1,575	1,392	6/30/2010
61749EAF4	1,864	1,704	160	1,704	1,154	6/30/2010
61749WAK3	408	381	27	381	257	6/30/2010
75970JAJ5	3,378	3,309	69	3,309	1,954	6/30/2010
76112HAD9	4,082	3,624	458	3,624	2,823	6/30/2010
Total	XXX	XXX	$1,736	XXX	XXX

30

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
(In Thousands)

For the six-month period ended December 31, 2009:

059469AF3	$1,491	$1,445	$46	$1,445	$1,029	12/31/2009
12668BYF4	919	874	45	874	688	12/31/2009
225470M67	471	437	34	437	316	12/31/2009
52522HAN2	488	433	55	433	306	12/31/2009
65538PAF5	1,692	1,654	38	1,654	1,192	12/31/2009
75970JAJ5	3,512	3,392	120	3,392	2,023	12/31/2009
761118MD7	9,410	8,972	438	8,972	6,329	12/31/2009
939344AR8	1,812	1,696	116	1,696	1,104	12/31/2009
93935WAD6	2,832	2,701	131	2,701	1,988	12/31/2009
00079CAE9	566	558	8	558	440	9/30/2009
059515BF2	6,667	5,860	807	5,860	4,786	9/30/2009
12668WAU1	982	917	65	917	323	9/30/2009
52524MAV1	439	387	52	387	162	9/30/2009
Total	XXX	XXX	$1,955	XXX	XXX

The Company had no other-than-temporary impairments on loan-backed securities for the years ended December 31, 2012, 2011 2010 and the six-month period ended December 31, 2009, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

31

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2012, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$50,495	$51,964
After one through five	334,215	366,201
After five through ten	469,506	524,201
After ten	918,913	1,124,652
Mortgage-backed securities/Asset-backed securities	714,607	749,603
Total	$2,487,736	$2,816,621

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2012, 2011, and 2010 were $267.3 million, $101.0 million, and $63.6 million; gross gains of $8.5 million, $2.8 million, and $2.4 million; and gross losses of $2.2 million, $0.8 million, and $0.7 million, were realized on these sales in 2012, 2011 and 2010, respectively.

Proceeds from sales of investments in equity securities during 2012, 2011 and 2010 were $7.6 million, $9.4 million, and $16.9 million; gross gains of $1.5 million, $2.9 million, and $0.6 million; and gross losses of $0.1 million, $0.0 million, and $3.2 million were realized on these sales in 2012, 2011 and 2010, respectively.

32

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the year2 ended December 31:

	2012	2011	2010
	(In Thousands)

Realized capital gains (losses)	$2,630	$(915)	$(2,494)
Less amount transferred to IMR (net of related taxes (benefits) of $1,955 in 2012, $660 in 2011 and $538 in 2010)	3,630	1,227	999
Less federal income tax expense (benefit) of realized capital gains (losses)	1,906	2,431	(804)
Net realized capital gains (losses)	$(2,906)	$(4,573)	$(2,689)

Net investment income consisted of the following for the years ended December 31:

	2012	2011	2010
	(In Thousands)

Debt securities	$136,045	$138,199	$136,874
Equity securities	1,200	1,192	844
Mortgage loans	6,699	5,251	5,493
Policy loans	4,460	4,673	4,902
Cash, cash equivalents and short-term investments	188	189	249
Other invested assets	(2,314)	(1,343)	(2,424)
Derivative instruments	1	1	1
Other	821	708	323
Gross investment income	147,100	148,870	146,262
Investment expenses	1,358	1,320	1,455
Net investment income	$145,742	$147,550	$144,807

33

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2012, 52.5% of such mortgages, or $46.6 million, involved properties located in Florida and Illinois. Such investments consist of primarily first mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $12.4 million. During 2012, the respective maximum and minimum lending rates for mortgage loans issued were 5.20% and 5.00%, respectively. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80%. During 2012, the Company did not reduce interest rates on any outstanding mortgages.

3. Fair Value of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the end of the reporting period.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

34

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include residential mortgage-backed NAIC 6 securities representing subordinated tranches in securitization trusts containing residential mortgage loans. These securities are currently rated below investment grade. The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. Prior to 2012, the Company’s Level 3 assets and liabilities primarily included NAIC 6 rated residential mortgage-backed securities representing subordinated tranches in securitization trusts containing residential mortgage loans. These securities were rated below investment grade. To measure fair value, the Company used an internal fair value model to estimate future cash flows and then discounted the expected future cash flows using the current market rates applicable to the coupon rate, credit risk, and weighted-average-life of the investments. The internal fair value model used both market-based data and data specific to the underlying loans of each security in determining assumptions for default probabilities, loss severities and prepayment speeds to determine the estimated future cash flows for each security.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

35

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

Debt Securities

The fair values of actively traded debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Less liquid private placement securities and auction rate securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

Derivative Instruments

The fair values of free-standing derivative instruments, primarily call options and credit default swaps, are determined using valuation models incorporating significant unobservable inputs, including projected discounted cash flows, applicable swap curves and implied volatilities.

36

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

Securities Lending Reinvested Collateral Assets

The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.

Other Invested Assets

Other invested assets primarily include surplus debentures for which fair values are determined using quoted market prices consistent with corporate debt securities.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.

Life and Annuity Reserves for Investment-type Contracts and Deposit Fund Liabilities

The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows. Present values reflect the Company’s margin for uncertainty of the timing of liability cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances.

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.

37

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2012
Assets:
Residential mortgage-backed securities	$4,280	$—	$4,280	$—
Common stocks, unaffiliated	35,210	35,210	—	—
Derivatives	2,516	—	—	2,516
Separate account assets*	29,611	29,611	—	—
Total assets	$71,617	$64,821	$4,280	$2,516

Liabilities:
Derivatives	$(568)	$—	$—	$(568)

At December 31, 2011
Assets:
Bonds, industrial and misc.	$544	$—	$544	$—
Residential mortgage-backed securities	3,623	—	—	3,623
Common stocks, unaffiliated	36,728	36,728	—	—
Derivatives	2,031	—	—	2,031
Separate account assets*	28,581	28,581	—	—
Total assets	$71,507	$65,309	$544	$5,654

Liabilities:
Derivatives	$(504)	$—	$—	$(504)

*     Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

There were no transfers between Level 1 and Level 2 of the fair value hierarchy.

38

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2012	Net Income	Surplus	and Settlements	Into Level 3*	Out of Level 3*	December 31, 2012
	(In Thousands)
Assets:
Residential mortgage-backed securities	$3,623	$(667)	$1,501	$(758)	$—	$(3,699)	$—
Derivatives	2,031	(122)	662	(55)	—	—	2,516
Total assets	$5,654	$(789)	$2,163	$(813)	$—	$(3,699)	$2,516

Liabilities:
Derivatives	$(504)	$945	$(232)	$(777)	$—	$—	$(568)

*           Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Residential mortgage-backed securities	$—	$—	$—	$(758)	$(758)
Derivative assets	3,254	—	—	(3,309)	(55)
Derivative liabilities	—	(1,167)	—	390	(777)
Total	$3,254	$(1,167)	$—	$(3,677)	$(1,590)

39

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2011, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2011	Net Income	Surplus	and Settlements	Into Level 3*	Out of Level 3*	December 31, 2011
	(In Thousands)
Assets:
Residential mortgage-backed securities	$1,396	$(695)	$227	$(347)	$3,042	$—	$3,623
Derivatives	744	(147)	(1,200)	2,634	—	—	2,031
Total assets	$2,140	$(842)	$(973)	$2,287	$3,042	$—	$5,654

Liabilities:
Derivatives	$(273)	$102	$790	$(1,123)	$—	$—	$(504)

*           Transfers into Level 3 are due to securities receiving an NAIC 6 rating. Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2011, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Residential mortgage-backed securities	$—	$—	$—	$(347)	$(347)
Derivative assets	3,092	—	—	(458)	2,634
Derivative liabilities	—	(1,225)	—	102	(1,123)
Total	$3,092	$(1,225)	$—	$(703)	$1,164

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 and 2011.

40

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2012					December 31, 2011
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)	Carrying Amount	Fair Value
	(In Thousands)
Assets:
Bonds	$2,487,736	$2,816,621	$27,226	$2,685,633	$103,762	$2,405,011	$2,621,587
Preferred stocks	—	—	—	—	—	—	—
Common stock, unaffiliated**	41,408	41,408	41,408	—	—	42,803	42,803
Mortgage loans	88,699	100,258	—	—	100,258	81,480	91,000
Cash, cash equivalents and short-term investments	14,941	14,941	14,941	—	—	51,039	51,039
Other invested assets, surplus notes	16,124	20,232	—	20,232	—	16,139	19,195
Securities lending reinvested collateral assets	2,943	2,986	2,986	—	—	10,387	10,542
Derivative assets	2,516	2,516	—	—	2,516	2,031	2,031
Separate acct. assets	97,271	103,643	32,507	69,761	1,375	92,307	97,486
Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$810,718	$874,484	$—	$—	$874,484	$770,647	$834,142
Derivative liabilities	568	568	—	—	568	504	504
Securities lending liability	37,750	37,750	—	—	37,750	60,797	60,797
Separate acct. liabilities*	62,031	67,597	—	—	67,597	60,164	65,810

*            Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

**      Includes FHLB common stock which is held at cost.

41

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions

The Company is party to a service agreement with certain Western and Southern affiliated companies for the performance of certain legal services, investment advisory and data processing functions. The Company paid $5.8 million, $6.0 million, and $5.7 million in 2012, 2011 and 2010, respectively, for these services.

The Company paid a $26.0 million extraordinary dividend and a $6.5 million extraordinary dividend to its parent, Western and Southern on December 5, 2011 and December 29, 2011, respectively. The dividends were in the form of cash.

The Company paid a $14.7 million extraordinary dividend and a $2.8 million extraordinary dividend to its parent, Western and Southern on December 20, 2011 and December 28, 2011, respectively. The dividends were in the form of bonds at fair value.

At December 31, 2010, the Company accrued $25.0 million for a dividend to be paid in the form of cash to Western and Southern. The dividend was paid on January 3, 2011.

The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.

42

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

On July 1, 1986, the Company entered into an agreement (the “agreement”) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2012	2011
	(In Thousands)

Life and annuity reserves	$620,773	$636,161
Accident and health reserves	2,518	2,906

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2012	2011	2010
	(In Thousands)

Direct premiums	$231,403	$277,636	$228,922
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(39,558)	(39,053)	(37,279)
Net premiums	$191,845	$238,583	$191,643

43

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

The Company’s ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2012	2011	2010
	(In Thousands)
Benefits paid or provided:
Affiliates	$—	$—	$—
Nonaffiliates	70,597	59,563	53,252
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	108,653	100,292	85,980
Other admitted assets:
Affiliates	—	—	—
Nonaffiliates	6,469	2,850	11,927

In 2012, 2011 and 2010, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

At December 31, 2012, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2012, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2012, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2012 if all reinsurance agreements were cancelled.

44

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes

The Company is included in the consolidated income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $1.2 million and $(1.5) million as of December 31, 2012 and 2011, respectively. The tax years of 2011, 2010, 2009 and 2008 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2012, in the event of future net losses is $0.0 million, $0.5 million, and $0.9 million from 2012, 2011 and 2010, respectively.

The components of net deferred tax asset/(liability) at December 31 (in thousands) are as follows:

		12/31/2012 (in thousands)
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$71,968	$3,770	$75,738
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	71,968	3,770	75,738
(d)	Deferred tax assets nonadmitted	17,125	—	17,125
(e)	Subtotal net admitted deferred tax assets (c – d)	54,843	3,770	58,613
(f)	Deferred tax liabilities	16,265	14,986	31,251
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$38,578	$(11,216)	$27,362

		12/31/2011 (in thousands)
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$67,728	$4,797	$72,525
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	67,728	4,797	72,525
(d)	Deferred tax assets nonadmitted	20,953	—	20,953
(e)	Subtotal net admitted deferred tax assets (c – d)	46,775	4,797	51,572
(f)	Deferred tax liabilities	12,247	11,046	23,293
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$34,528	$(6,249)	$28,279

45

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		Change (in thousands)
		(7)	(8)	(9)
		(Col 1-4)	(Col 2-5)	(Col 7+8)
Change:		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$4,239	$(1,026)	$3,213
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	4,239	(1,026)	3,213
(d)	Deferred tax assets nonadmitted	(3,829)	—	(3,829)
(e)	Subtotal net admitted deferred tax assets (c – d)	8,068	(1,026)	7,042
(f)	Deferred tax liabilities	4,018	3,941	7,959
(g)	Net admitted deferred tax asset/(net deferred tax liability (e – f)	$4,050	$(4,967)	$(917)

			12/31/2012 (in thousands)
					(3)
			(1)	(2)	(Col 1+2)
Admission Calculation Components SSAP No. 101			Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks		$—	$865	$865
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above after application of the threshold limitation (the lesser of (b)1 and (b)2 below)		23,591	2,905	26,496
	1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	23,591	2,905	26,496
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	27,664
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities		31,252	—	31,252
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101
	Total ((a) + (b) + (c))		$54,843	$3,770	$58,613

46

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

			12/31/2011 (in thousands)
					(6)
			(4)	(5)	(Col 4+5)
			Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks		$869	$2,394	$3,263
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above after application of the threshold limitation (the lesser of (b)1 and (b)2 below)		22,613	2,403	25,016
	1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	22,613	2,403	25,016
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	33,044
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities		23,293	—	23,293
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101
	Total ((a) + (b) + (c))		$46,775	$4,797	$51,572

			Change (in thousands)
			(7)	(8)	(9)
			(Col 1-4)	(Col 2-5)	(Col 7+8)
			Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks		$(869)	$(1,529)	$(2,398)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above after application of the threshold limitation (the lesser of (b)1 and (b)2 below)		978	503	1,481
	1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	978	503	1,481
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	33,044
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities		7,959	—	7,959
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101
	Total ((a) + (b) + (c))		$8,068	$(1,026)	$7,042

47

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		2012	2011
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	736%	726%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$30,156	$28,630

		12/31/2012
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total
		Percent	Percent	Percent
Impact of tax planning strategies:

(a)	Adjusted gross DTA (% of total adjusted gross DTAs)	2.64%	4.98%	7.62%
(b)	Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	3.41%	6.43%	9.84%

		12/31/2011
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total
		Percent	Percent	Percent
Impact of tax planning strategies:

(a)	Adjusted gross DTA (% of total adjusted gross DTAs)	2.76%	6.61%	9.37%
(b)	Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	3.88%	9.30%	13.18%

		Change
				(9)
		(7)	(8)	(Col 7+8)
		Ordinary	Capital	Total
		Percent	Percent	Percent
Impact of tax planning strategies:

(a)	Adjusted gross DTA (% of total adjusted gross DTAs)	(0.12)%	(1.63)%	(1.75)%
(b)	Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	(0.47)%	(2.87)%	(3.34)%

48

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

			(1)	(2)	(3)
			12/31/2012	12/31/2011	12/31/2010
			(in thousands)
(1)	Current income tax
	(a)	Federal	$1,232	$4,285	$5,063
	(b)	Foreign	11	—	—
	(c)	Subtotal	1,243	4,285	5,063
	(d)	Federal income tax on net capital gains	1,906	2,431	(804)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	(5,004)	(3,469)	(5,385)
	(g)	Federal and foreign income taxes incurred	$(1,855)	$3,247	$(1,126)

				(1)	(2)	(3)
				12/31/2012	12/31/2011	Change
				(in thousands)
(2)	Deferred tax assets:
	(a)	Ordinary
		(1)	Discounting of unpaid losses	$—	$—	$—
		(2)	Unearned premium revenue	—	—	—
		(3)	Policyholder reserves	38,803	36,869	1,934
		(4)	Investments	—	—	—
		(5)	Deferred acquisition costs	21,607	19,639	1,968
		(6)	Policyholder dividends accrual	3,101	3,048	53
		(7)	Fixed assets	—	—	—
		(8)	Compensation and benefits accrual	8,158	7,911	247
		(9)	Pension accrual	—	—	—
		(10)	Receivables — nonadmitted	236	256	(20)
		(11)	Net operating loss carryforward	—	—	—
		(12)	Tax credit carryforward	—	—	—
		(13)	Other	63	5	58
			(99) Subtotal	71,968	67,728	4,240
	(b)	Statutory valuation allowance adjustment		—	—	—
	(c)	Nonadmitted		17,125	20,953	(3,828)
	(d)	Admitted ordinary deferred tax assets (2a99 – 2b – 2c)		54,843	46,775	8,068
	(e)	Capital:
		(1)	Investments	3,770	4,797	(1,027)
		(2)	Net capital loss carryforward	—	—	—
		(3)	Real estate	—	—	—
		(4)	Other	—	—	—
			(99) Subtotal	3,770	4,797	(1,027)
	(f)	Statutory valuation allowance adjustment		—	—	—
	(g)	Nonadmitted		—	—	—
	(h)	Admitted capital deferred tax assets (2e99– 2f – 2g)		3,770	4,797	(1,027)
	(i)	Admitted deferred tax assets (2d + 2h)		$58,613	$51,572	$7,041

49

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

	(1)	(2)	(3)
	12/31/2012	12/31/2011	Change
	(in thousands)
(3) Deferred tax liabilities:

(a) Ordinary:
(1) Investments	$13,137	$10,389	$2,748
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	3,039	1,567	1,472
(4) Policyholder reserves	—	—	—
(5) Other	90	291	(201)
(99) Subtotal	16,266	12,247	4,019
(b) Capital:
(1) Investments	14,986	11,046	3,940
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal	14,986	11,046	3,940
(c) Deferred tax liabilities (3a99 + 3b99)	$31,252	$23,293	$7,959

	Current Year	Prior Year	Change
(4) Net deferred tax assets (liabilities) (2i – 3c)	$27,362	$28,279	$(918)

Among the more significant book to tax adjustments were the following:

	2012	Effective Tax Rate	2011	Effective Tax Rate	2010	Effective Tax Rate
	(in thousands)		(in thousands)		(in thousands)

Provision computed at statutory rate	$70	35.00%	$4,627	35.00%	$5,219	35.00%
Dividend received deduction	(102)	(50.84)	(113)	(0.85)	(127)	(0.85)
Tax credits	(6,192)	(3082.44)	(6,196)	(46.86)	(6,183)	(41.46)
Other invested assets	2,166	1078.15	(1,565)	(11.84)	(180)	(1.21)
Nonadmitted assets	20	9.78	(13)	(0.10)	99	0.66
Other	383	190.46	283	2.14	600	4.03
Total statutory income taxes	$(3,655)	(1819.88)%	$(2,977)	(22.51)%	$(572)	(3.83)%

Federal and foreign income taxes incurred	$(3,761)	(1872.55)%	$816	6.17%	$(322)	2.16%
Change in net deferred income taxes*	106	52.67	(3,793)	(28.68)	(250)	(1.67)
Total statutory income taxes	$(3,655)	(1819.88)%	$(2,977)	(22.51)%	$(572)	(3.83)%

*     Excludes change in net deferred income taxes on realized gains/losses of $(986) and $(2,751) for the years ended December 31, 2012 and 2011, respectively.

50

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7. Capital and Surplus

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2012 and 2011, the Company exceeded the minimum risk-based capital standards.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $21.5 million in 2013 without seeking prior regulatory approval based on capital and surplus of $214.8 million at December 31, 2012.

8. Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

The Company is currently being audited on behalf of multiple states’ treasury and controllers’ offices regarding laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on identifying unreported death claims, matured annuities and retained asset accounts, and the use of the Social Security Death Master File to identify deceased insurance policy, annuity contract, and retained asset account holders. In addition, the Company is the subject of multistate regulatory inquiries and examinations with a similar focus on processes and procedures for identifying deceased insurance policy, annuity contract, and retained asset account holders and contacting beneficiaries. The audits and related examination activity may result in outreach and payments to beneficiaries, escheatment of funds deemed abandoned under state laws, accelerated escheatment of funds deemed abandoned pursuant to agreements with regulators, administrative contributions, interest, and/or penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. The amount of loss, if any, that the Company may ultimately recognize as a result of these audits and related examinations cannot be reasonably estimated.

51

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

8. Commitments and Contingencies (continued)

At December 31, 2012, the Company does not have any material leases for office space or equipment.

At December 31, 2012, the Company has future commitments to provide additional capital contributions of $3.6 million to private equity joint ventures, limited partnerships and limited liability companies, excluding those related to Low Income Housing Tax Credits.

At December 31, 2012, the Company has future commitments to provide additional capital contributions of $2.3 million to private equity joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

9. Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2012, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With fair value adjustment	$—	$62,031	$—	$62,031	6.5%
At book value less current surrender charge of 5% or more	180,726	—	—	180,726	19.0
At fair value	—	—	—	—	0.0
Total with adjustment or at market value	180,726	62,031	—	242,757	25.5
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	597,723	—	—	597,723	62.7
Not subject to discretionary withdrawal	112,349	—	—	112,349	11.8
Total annuity reserves and deposit-type contract liabilities (before reinsurance)	890,798	62,031	—	952,829	100.0%
Less reinsurance ceded	—	—	—	—
Net annuity reserves and deposit-type contract liabilities	$890,798	$62,031	$—	$952,829

52

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities (continued)

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions that may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

Federal Home Loan Bank

The Company is a member of the Federal Home Loan Bank (FHLB) of Cincinnati. Through its association with the FHLB of Cincinnati and by purchasing a specified amount of FHLB stock, the Company can enter into deposit contracts (funding agreements). The Company has issued funding agreements to the FHLB of Cincinnati in exchange for cash advances in the amount of $86.0 million. These contracts will mature in 2018. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. The table below indicates the amounts of FHLB of Cincinnati stock purchased, collateral pledged, assets and liabilities related to the agreement with the FHLB of Cincinnati, which are included in the liability for deposit-type contracts in the balance sheet.

	2012	2011
	(In Thousands)

FHLB stock purchased/owned as part of the agreement	$6,198	$6,074
Collateral pledged to the FHLB	121,944	112,783
Borrowing capacity currently available	21,199	13,524
Total reserves related to funding agreements	86,030	84,030
Agreement assets and liabilities
General Account: Assets	101,743	96,936
Liabilities	86,030	84,030
Separate Account: Assets	—	—
Liabilities	—	—

53

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Accounts

The Company’s guaranteed separate accounts consist of non-indexed, guaranteed rate options that include a market value adjustment. The guaranteed rate options are sold as a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.

The Company’s nonguaranteed separate account consists of variable universal life insurance contracts. The net investment experience of variable universal life insurance contracts is credited directly to the policyholder and can be positive or negative. The death benefit and cash value under the variable universal life insurance contracts may vary with the investment performance of the underlying investments in the separate accounts.

Information regarding the separate account of the Company as of and for the year ended December 31, 2012 is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Account	Total
	(In Thousands)

Premiums, considerations or deposits	$2,218	$1,989	$4,206

Reserves for separate accounts with assets at:
Fair value	$—	$27,558	$27,558
Amortized cost	62,031	—	62,031
Total reserves	$62,031	$27,558	$89,589

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$62,031	$—	$62,031
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	27,558	27,558
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	62,031	27,558	89,589
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$62,031	$27,558	$89,589

54

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2012 is presented below:

2012
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$4,206
Transfers from separate accounts	6,351
Net transfers to (from) separate accounts	(2,145)

Reconciling adjustments:
Policy deductions and other expenses	575
Other account adjustments	1,435
Transfers as reported in the Summary of Operations of the Company	$(135)

11. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2012 were as follows:

	Gross	Net of Loading
	(In Thousands)

Ordinary new business	$462	$168
Ordinary renewal	6,466	8,551
Total	$6,928	$8,719

55

Financial Statement Schedules (Statutory-Basis)

Columbus Life Insurance Company

Summary of Investments — Other Than Investments in Related Parties

December 31, 2012

(In Thousands)

Schedule I

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Debt securities
Bonds:
United States government and government agencies and authorities	$54,191	$55,960	$54,191
States, municipalities and political subdivisions	428,376	453,650	428,376
Foreign governments	11,200	12,445	11,200
All other corporate bonds	1,993,969	2,294,566	1,993,969
Total fixed maturities	2,487,736	2,816,621	2,487,736

Equity securities
Common stocks:
Industrial, miscellaneous and all other	30,537	41,408	41,408

Mortgage loans on real estate	88,699		88,699
Policy loans	68,454		68,454
Other long-term investments	36,558		36,558
Cash, cash equivalents and short-term investments	17,884		17,884
Total investments	$2,729,868		$2,740,739

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

56

Columbus Life Insurance Company

Supplementary Insurance Information

(In Thousands)

Schedule III

						Benefits,
	Future					Claims
	Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2012
Individual life	$1,681,750	$—	$14,388	$121,573	$102,545	$182,980	$26,665
Individual health	2,505	22	42	166	157	82	49	$166
Group life and health	—	—	—	—	—	—	—	—
Annuity	717,121	—	—	71,222	43,040	97,608	2,554
Corporate and other	—	—	—	—	—	—	—
	$2,401,376	$22	$14,430	$192,961	$145,742	$280,670	$29,268

Year ended December 31, 2011
Individual life	$1,651,491	$—	$11,841	$153,198	$102,719	$204,566	$26,259
Individual health	2,890	25	42	203	196	(64)	30	$203
Group life and health	—	—	—	—	—	—	—	—
Annuity	681,188	—	—	85,357	44,635	104,333	2,525
Corporate and other	—	—	—	—	—	—	—
	$2,335,569	$25	$11,883	$238,758	$147,550	$308,835	$28,814

Year ended December 31, 2010
Individual life	$1,574,671	$—	$9,190	$118,531	$104,431	$170,630	$25,571
Individual health	3,561	35	42	248	248	106	27	$248
Group life and health	—	—	—	—	—	—	—	—
Annuity	631,754	—	—	74,163	40,128	87,616	2,498
Corporate and other	—	—	—	—	—	—	—
	$2,209,986	$35	$9,232	$192,942	$144,807	$258,352	$28,096

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

57

Columbus Life Insurance Company

Reinsurance

(In Thousands)

Schedule IV

					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2012
Life insurance in force	$13,219,130	$6,633,728	$1,866,425	$8,451,827	22%
Premiums:
Individual life	$161,132	$39,558	$—	$121,574	0%
Individual health	166	—	—	166	0%
Group life and health	—	—	—	—	—
Annuity	71,221	—	—	71,221	0%
	$232,519	$39,558	$—	$192,961	0%

Year ended December 31, 2011
Life insurance in force	$12,801,534	$6,486,371	$1,976,291	$8,291,454	24%
Premiums:
Individual life	$192,216	$39,018	$—	$153,198	0%
Individual health	238	35	—	203	0%
Group life and health	—	—	—	—	—
Annuity	85,357	—	—	85,357	0%
	$277,811	$39,053	$—	$238,758	0%

Year ended December 31, 2010
Life insurance in force	$12,217,782	$6,200,697	$2,094,215	$8,111,300	26%
Premiums:
Individual life	$155,775	$37,244	$—	$118,531	0%
Individual health	283	35	—	248	0%
Group life and health	—	—	—	—	—
Annuity	74,163	—	—	74,163	0%
	$230,221	$37,279	$—	$192,942	0%

58

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

The Western and Southern Life Insurance Company
Years Ended December 31, 2012, 2011 and 2010
With Report of Independent Registered Public
Accounting Firm

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2012, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors

The Western and Southern Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Western and Southern Life Insurance Company (the Company) as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2012. Our audits also included the statutory-basis financial statement schedules listed in the contents page. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of The Western and Southern Life Insurance Company at December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Western and Southern Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 1 to the financial statements, in 2010, the Company changed the valuation bases for its statutory reserves for certain insurance products.

/s/ Ernst & Young LLP

Cincinnati, Ohio

April 24, 2013

The Western and Southern Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2012	2011
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$3,385,055	$3,361,925
Preferred and common stocks	1,127,726	968,793
Investments in common stocks of subsidiaries	1,840,188	1,755,449
Mortgage loans	31,793	37,631
Policy loans	175,190	173,728
Real estate:
Properties held for the production of income	3,249	3,320
Properties occupied by the Company	27,386	28,027
Properties held for sale	424	429
Cash, cash equivalents and short-term investments	118,438	261,501
Receivable for securities	3,386	1,520
Securities lending reinvested collateral assets	21,522	20,198
Other invested assets	808,022	703,419
Total cash and invested assets	7,542,379	7,315,940

Investment income due and accrued	42,407	43,127
Premiums deferred and uncollected	53,800	55,231
Current federal income taxes recoverable	15,082	—
Net deferred income tax asset	75,635	70,088
Receivables from parent, subsidiaries and affiliates	52,897	33,818
Other admitted assets	24,974	40,677
Separate account assets	805,137	757,365
Total admitted assets	$8,612,311	$8,316,246

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,640,979	$2,621,759
Accident and health reserves	217,500	218,463
Liability for deposit-type contracts	254,300	254,728
Policy and contract claims	64,242	47,625
Dividends payable to policyholders	41,007	41,093
Premiums received in advance	4,778	4,966
Total policy and contract liabilities	3,222,806	3,188,634

General expense due and accrued	11,104	12,208
Current federal income taxes payable	—	5,942
Asset valuation reserve	237,904	209,626
Interest maintenance reserve	40,426	38,750
Other liabilities	228,715	181,083
Liability for postretirement benefits other than pensions	229,366	229,101
Derivatives	1,098	693
Payable for securities lending	107,218	138,287
Separate account liabilities	805,137	757,365
Total liabilities	4,883,774	4,761,689

Capital and surplus:
Common stock, $1 par value, authorized 1,000 shares, issued and outstanding 1,000 shares	1,000	1,000
Paid-in surplus	55,003	25,003
Accumulated surplus	3,672,534	3,528,554
Total capital and surplus	3,728,537	3,554,557
Total liabilities and capital and surplus	$8,612,311	$8,316,246

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2012	2011	2010
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$279,169	$280,357	$286,128
Net investment income	279,174	442,613	301,204
Considerations for supplementary contracts with life contingencies	—	12	127
Amortization of the interest maintenance reserve	3,269	3,417	3,653
Commissions and expenses on reinsurance ceded	272	298	332
Other revenues	1,413	147	2,168
Total premiums and other revenues	563,297	726,844	593,612

Benefits paid or provided:
Death benefits	155,765	138,254	138,730
Annuity benefits	97,039	94,425	97,267
Disability and accident and health benefits	23,705	22,093	24,413
Surrender benefits	113,907	130,229	90,663
Payments on supplementary contracts with life contingencies	702	735	151
Other benefits	15,763	16,224	15,487
Increase in policy reserves and other policyholders’ funds	18,225	12,111	4,249
Total benefits paid or provided	425,106	414,071	370,960

Insurance expenses and other deductions:
Commissions	31,636	34,390	42,154
Commissions and expenses on reinsurance assumed	1,814	1,949	2,031
General expenses	148,016	156,339	153,685
Net transfers to (from) separate account	(47,129)	(44,507)	(43,552)
Reserve adjustments on reinsurance assumed	(108,494)	(130,363)	(54,548)
Other deductions	54,690	27,503	40,383
Total insurance expenses and other deductions	80,533	45,311	140,153

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	57,658	267,462	82,499

Dividends to policyholders	58,121	58,191	59,001
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(463)	209,271	23,498
Federal income tax expense (benefit), excluding tax on capital gains	22,591	(13,506)	(8,887)
Gain (loss) from operations before net realized capital gains (losses)	(23,054)	222,777	32,385
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	34,212	53,829	19,884
Net income (loss)	$11,158	$276,606	$52,269

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2010	$1,000	$25,003	$3,438,873	$3,464,876
Net income (loss)	—	—	52,269	52,269
Change in net deferred income tax	—	—	(18,639)	(18,639)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $49,413)	—	—	131,660	131,660
Net change in nonadmitted assets and related items	—	—	75,625	75,625
Change in asset valuation reserve	—	—	(92,201)	(92,201)
Dividends to stockholders	—	—	(100,000)	(100,000)
Change in reserve on account of change in valuation basis	—	—	34,806	34,806
Change in surplus from deferred tax asset (SSAP 10R)	—	—	(14,790)	(14,790)
Balance, December 31, 2010	1,000	25,003	3,507,603	3,533,606
Net income (loss)	—	—	276,606	276,606
Change in net deferred income tax	—	—	(16,716)	(16,716)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(34,487))	—	—	(145,894)	(145,894)
Net change in nonadmitted assets and related items	—	—	(27,272)	(27,272)
Change in asset valuation reserve	—	—	2,290	2,290
Dividends to stockholders	—	—	(52,000)	(52,000)
Change in additional minimum pension liability, net of tax	—	—	(31,947)	(31,947)
Change in surplus from deferred tax asset (SSAP 10R)	—	—	15,884	15,884
Balance, December 31, 2011	1,000	25,003	3,528,554	3,554,557
Net income (loss)	—	—	11,158	11,158
Change in net deferred income tax	—	—	39,815	39,815
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $34,354)	—	—	141,406	141,406
Net change in nonadmitted assets and related items	—	—	16,338	16,338
Change in asset valuation reserve	—	—	(28,278)	(28,278)
Change in additional minimum pension liability, net of tax	—	—	(36,459)	(36,459)
Capital contribution	—	30,000	—	30,000
Balance, December 31, 2012	$1,000	$55,003	$3,672,534	$3,728,537

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2012	2011	2010
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$276,802	$281,647	$285,769
Net investment income received	283,237	446,308	288,913
Benefits paid	(266,879)	(353,438)	(318,225)
Net transfers from (to) separate accounts	47,129	44,507	43,552
Commissions and expense paid	(170,542)	(142,431)	(135,325)
Dividends paid to policyholders	(58,206)	(58,303)	(58,389)
Federal income taxes recovered (paid)	(62,946)	22,074	(99,022)
Other, net	203	(5,160)	—
Net cash from (for) operations	48,798	235,204	7,273

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	1,015,903	833,469	584,558
Preferred and common stocks	423,749	335,578	323,808
Mortgage loans	5,832	1,794	6,383
Real estate	6,710	55,450	4,476
Other invested assets	117,553	161,358	116,164
Net gains (losses) on cash, cash equivalents and short-term investments	26	100	56
Miscellaneous proceeds	—	2,018	1,222
Net proceeds from investments sold, matured or repaid	1,569,773	1,389,767	1,036,667

Cost of investments acquired:
Debt securities	(1,046,066)	(810,740)	(473,203)
Preferred and common stocks	(474,934)	(298,299)	(479,608)
Mortgage loans	—	(914)	—
Real estate	(7,459)	(28,063)	(439)
Other invested assets	(157,478)	(98,525)	(250,357)
Miscellaneous applications	(5,268)	56	24
Total cost of investments acquired	(1,691,205)	(1,236,485)	(1,203,583)

Net change in policy and other loans	(1,462)	(3,128)	(2,438)
Net cash from (for) investments	(122,894)	150,154	(169,354)

Financing activities
Capital paid in	30,000	—	—
Net deposits on deposit-type contract funds and other insurance liabilities	(428)	1,377	(2,996)
Dividends paid to stockholder	—	(118,321)	—
Other cash provided (applied)	(98,539)	(155,646)	175,718
Net cash from (for) financing and miscellaneous sources	(68,967)	(272,590)	172,722

Net change in cash, cash equivalents and short-term investments	(143,063)	112,768	10,641
Cash, cash equivalents and short-term investments:
Beginning of year	261,501	148,733	138,092
End of year	$118,438	$261,501	$148,733

Cash flow information for noncash transactions
Capital contribution to Western & Southern Financial Group, Inc. in the form of common stock	$—	$33,679	$—
Dividend income received from Columbus Life Insurance Company in the form of debt securities	$—	$17,479	$—

See accompanying notes.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2012

1. Nature of Operations and Significant Accounting Policies

The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers individual traditional and whole life insurance policies. The Company is licensed in 43 states and the District of Columbia. For the year ended December 31, 2012, approximately 63.2% of the gross premiums and annuity considerations for the Company were derived from Ohio, North Carolina, Illinois, Indiana and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the state of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life) and Integrity Life Insurance Company (Integrity). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

The Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $2,236.7 million and $2,483.1 million were allocated to the Closed Block as of December 31, 2012 and 2011, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates

The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the state of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.

The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors management considers for each identified security include the following:

•                  The extent and length of time the fair value has been below the book/adjusted carrying value;

•                  The reasons for the decline in value;

•                  Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

•                  For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and our position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•                  For all equity securities and other debt securities with credit related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and

•                  For all other debt securities with interest related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.

Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

Subsidiaries

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally the prepaid pension asset, investments in unaudited subsidiaries and controlled and affiliated entities and electronic data processing equipment, software, and furniture and other equipment), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Employee Benefits

For purposes of calculating the Company’s pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included. In addition, unrecognized gains or losses and unrecognized prior service cost are included in other comprehensive income under GAAP.

Deferred Income Taxes

Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with IRS tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of capital and surplus and net income of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP as of December 31 and for the year then ended is as follows:

	2012	2011
	(In Thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$3,728,537	$3,554,557
Deferred policy acquisition costs	210,119	214,029
Policy reserves	26,601	40,433
Asset valuation and interest maintenance reserves	278,330	248,376
Unrecognized benefit plan adjustments	(123,328)	(37,254)
Employee benefits	(81,112)	(48,806)
Income taxes	(155,286)	(139,312)
Net unrealized on available-for-sale securities	583,574	418,780
Subsidiary equity	1,636,744	1,148,758
Policyholder dividend obligation	(423,334)	(331,544)
Subsidiary reinsurance recoverable	147,776	145,459
Other, net	139,856	38,730
Stockholder’s equity, GAAP basis	$5,968,477	$5,252,206

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

	2012	2011*	2010*
	(In Thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$11,158	$276,606	$52,269
Deferred policy acquisition costs	7,026	1,245	4,737
Policy reserves	2,933	(7,374)	(370)
Employee benefit income	4,284	2,925	5,197
Income taxes	11,882	(16,366)	(33,061)
Interest maintenance reserve	1,676	(1,794)	(705)
SAP vs. GAAP subsidiary income	262,185	177,595	176,928
Private equity/real estate adjustments	(21,970)	15,223	40,333
Investment write-downs	341	4,896	1,326
Income from subsidiary reinsurance	2,167	(4,310)	36,628
Dividends from subsidiaries	(2,896)	(150,000)	(50,000)
Other, net	9,320	(28,065)	7,562
Net income (loss), GAAP basis	$288,106	$270,581	$240,844

*     In October 2010, the Financial Accounting Standards Board (FASB) updated the accounting standards defining the types of costs incurred by insurance entities that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs include incremental direct costs of contract acquisition such as commissions and premium taxes, as well as certain third-party and employee costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. The Company retrospectively adjusted for the implementation of the updated standards.

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost using the interest method.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.

Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks that have the characteristics of equity securities and are rated as medium quality or better are reported at cost. All other perpetual preferred stocks are reported at the lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on unaffiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company’s insurance subsidiaries are reported at their underlying statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.

Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.

Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.

Realized capital gains and losses are determined using the specific identification method.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Premiums

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2012	2011
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% – 3-1/2%	10%	11%
1941 Standard Industrial, 2-1/2% – 3-1/2%	14	15
1958 Commissioners Standard Ordinary, 2-1/2% – 6%	25	25
1980 Commissioners Standard Ordinary, 4% – 6%	38	37
2001 Commissioners Standard Ordinary, 4% – 4-1/2%	6	5
Other, 2-1/2% – 6%	5	5
	98	98
Other benefits (including annuities):
Various, 2-1/2% – 8-1/4%	2	2
	100%	100%

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2012 and 2011, reserves of $26.3 million and $30.2 million, respectively, were recorded on in-force amounts of $1,327.2 million and $1,463.6 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2012 and 2011. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Securities Lending

At December 31, 2012, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by The Bank of New York Mellon, of which the fair value was $104.5 million and $12.4 million in the general and separate account, respectively. At December 31, 2011, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by The Bank of New York Mellon, of which the fair value was $139.4 million and $16.5 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. There is no difference in the policy and procedures for the separate account.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2012 and 2011, the Company did not nonadmit any portion of the loaned securities. The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by the Bank of New York Mellon, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2012 and 2011, collateral managed by an unaffiliated agent was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

At December 31, 2012, the collateral for all securities on loan could be requested to be returned on demand by the owner. At December 31, 2012, the fair value of the total collateral in the general account was $107.2 million, $85.3 million of which was managed by an affiliated agent and $21.8 million of which was managed by an unaffiliated agent. The fair value of the total collateral in the separate account was $12.7 million, which was all managed by an unaffiliated agent. At December 31, 2011, the fair value of the total collateral in the general account was $143.4 million, $122.9 million of which was managed by an affiliated agent and $20.5 million of which was managed by an unaffiliated agent. The fair value of the total collateral in the separate

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

account was $17.0 million, which was all managed by an unaffiliated agent. The Company receives cash collateral in an amount in excess of the fair value of the securities loaned. The Company reinvests the cash collateral primarily in investment-grade debt securities and cash equivalents.

The aggregate collateral broken out by maturity date is as follows at December 31, 2012:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	84,376	84,670
31 to 60 days	—	—
61 to 90 days	—	—
91 to 120 days	—	—
121 to 180 days	902	903
181 to 365 days	3,718	3,717
1 to 2 years	9,700	9,699
2 to 3 years	—	—
Greater than 3 years	20,816	20,816
Total collateral	$119,512	$119,805

At December 31, 2012, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $119.9 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.

Separate Account

The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. All assets are considered legally insulated from the general accounts. There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan.)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

Federal Income Taxes

The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

Postretirement Benefits Other Than Pensions

The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.

Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP 14 (SSAP 92) and SSAP No. 102, Accounting for Pensions, a Replacement of SSAP 89 (SSAP 102). Both SSAPs adopt FAS 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans — an amendment of FASB Statements No. 87, 88, 106, and 132(R) for pension and postretirement plans, with certain modifications, including (1) nonadmitting the prepaid asset resulting from the excess of the fair value of plan assets over the benefit obligation and (2) the elimination of the concept of market-related assets used in the pension/OPEB expense calculations. The SSAPs contain a requirement to accrue for both vested and nonvested participants which was not previously required under SSAP 89 and SSAP 14 and contain an option to implement the provisions immediately or over a transition period of ten years. The Company is adopting SSAP 92 with immediate recognition of the full accumulated postretirement benefit obligation which will increase surplus approximately $13.5 million, net of tax. SSAP 102 is being adopted using the alternative transition guidance and therefore, will have no surplus impact upon adoption. The additional unrecognized surplus impact from adoption of SSAP 102 of approximately $24.7 million, net of tax, will be recognized over a transition period not greater than ten years.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principle No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 amends the deferred tax asset admittance test set forth in SSAP 10R, Income Taxes — A Temporary Replacement of SSAP 10, by limiting the admissibility thresholds based on current period risk-based capital levels and modifying disclosure requirements. The adoption of SSAP 101 did not impact the Company’s financial statements.

Effective January 1, 2011, Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities (SSAP 43R) was amended to clarify that debt securities held that are issued by a trust, special purpose entity or limited liability company in which there is no direct recourse to the sponsor of the entity, but only direct recourse to the assets of the issuer, should be classified as loan-backed securities under SSAP 43R, not as an issuer obligation under Statement of Statutory Accounting Principles No. 26, Bonds, excluding Loan-backed and Structured Securities. As a result, during 2011, the Company reclassified 21 securities from corporate debt securities to asset-backed securities held at December 31, 2010 with a book/adjusted carrying value of $80.6 million and a fair value of $79.1 million. The reclassification does not impact the total debt securities line item on the balance sheet. Balances from prior years in these financial statements have not been adjusted to reflect the security reclassifications.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In 2010, the Company changed the statutory valuation method for active life group long-term disability coverage from contract reserves to an unearned premium reserve. Statement of Statutory Accounting Principles No. 51, Life Contracts, requires such a change in valuation basis to be recorded directly to surplus rather than as a part of the reserve change recognized in the statement of operations. The Company has recorded an increase of $34.8 million to surplus as a result of the change in valuation basis through the change in reserve on account of change in valuation basis line on the statement of changes in capital and surplus.

Reclassifications

Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the 2012 financial statement presentation.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 24, 2013.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2012:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$86,011	$4,763	$(29)	$90,745
Debt securities issued by states of the U.S. and political subdivisions of the states	41,045	3,299	—	44,344
Corporate securities	2,173,597	477,446	(1,265)	2,649,778
Commercial mortgage-backed securities	196,936	12,033	(109)	208,860
Residential mortgage-backed securities	701,914	32,214	(12,337)	721,791
Asset-backed securities	185,552	14,209	(1)	199,760
Total	$3,385,055	$543,964	$(13,741)	$3,915,278

At December 31, 2011:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$57,727	$5,213	$—	$62,940
Debt securities issued by states of the U.S. and political subdivisions of the states	28,362	2,624	—	30,986
Corporate securities	2,194,600	389,623	(10,169)	2,574,054
Commercial mortgage-backed securities	179,161	9,855	(7)	189,009
Residential mortgage-backed securities	710,924	25,730	(46,726)	689,928
Asset-backed securities	191,151	4,142	(9,007)	186,286
Total	$3,361,925	$437,187	$(65,909)	$3,733,203

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

At December 31, 2012 and 2011, the Company held unrated or less-than-investment grade corporate debt securities with a book/adjusted carrying value of $276.2 million and $309.4 million, respectively, and an aggregate fair value of $275.2 million and $266.8 million, respectively. Such holdings amounted to 8.2% and 9.2%, respectively, of the Company’s investments in debt securities and 3.2% and 3.7%, respectively, of the Company’s total admitted assets as of December 31, 2012 and 2011. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

Unrealized gains and losses on investments in unaffiliated common stocks, common stock mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2012:
Preferred stocks	$112	$—	$—	$112

Common stocks, unaffiliated	$737,810	$323,861	$(23,181)	$1,038,490
Common stocks, mutual funds	81,801	8,302	(979)	89,124
Common stocks, subsidiaries	1,474,548	365,640	—	1,840,188
	$2,294,159	$697,803	$(24,160)	$2,967,802

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2011:
Preferred stocks	$117	$3	$—	$120

Common stocks, unaffiliated	$644,478	$287,356	$(48,151)	$883,683
Common stocks, mutual funds	83,158	4,059	(2,224)	84,993
Common stocks, subsidiaries	1,458,549	296,900	—	1,755,449
	$2,186,185	$588,315	$(50,375)	$2,724,125

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal To 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2012:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(29)	$39,913	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Corporate securities	(454)	35,367	(811)	11,311
Commercial mortgage-backed securities(1)	(109)	5,008	—	—
Residential mortgage-backed securities(1)	(211)	24,531	(12,126)	142,594
Asset-backed securities(1)	—	—	(1)	3,973
Total	$(803)	$104,819	$(12,938)	$157,878

Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$(17,684)	$134,545	$(5,497)	$49,522
Common stocks, mutual funds	(540)	11,807	(439)	4,132
Total	$(18,224)	$146,352	$(5,936)	$53,654

(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal To 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2011:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Corporate securities	(6,040)	108,219	(4,129)	22,525
Commercial mortgage-backed securities(1)	(7)	13,951	—	—
Residential mortgage-backed securities(1)	(2,582)	42,142	(44,144)	190,978
Asset-backed securities(1)	(2,008)	41,542	(6,999)	37,913
Total	$(10,637)	$205,854	$(55,272)	$251,416

Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$(46,821)	$181,130	$(1,330)	$5,244
Common stocks, mutual funds	(2,223)	34,403	(1)	6
Total	$(49,044)	$215,533	$(1,331)	$5,250

(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Investments that are impaired at December 31, 2012 and 2011, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, residential mortgage-backed securities and unaffiliated common stocks. The impairment of these corporate debt securities, residential mortgage-backed securities and unaffiliated common stocks has been deemed as temporary due to the assigned rating and the typical fair value fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery, or in the case of interest rate related declines, lack of intent to sell the securities. For residential mortgage-backed securities, the determination of temporary impairment was also based on an evaluation of the present value of expected future cash flows, which were greater than the book adjusted/carrying values of the securities. The aggregated unrealized loss is approximately 7.6% and 14.6% of the carrying value of these securities at December 31, 2012 and 2011, respectively. At December 31, 2012, there were a total of 114 securities held that are considered temporarily impaired, 54 of which have been impaired for 12 months or longer. At December 31, 2011, there were a total of 176 securities held that are considered temporarily impaired, 57 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $28.6 million, $39.1 million and $11.6 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The following is a list of each loan-backed security held at December 31, 2012 with a recognized other-than-temporary impairment (OTTI) for the years ended December 31, 2012, 2011, 2010 and the six-month period ended December 31, 2009, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
	(In Thousands)
For the year ended December 31, 2012:

12667GPV9	$2,894	$2,641	$253	$2,641	$2,570	12/31/2012
225458PR3	2,005	1,922	83	1,922	1,996	12/31/2012
46628SAH6	3,692	3,055	637	3,055	2,788	12/31/2012
61751DAH7	11,584	10,928	656	10,928	9,388	12/31/2012
12668ANW1	1,806	1,709	97	1,709	1,546	9/30/2012
221470AA5	6,572	4,497	2,075	4,497	2,804	9/30/2012
61749EAF4	2,260	2,086	174	2,086	1,805	9/30/2012
75970JAD8	1,107	1,059	48	1,059	764	9/30/2012
75970JAJ5	6,479	6,058	421	6,058	4,211	9/30/2012
02148JAD9	3,100	2,923	177	2,923	2,492	6/30/2012
12667GPW7	14,047	13,296	751	13,296	11,566	6/30/2012
12668AAL9	10,237	9,274	963	9,274	8,275	6/30/2012
12668BYF4	1,388	1,336	52	1,336	1,084	6/30/2012
45660L2V0	5,244	5,012	232	5,012	3,948	6/30/2012
52521HAJ2	2,480	2,136	344	2,136	1,818	6/30/2012
52523KAJ3	1,523	1,432	91	1,432	721	6/30/2012
74922EAF6	320	312	8	312	275	6/30/2012
761118XQ6	1,407	1,293	114	1,293	1,137	6/30/2012
76112HAD9	11,662	10,651	1,011	10,651	7,755	6/30/2012
86359DSR9	1,045	1,008	37	1,008	874	6/30/2012
872225AF4	93	84	9	84	70	6/30/2012
Total	XXX	XXX	$8,233	XXX	XXX

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
	(In Thousands)
For the year ended December 31, 2011:

05948KXT1	$4,598	$4,428	$170	$4,428	$3,473	12/31/2011
12668BYF4	1,507	1,424	83	1,424	1,109	12/31/2011
17309AAD1	14,373	13,443	930	13,443	11,913	12/31/2011
46628SAJ2	2,307	1,946	361	1,946	1,266	12/31/2011
61751DAH7	13,499	12,977	522	12,977	8,019	12/31/2011
61752RAL6	850	787	63	787	537	12/31/2011
74922EAF6	364	336	28	336	268	12/31/2011
75970JAD8	1,312	1,231	81	1,231	956	12/31/2011
761118MD7	19,322	18,653	669	18,653	16,079	12/31/2011
76112HAD9	14,942	11,801	3,141	11,801	8,496	12/31/2011
872225AF4	524	158	366	158	139	9/30/2011
52523KAJ3	1,809	1,458	351	1,458	756	6/30/2011
Total	XXX	XXX	$6,765	XXX	XXX

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
	(In Thousands)
For the year ended December 31, 2010:

74922EAF6	$408	$396	$12	$396	$321	12/31/2010
75970JAD8	1,605	1,464	141	1,464	1,282	12/31/2010
872225AF4	966	563	403	563	359	12/31/2010
12668BYF4	1,747	1,644	103	1,644	1,281	9/30/2010
75970JAJ5	8,188	7,043	1,145	7,043	4,312	9/30/2010
02148JAD9	3,873	3,626	247	3,626	2,749	6/30/2010
12628KAA0	63	51	12	51	51	6/30/2010
45660L2V0	6,712	6,430	282	6,430	4,863	6/30/2010
52521HAJ2	3,040	2,917	123	2,917	2,286	6/30/2010
61749EAF4	3,053	2,790	263	2,790	1,890	6/30/2010
75970JAJ5	8,411	8,238	173	8,238	4,866	6/30/2010
76112HAD9	17,087	15,172	1,915	15,172	11,819	6/30/2010
872225AF4	1,787	950	837	950	564	6/30/2010
Total	XXX	XXX	$5,656	XXX	XXX

For the six-month period ended December 31, 2009:

12668BYF4	$1,838	$1,749	$89	$1,749	$1,377	12/31/2009
65538PAF5	8,207	8,023	184	8,023	5,764	12/31/2009
75970JAJ5	8,744	8,446	298	8,446	5,038	12/31/2009
761118MD7	21,594	20,588	1,006	20,588	14,524	12/31/2009
059515BF2	3,810	3,349	461	3,349	2,735	9/30/2009
872225AF4	2,990	1,846	1,144	1,846	803	9/30/2009
Total	XXX	XXX	$3,182	XXX	XXX

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company had no other-than-temporary impairments on loan-backed securities for the years ended December 31, 2012, 2011, 2010 and the six-month period ended December 31, 2009, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2012, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$100,328	$102,627
After one through five	482,932	528,455
After five through ten	423,954	483,096
After ten	1,293,439	1,670,689
Mortgage-backed securities/Asset-backed securities	1,084,402	1,130,411
Total	$3,385,055	$3,915,278

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2012, 2011 and 2010 were $711.6 million, $469.4 million, and $316.1 million; gross gains of $10.9 million, $2.6 million, and $6.6 million and gross losses of $3.4 million, $0.9 million, and $1.8 million were realized on these sales in 2012, 2011 and 2010, respectively.

Proceeds from the sales of investments in equity securities during 2012, 2011 and 2010 were $236.4 million, $283.2 million, and $316.0 million; gross gains of $74.7 million, $103.4 million, and $55.0 million and gross losses of $15.2 million, $7.2 million, and $14.1 million were realized on these sales in 2012, 2011 and 2010, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the year ended December 31:

	2012	2011	2010
	(In Thousands)

Realized capital gains (losses)	$58,488	$90,823	$34,615
Less amount transferred to IMR (net of related taxes (benefits) of $2,663 in 2012, $874 in 2011, and $1,587 in 2010)	4,946	1,623	2,948
Less federal income tax expense (benefit) of realized capital gains (losses)	19,330	35,371	11,783
Net realized capital gains (losses)	$34,212	$53,829	$19,884

Net investment income consisted of the following for the years ended December 31:

	2012	2011	2010
	(In Thousands)

Debt securities	$182,333	$188,836	$200,231
Equity securities	39,832	181,432	72,657
Mortgage loans	3,252	2,678	3,021
Real estate	13,658	13,889	13,614
Policy loans	12,372	11,755	11,312
Cash, cash equivalents and short-term investments	491	479	521
Other invested assets	44,955	62,079	17,382
Other	482	711	856
Gross investment income	297,375	461,859	319,594
Investment expenses	18,201	19,246	18,390
Net investment income	$279,174	$442,613	$301,204

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2012, 87.3% of such mortgages, or $27.7 million, involved properties located in Texas and Florida. Such investments consist of primarily first mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $13.0 million. During 2012, no new mortgage loans were issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80%.

Proceeds from the sales of real estate during 2012, 2011 and 2010 were $6.7 million, $55.5 million and $4.5 million, respectively. Gross gains of $0.0 million, $27.9 million, and $0.0 million were realized on these sales in 2012, 2011 and 2010, respectively. The gains on the sales of real estate were recorded on the net realized capital gains (losses) line on the statement of operations. No gross losses were realized on the sales of real estate in 2012, 2011 and 2010.

3. Fair Values of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the end of the reporting period.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 are residential mortgage-backed NAIC 6 securities representing subordinated tranches in securitization trusts containing residential mortgage loans. These securities are currently rated below investment grade. The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using broker quotes or other valuation techniques that utilize significant unobservable inputs.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. As described below,

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

Debt Securities

The fair values of actively traded debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Less liquid private placement securities and auction rate securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

Derivative Instruments

The fair values of free-standing derivative instruments, primarily call options, are determined using valuation models incorporating significant unobservable inputs, including projected discounted cash flows, applicable swap curves and implied volatilities.

Securities Lending Reinvested Collateral Assets

The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.

Other Invested Assets

Other invested assets primarily include surplus debentures for which fair values are determined using quoted market prices consistent with corporate debt securities.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities, equity securities, mutual funds and private equity investments. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.

Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities

The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows. Present values reflect the Company’s margin for uncertainty of the timing of liability cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances.

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2012
Assets:
Bonds, industrial and misc.	$2,879	$—	$2,879	$—
Residential mortgage-backed securities	964	—	964	—
Preferred stocks, unaffiliated	112	—	—	112
Common stocks, unaffiliated	1,038,490	1,038,490	—	—
Common stocks, mutual funds	89,124	89,124	—	—
Separate account assets	805,137	472,963	130,136	202,038
Total assets	$1,936,706	$1,600,577	$133,979	$202,150

Liabilities:
Derivatives	$(1,098)	$—	$—	$(1,098)

At December 31, 2011
Assets:
Residential mortgage-backed securities	$687	$—	$—	$687
Common stocks, unaffiliated	883,683	883,683	—	—
Common stocks, mutual funds	84,992	84,992	—	—
Separate account assets	757,365	418,846	150,908	187,611
Total assets	$1,726,727	$1,387,521	$150,908	$188,298

Liabilities:
Derivatives	$(693)	$—	$—	$(693)

There were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2012	Net Income	Surplus	Other	and Settlements	Into Level 3**	Out of Level 3**	December 31, 2012
	(In Thousands)
Assets:
Residential mortgage-backed securities	$687	$(100)	$505	$—	$(77)	$—	$(1,015)	$—
Preferred stock	—	—	—	—	—	112	—	112
Separate account assets	187,611	—	—	11,126	(4,802)	8,171	(68)	202,038
Total assets	$188,298	$(100)	$505	$11,126	$(4,879)	$8,283	$(1,083)	$202,150

Liabilities:
Derivatives	$(693)	$3,288	$469	$—	$(4,162)	$—	$—	$(1,098)

*   Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

**    Transfers into Level 3 are due to securities receiving an NAIC 6 rating and using an internal fair value model to value the securities. Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Residential mortgage-backed securities	$—	$—	$—	$(77)	$(77)
Separate account assets	10,988	(1,170)	—	(14,620)	(4,802)
Derivative liabilities	—	(21,365)	—	17,203	(4,162)
Total	$10,988	$(22,535)	$—	$2,506	$(9,041)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2011, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2011	Net Income	Surplus	Other	and Settlements	Into Level 3**	Out of Level 3**	December 31, 2011
	(In Thousands)
Assets:
Residential mortgage-backed securities	$324	$(366)	$169	$—	$(56)	$616	$—	$687
Separate account assets	154,075	—	—	20,963	12,573	—	—	187,611
Total assets	$154,399	$(366)	$169	$20,963	$12,517	$616	$—	$188,298

Liabilities:
Derivatives	$—	$462	$(129)	$—	$(1,026)	$—	$—	$(693)

*       Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

**    Transfers into Level 3 are due to securities receiving an NAIC 6 rating. Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements

Residential mortgage-backed securities	$—	$—	$—	$(56)	$(56)
Separate account assets	22,223	—	—	(9,650)	12,573
Derivative liabilities	—	(1,388)	—	362	(1,026)
Total	$22,223	$(1,388)	$—	$(9,344)	$11,491

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 and 2011.

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2012					December 31, 2011
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)	Carrying Amount	Fair Value
	(In Thousands)
Assets:
Bonds	$3,385,055	$3,915,278	$67,332	$3,823,943	$24,003	$3,361,925	$3,733,203
Common stock:
Unaffiliated	1,038,490	1,038,490	1,038,490	—	—	883,683	883,683
Mutual funds	89,124	89,124	89,124	—	—	84,993	84,993
Preferred stock	112	112	—	—	112	117	120
Mortgage loans	31,793	34,056	—	—	34,056	37,631	40,549
Cash, cash equivalents and short-term investments	118,438	118,438	118,438	—	—	261,501	261,501
Other invested assets, surplus notes	7,941	10,180	—	10,180	—	7,947	9,659
Securities lending reinvested collateral assets	21,522	21,815	21,815	—	—	20,198	20,507
Separate acct. assets	805,137	805,137	472,963	130,136	202,038	757,365	757,365

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$6,597	$7,189	$—	$—	$7,189	$6,787	$7,424
Derivative liabilities	1,098	1,098	—	—	1,098	693	693
Securities lending liability	107,218	107,218	—	—	107,218	138,287	138,287

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions

The Company owns a 100% interest in WSLAC, whose carrying value is $1.0 billion at December 31, 2012. The Company carries WSLAC at its underlying statutory equity, which exceeds 10% of the admitted assets of the Company. The accounting policies of WSLAC are the same as those of the Company described in Note 1. The summary financial data for WSLAC is as follows:

Balance Sheets (Statutory-Basis)

	December 31
	2012	2011
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$10,221,039	$9,880,752
Preferred and common stocks	164,071	145,519
Investment in common stock of subsidiaries	968	949
Mortgage loans	783,940	753,520
Policy loans	43,563	44,615
Real estate, held for the production of income	24,356	25,323
Cash, cash equivalents and short-term investments	138,257	160,639
Receivable for securities	3,861	4,925
Derivatives	4,020	2,920
Securities lending reinvested collateral assets	15,645	27,846
Other invested assets	133,473	128,269
Total cash and invested assets	11,533,193	11,175,277

Investment income due and accrued	101,891	106,674
Premiums deferred and uncollected	20,898	21,658
Current federal income taxes recoverable	39,191	—
Net deferred income tax asset	6,410	32,662
Funds withheld under coinsurance agreement	634,110	—
Other admitted assets	12,958	12,813
Separate account assets	39,232	45,779
Total admitted assets	$12,387,883	$11,394,863

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

Balance Sheets (Statutory-Basis)

	December 31
	2012	2011
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$9,845,766	$8,977,599
Liability for deposit-type contracts	1,038,343	908,197
Policy and contract claims	19,627	9,743
Premiums received in advance	373	372
Total policy and contract liabilities	10,904,109	9,895,911

General expense due and accrued	5,001	5,813
Current federal income taxes payable to parent	—	5,763
Transfer to (from) separate accounts due and accrued, net	(2,496)	(2,798)
Asset valuation reserve	127,458	91,872
Interest maintenance reserve	19,309	13,070
Other liabilities	64,395	40,735
Payable for securities lending	205,150	311,859
Separate account liabilities	39,232	45,779
Total liabilities	11,362,158	10,408,004

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 2,500 shares	2,500	2,500
Paid-in surplus	791,308	761,308
Accumulated surplus	231,917	223,051
Total capital and surplus	1,025,725	986,859
Total liabilities and capital and surplus	$12,387,883	$11,394,863

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2012	2011	2010
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$1,553,345	$887,767	$1,024,683
Net investment income	578,146	603,042	602,096
Considerations for supplementary contracts with life contingencies	1,839	3,184	2,831
Amortization of the interest maintenance reserve	7,286	2,536	396
Fees from management of separate accounts	496	588	746
Other revenues	9,264	343	1,628
Total premiums and other revenues	2,150,376	1,497,460	1,632,380
Benefits paid or provided:
Death benefits	117,739	87,181	83,336
Annuity benefits	265,100	230,265	198,285
Disability and accident and health benefits	2,834	2,861	2,840
Surrender benefits	558,425	570,448	580,771
Payments on supplementary contracts with life contingencies	3,266	3,322	309
Other benefits	36,067	52,632	61,690
Increase (decrease) in policy reserves and other policyholders’ funds	838,045	251,835	431,643
Total benefits paid or provided	1,821,476	1,198,544	1,358,874
Insurance expenses and other deductions:
Commissions	48,703	55,791	66,273
Commission and expense allowance on reinsurance assumed	150,816	—	—
General expenses	84,970	73,643	72,888
Net transfers to (from) separate accounts	(10,074)	(8,958)	(17,479)
Other deductions	15,576	12,534	11,024
Total insurance expenses and other deductions	289,991	133,010	132,706
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	38,909	165,906	140,800
Federal income tax expense (benefit), excluding tax on capital gains	(2,399)	41,944	37,888
Gain (loss) from operations before net realized capital gains (losses)	41,308	123,962	102,912
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(7,023)	(19,642)	(22,312)
Net income (loss)	$34,285	$104,320	$80,600

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

Intercompany fees for management services provided to the Company’s subsidiaries and affiliates, both direct and indirect, included in net income of the Company were as follows:

	2012	2011	2010
	(In Thousands)

WSLAC	$65,383	$72,812	$75,784
Columbus Life	5,832	5,996	5,711
Integrity	10,701	10,994	10,204
National	7,863	8,239	7,903
Lafayette Life*	5,232	5,675	945
Total	$95,011	$103,716	$100,547

*     The intercompany fees for management services provided to The Lafayette Life Insurance Company (Lafayette Life) significantly increased in 2011 due to the transition of Lafayette Life’s home office operations from Lafayette, Indiana to Cincinnati, Ohio in June of 2011.

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to WSLAC in the amount of $79.1 million, $24.7 million and $27.9 million in 2012, 2011 and 2010, respectively. The principal balance of the mortgage financing arrangements with WSLAC was $164.9 million and $212.3 million at December 31, 2012 and 2011, respectively.

At December 31, 2012 and 2011, the Company had $89.1 million and $85.0 million, respectively, invested in the Touchstone Funds, which are mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.

On December 21, 2012, the Company received a $30.0 million capital contribution from its parent, Western & Southern Financial Group, Inc. The capital contribution was in the form of cash.

On December 21, 2012, the Company paid a $30.0 million capital contribution to its subsidiary, Western-Southern Life Assurance Company. The capital contribution was in the form of cash.

On December 19, 2012, the Company received a $1.0 million ordinary distribution from its subsidiary, W&S Operating Holdings, LLC.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

On December 9, 2011, the Company paid a $15.0 million ordinary dividend to its parent, WSFG. The dividend was in the form of cash.

On December 9, 2011, the Company paid a $37.0 million ordinary dividend to its parent, WSFG. The dividend consisted of $3.3 million in cash and $33.7 million in common stocks. WSFG contributed the cash and common stock to its subsidiary, Lafayette Life.

The Company received a $75.0 million ordinary dividend and a $25.0 million extraordinary dividend from its subsidiary, WSLAC, on December 5, 2011 and December 28, 2011, respectively. The dividends were in the form of cash.

The Company received a $26.0 million extraordinary dividend and a $6.5 million extraordinary dividend from its subsidiary, Columbus Life, on December 5, 2011 and December 29, 2011, respectively. The dividends were in the form of cash.

The Company received a $14.7 million extraordinary dividend and a $2.8 million extraordinary dividend from its subsidiary, Columbus Life, on December 20, 2011 and December 28, 2011, respectively. The dividends were in the form of bonds at fair value.

At December 31, 2010, the Company accrued $100.0 million for a dividend to be paid in the form of cash to its parent, WSFG. The dividend was paid on January 3, 2011.

At December 31, 2010, the Company accrued a dividend of $25.0 million to be received in the form of cash from WSLAC. The dividend was received on January 3, 2011.

At December 31, 2010, the Company accrued a dividend of $25.0 million to be received in the form of cash from Columbus Life. The dividend was received on January 3, 2011.

The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

The Company has a modified coinsurance agreement with Integrity, whereby the Company assumes structured settlements, guaranteed rate option annuities, and accumulation products written before July 1, 2002. Under the terms of the agreement, Integrity retains the reserves and the related assets of this business.

The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $623.3 million and $639.1 million at December 31, 2012 and 2011, respectively.

In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $1.3 million and $1.2 million at December 31, 2012 and 2011, respectively.

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the year ended December 31:

	2012	2011	2010
	(In Thousands)

Direct premiums	$278,522	$281,531	$289,174
Assumed premiums:
Affiliates	5,957	4,474	2,838
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(5,310)	(5,648)	(5,884)
Net premiums	$279,169	$280,357	$286,128

The Company’s ceded reinsurance arrangements reduced certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2012	2011	2010
	(In Thousands)
Benefits paid or provided:
Affiliates	$—	$—	$—
Nonaffiliates	3,691	2,910	2,991
Policy and contract liabilities:
Affiliates	623,313	639,092	654,948
Nonaffiliates	55,361	52,153	50,521
Other admitted assets:
Affiliates	—	—	—
Nonaffiliates	316	150	320

Other than as described above, in 2012, 2011 and 2010, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

At December 31, 2012, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2012, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2012, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2012 if all reinsurance agreements were cancelled.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes

The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the subsidiaries and affiliates for federal income taxes were ($28.5) million and $7.3 million at December 31, 2012 and 2011, respectively. The tax years of 2011, 2010, 2009 and 2008 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2012, in the event of future net losses is $40.2 million, $38.0 million and $0.0 million from 2012, 2011 and 2010, respectively.

The components of the net deferred tax asset (liability) at December 31 are as follows:

	12/31/2012 (in thousands)
	(1)	(2)	(3)
			(Col 1+2)
	Ordinary	Capital	Total

(a) Gross deferred tax assets	$285,182	$27,578	$312,760
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets (a – b)	285,182	27,578	312,760
(d) Deferred tax assets nonadmitted	—	—	—
(e) Subtotal net admitted deferred tax assets (c – d)	285,182	27,578	312,760
(f) Deferred tax liabilities	114,432	122,693	237,125
(g) Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$170,750	$(95,115)	$75,635

	12/31/2011 (in thousands)
	(4)	(5)	(6)
			(Col 4+5)
	Ordinary	Capital	Total

(a) Gross deferred tax assets	$243,601	$39,280	$282,881
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets (a – b)	243,601	39,280	282,881
(d) Deferred tax assets nonadmitted	—	—	—
(e) Subtotal net admitted deferred tax assets (c – d)	243,601	39,280	282,881
(f) Deferred tax liabilities	102,995	109,798	212,793
(g) Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$140,606	$(70,518)	$70,088

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

	Change (in thousands)
	(7)	(8)	(9)
	(Col 1-4)	(Col 2-5)	(Col 7+8)
	Ordinary	Capital	Total
Change:

(a) Gross deferred tax assets	$41,581	$(11,702)	$29,879
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets (a – b)	41,581	(11,702)	29,879
(d) Deferred tax assets nonadmitted	—	—	—
(e) Subtotal net admitted deferred tax assets (c – d)	41,581	(11,702)	29,879
(f) Deferred tax liabilities	11,437	12,895	24,332
(g) Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$30,144	$(24,597)	$5,547

	12/31/2012 (in thousands)
	(1)	(2)	(3)
			(Col 1+2)
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$63,455	$12,500	$75,955

(b)   Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above after application of the threshold limitation (the lesser of (b)1 and (b)2 below)

1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	539,429
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	221,727	15,078	236,805
(d) Deferred tax assets admitted as the result of application of SSAP No. 101
Total ((a) + (b) + (c))	$285,182	$27,578	$312,760

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

	12/31/2011 (in thousands)
	(4)	(5)	(6)
			(Col 4+5)
	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$5,500	$5,500
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	65,689	—	65,689
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	65,689	—	65,689
2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	531,389
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	177,912	33,780	211,692
(d) Deferred tax assets admitted as the result of application of SSAP No. 101
Total ((a) + (b) + (c))	$243,601	$39,280	$282,881

	Change (in thousands)
	(7)	(8)	(9)
	(Col 1-4)	(Col 2-5)	(Col 7+8)
	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$63,455	$7,000	$70,455
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	(65,688)	—	(65,688)
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	(65,688)	—	(65,688)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	8,039
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	43,814	(18,702)	25,112
(d) Deferred tax assets admitted as the result of application of SSAP No. 101
Total ((a) + (b) + (c))	$41,581	$(11,702)	$29,879

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

	2012	2011
(a) Ratio percentage used to determine recovery period and threshold limitation amount.	985%	980%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$424,835	$412,942

	12/31/2012
	(1)	(2)	(3)
			(Col 1+2)
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of tax planning strategies:

(a) Adjusted gross DTA (% of total adjusted gross DTAs)	5.02%	4.00%	9.02%
(b) Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	5.02%	4.00%	9.02%

	12/31/2011
	(4)	(5)	(6)
			(Col 4+5)
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of tax planning strategies:

(a) Adjusted gross DTA (% of total adjusted gross DTAs)	0.00%	1.94%	1.94%
(b) Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	1.94%	1.94%

	Change
	(7)	(8)	(9)
			(Col 7+8)
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of tax planning strategies:

(a) Adjusted gross DTA (% of total adjusted gross DTAs)	5.02%	2.06%	7.08%
(b) Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	5.02%	2.06%	7.08%

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

Current income taxes incurred consist of the following major components:

	2012	2011	2010
	(in thousands)
(1) Current income tax

(a) Federal	$17,805	$(2,101)	$(2,860)
(b) Foreign	758	365	—
(c) Subtotal	18,563	(1,736)	(2,860)
(d) Federal income tax on net capital gains	19,330	35,371	11,783
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	4,028	(11,770)	(6,027)
(g) Federal and foreign income taxes incurred	$41,921	$21,865	$2,896

	2012	2011	Change
	(in thousands)
(2) Deferred tax assets

(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium revenue	—	—	—
(3) Policyholder reserves	63,152	57,707	5,445
(4) Investments	8,451	3,769	4,682
(5) Deferred acquisition costs	32,300	33,134	(834)
(6) Policyholder dividends accrual	9,383	9,579	(196)
(7) Fixed assets	2,266	1,201	1,066
(8) Compensation and benefits accrual	122,806	114,600	8,206
(9) Pension accrual	29,963	17,202	12,761
(10) Receivables – nonadmitted	11,057	731	10,327
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforward	—	—	—
(13) Other	5,804	5,678	126
(99) Subtotal	285,182	243,601	41,581
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	—	—	—
(d) Admitted ordinary deferred tax assets (2a99 – 2b – 2c)	285,182	243,601	41,581
(e) Capital:
(1) Investments	27,578	39,280	(11,702)
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal	27,578	39,280	(11,702)
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—
(h) Admitted capital deferred tax assets (2e99 – 2f – 2g)	27,578	39,280	(11,702)
(i) Admitted deferred tax assets (2d + 2h)	$312,760	$282,881	$29,879

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

	2012	2011	Change
	(in thousands)
(3) Deferred tax liabilities

(a) Ordinary:
(1) Investments	$83,321	$70,185	$13,136
(2) Fixed assets	4,713	4,767	(54)
(3) Deferred and uncollected premium	18,830	19,180	(350)
(4) Policyholder reserves	—	—	—
(5) (99) Other	7,568	8,863	(1,295)
Subtotal	114,432	102,995	11,437
(b) Capital:
(1) Investments	122,693	109,798	12,895
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal	122,693	109,798	12,895
(c) Deferred tax liabilities (3a99 + 3b99)	$237,125	$212,793	$24,332

	Current Year	Prior Year	Change

(4) Net deferred tax assets (liabilities) (2i – 3c)	$75,635	$70,088	$5,547

Among the more significant book to tax adjustments were the following:

	2012	Effective Tax Rate	2011	Effective Tax Rate	2010	Effective Tax Rate
	(in thousands)		(in thousands)		(in thousands)

Provision computed at statutory rate	$(162)	35.00%	$73,245	35.00%	$8,224	35.00%
Dividend received deduction	(5,391)	1162.78	(56,613)	(27.05)	(20,372)	(86.70)
Tax credits	(1,633)	352.18	(1,621)	(0.77)	(870)	(3.70)
Other invested assets	(8,310)	1792.33	1,716	0.82	1,387	5.90
Medicare Part D	—	0.00	—	0.00	4,900	20.85
FAS 87 pension	10,550	(2275.36)	7,221	3.45	7,432	31.63
Additional minimum pension liability	(12,761)	2752.14	(17,202)	(8.22)	—	0.00
Change in reserve valuation basis	—	0.00	—	0.00	12,182	51.84
Pension asset	—	0.00	(14,000)	(6.69)	—	0.00
Other	(658)	(141.84)	(2,609)	(1.25)	(3,463)	(14.73)
Total statutory income taxes	$(18,365)	3960.92%	$(9,863)	(4.71)%	$9,420	(40.09)%

Federal and foreign income taxes incurred	$22,591	(4872.31)%	$(13,506)	(6.45)%	$(8,887)	(37.82)%
Change in net deferred income taxes*	(40,956)	8833.23	3,643	1.74	18,307	77.91
Total statutory income taxes	$(18,365)	3960.92%	$(9,863)	(4.71)%	$9,420	40.09%

* Excludes change in net deferred income taxes on realized gains/losses of $1,141 and $(4,129) for the years ended December 31, 2012 and 2011, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7. Capital and Surplus

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2012 and 2011, the Company exceeded the minimum risk-based capital.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $372.8 million in 2013 without seeking prior regulatory approval based on capital and surplus of $3,728.5 million at December 31, 2012.

8. Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

The Company is currently being audited on behalf of multiple states’ treasury and controllers’ offices regarding laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. In addition, the Company is involved in litigation involving related matters. The audits focus on identifying unreported death claims, matured annuities and retained asset accounts, and the use of the Social Security Death Master File to identify deceased insurance policy, annuity contract, and retained asset account holders. The litigation focuses on allegations regarding the identification of unreported death claims and the use of the Social Security Death Master File to identify deceased insurance policyholders. In addition, the Company is the subject of multistate regulatory inquiries and examinations with a similar focus on processes and procedures for identifying deceased insurance policy, annuity contract, and retained asset account holders and contacting beneficiaries. The audits and related examination activity may result in outreach and payments to beneficiaries, escheatment of funds deemed abandoned under state laws, accelerated escheatment of funds deemed abandoned pursuant to agreements with regulators, administrative contributions, interest, and/or penalties,

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

8. Commitments and Contingencies (continued)

and changes in our procedures for the identification of unreported claims and handling of escheatable property. The litigation seeks outreach and payments to beneficiaries and damages, among the relief sought. The amount of loss, if any, that the Company may ultimately recognize as a result of these audits, related examinations and litigation cannot be reasonably estimated.

At December 31, 2012, the Company does not have any material lease agreements as a lessee for office space or equipment.

At December 31, 2012, the Company has future commitments to provide additional capital contributions of $268.1 million to private equity and real estate joint ventures, limited partnerships and limited liability companies.

The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National, a wholly-owned subsidiary of Integrity, and Lafayette Life, an affiliated entity which is wholly-owned by the Company’s parent, WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2012, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at market value	—	—	—	—	—
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	402,648	—	—	402,648	33.4
Not subject to discretionary withdrawal	12,069	—	790,238	802,307	66.6
Total annuity reserves and deposit-type contract liabilities (before reinsurance)	414,717	—	790,238	1,204,955	100.0%
Less reinsurance ceded	148,384	—	—	148,384
Net annuity reserves and deposit-type contract liabilities	$266,333	$—	$790,238	$1,056,571

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits

The Company has a noncontributory pension plan under group annuity contracts covering substantially all employees and field representatives. In addition, the Company provides certain health care and life insurance benefits for retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Company uses a December 31 measurement date for all plans.

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2012	2011	2012	2011
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$820,214	$727,416	$155,457	$151,736
Service cost	16,800	14,702	5,226	5,396
Interest cost	38,925	40,815	7,515	8,582
Medicare Part D payments received	—	—	2,013	1,778
ERRP reimbursement received	—	—	—	905
Contribution by plan participants	—	—	3,806	3,191
Actuarial (gain) loss	78,993	81,094	22,150	(6,254)
Benefits paid	(46,346)	(43,813)	(18,683)	(15,596)
Plan amendments	(2,870)	—	—	—
Business combinations, divestitures, curtailments, settlements and special termination benefits	—	—	—	5,719
Benefit obligation at end of year	$905,716	$820,214	$177,484	$155,457

Change in plan assets:
Fair value of plan assets at beginning of year	$740,043	$726,156	$—	$—
Actual return on plan assets	96,541	17,700	—	—
Employer contribution	—	40,000	12,863	9,722
Plan participants’ contributions	—	—	3,806	3,191
Medicare Part D payments received	—	—	2,013	1,778
ERRP reimbursement received	—	—	—	905
Benefits paid	(46,346)	(43,813)	(18,682)	(15,596)
Fair value of plan assets at end of year	$790,238	$740,043	$—	$—

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

	Pension Benefits		Postretirement Medical
	2012	2011	2012	2011
	(In Thousands)
Funded status:
(Unfunded) overfunded obligation	$(115,478)	$(80,171)	$(177,484)	$(155,457)
Unamortized prior service cost	(37,696)	(38,426)	(21,460)	(24,315)
Unrecognized net (gain) or loss	581,564	591,315	(31,180)	(55,686)
Prepaid assets* (accrued liabilities)	$428,390	$472,718	$(230,124)	$(235,458)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$875,740	$789,193	$(177,484)	$(155,457)

Benefit obligation for nonvested employees:
Projected pension obligation	$7,743	$6,233	$—	$—
Accumulated benefit obligation	$5,126	$4,648	$—	$—

*Indicates nonadmitted

	Pension Benefits
	2012	2011	2010
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$16,800	$14,702	$15,998
Interest cost	38,925	40,815	43,346
Expected return on plan assets	(55,515)	(55,298)	(61,015)
Amount of recognized gains and losses	47,718	40,103	36,444
Amount of prior service cost recognized	(3,600)	(3,318)	1,586
Total net periodic benefit cost (benefit)	$44,328	$37,004	$36,359

	Postretirement Medical
	2012	2011	2010
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$5,226	$5,396	$4,233
Interest cost	7,515	8,582	8,689
Amount of recognized gains and losses	(2,356)	(2,244)	(2,922)
Amount of prior service cost recognized	(2,855)	(2,872)	(2,872)
Total net periodic benefit cost (benefit)	$7,530	$8,862	$7,128

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

Weighted-average assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2012	2011	2012	2011

Weighted-average discount rate	4.90%	5.75%	4.90%	5.75%
Rate of compensation increase	4.60%	4.60%	4.60%	4.60%
Expected long-term rate of return on plan assets	7.50%	7.50%	N/A	N/A

Weighted-average assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2012	2011	2012	2011

Weighted-average discount rate	4.20%	4.90%	4.00%	4.90%
Rate of compensation increase	4.60%	4.60%	4.60%	4.60%

The Company’s additional minimum pension liability was $85.6 million and $49.1 million at December 31, 2012 and 2011, respectively. At December 31, 2012, there was a net surplus decrease of $23.7 million resulting from a $36.5 million increase in the additional minimum pension liability partially offset by a tax benefit of $12.8 million.

The Company’s discount rate assumption is determined by utilizing a discounted cash flow analysis of the Company’s obligations. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was reduced from 4.90% at December 31, 2011 to 4.20% at December 31, 2012. This resulted in a $75.0 million increase in the pension benefit obligation in 2012.

Effective January 1, 2012, the Company’s postretirement benefit plan was merged with the postretirement benefit plan of Lafayette Life. The plan merger was formally approved in December of 2011; therefore, the Company increased its postretirement benefit obligation by $5.5 million to reflect its additional liability at December 31, 2011 and recorded a receivable from Lafayette Life in an equivalent amount.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

On September 22, 2010, the Company adopted an amendment to the pension plan that changes the formula used to calculate plan participant benefits prospectively effective January 1, 2011, subject to special transition provisions applicable to participants whereby the sum of years of service and age is equal to or greater than 70. The plan amendment is expected to reduce the annual service cost accrued and participant benefits paid by the pension plan in future years. The impact to future service cost accrued and participant benefits paid will depend on various factors including length of service and retirement age. The plan amendment resulted in a $49.6 million decrease in the pension benefit obligation in 2010.

The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The asset allocation for the defined benefit pension plan at the end of 2012 and 2011, and the target allocation for 2012 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2012	2012	2011
Asset category:
Equity securities	51%	56%	54%
Fixed income securities	27	20	20
Short-term investments	—	—	—
Other	22	24	26
Total	100%	100%	100%

The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status,

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.

The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets primarily include certain debt securities for which public price quotations are not available, but that use other market-observable inputs from third-party pricing service quotes or internal valuation models using observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets primarily include private equity fund interests.

Debt Securities

The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

Mutual Funds

The fair values of mutual funds have been determined utilizing the net asset values of the funds.

Private Equity and Fixed Income Funds

The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds.

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2012:
Debt securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$19,772	$19,772	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	3,144	—	3,144	—
Corporate securities	99,006	—	99,006	—
Residential mortgage-backed securities	19,322	—	19,322	—
Commercial mortgage-backed securities	12,691	—	12,691	—
Asset-backed securities	4,494	—	4,494	—
Equity securities:
Common equity	283,318	283,318	—	—
Mutual funds	155,499	155,499	—	—
Other invested assets:
Private equity and fixed income funds	177,113	—	—	177,113
Other assets	6,894	—	—	6,894
Total plan assets	$781,253	$458,589	$138,657	$184,007

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

	Assets Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2011:
Debt securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$12,138	$12,138	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	3,635	—	3,635	—
Corporate securities	93,991	—	93,991	—
Residential mortgage-backed securities	21,054	—	21,054	—
Commercial mortgage-backed securities	18,456	—	18,456	—
Equity securities:
Common equity	260,862	260,862	—	—
Mutual funds	140,872	140,872	—	—
Other invested assets:
Private equity and fixed income funds	156,745	—	—	156,745
Surplus notes	2,118	—	2,118	—
Other assets	30,172	—	9,270	20,902
Total plan assets	$740,043	$413,872	$148,524	$177,647

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

		Actual Return Gains (Losses) on Plan Assets
	Beginning Assets as of January 1, 2012	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Assets as of December 31, 2012
	(In Thousands)
Other invested assets:
Private equity and fixed income funds	$156,745	$20,139	$—	$229	$—	$—	$177,113
Other assets	20,902	(10,499)	—	(3,509)	—	—	6,894
Total	$177,647	$9,640	$—	$(3,280)	$—	$—	$184,007

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Other invested assets:
Private equity and fixed income funds	$10,988	$—	$—	$(10,759)	$229
Other Assets	—	—	—	(3,509)	$(3,509)
Total	$10,988	$—	$—	$(14,268)	$(3,280)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2011, is as follows:

		Actual Return Gains (Losses) on Plan Assets
	Beginning Assets as of January 1, 2011	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Assets as of December 31, 2011
	(In Thousands)
Other invested assets:
Private equity and fixed income funds	$133,948	$10,348	$—	$12,449	$—	$—	$156,745
Other assets	10,404	10,498	—	—	—	—	20,902
Total	$144,352	$20,846	$—	$12,449	$—	$—	$177,647

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2011, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Other invested assets:
Private equity and fixed income funds	$20,576	$—	$—	$(8,127)	$12,449
Total	$20,576	$—	$—	$(8,127)	$12,449

For measurement purposes of the postretirement benefit obligation, a 5.75% annual rate of increase in the per capita cost of covered health care benefits is assumed for 2012. The rate was assumed to decrease gradually to 4.75% for 2017 and remain at that level thereafter.

Increasing or decreasing the assumed health care cost trend rate assumption by one percentage point in each year would increase (decrease) the postretirement benefit obligation as of December 31, 2012, by $20.7 million and $(17.6) million, respectively, and the estimated interest cost components of net period postretirement benefit cost for 2012 by $1.7 million and $(1.5) million, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The Company made contributions to the postretirement medical plan of $14.9 million in 2012 and expects to contribute $113.3 million between 2013 and 2022, inclusive. The Company received $2.0 million of subsidies in 2012. Effective January 1, 2013, the Company’s postretirement medical plan will no longer collect the Medicare Part D Subsidy.

At December 31, 2012, the assets of the Company’s pension include approximately $98.9 million invested in the Touchstone Family of Funds, which are administered by the Company, $157.8 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. and a $7.7 million investment in a group annuity contract issued by Lafayette Life. At December 31, 2011, the assets of the Company’s pension include approximately $101.7 million invested in the Touchstone Family of Funds, which are administered by the Company, $144.9 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. and a $7.7 million investment in a group annuity contract issued by Lafayette Life.

As of December 31, 2012, future benefit payments for the pension plan are expected as follows (in millions):

2013	$46.9
2014	47.5
2015	48.2
2016	49.1
2017	50.1
Five years thereafter	267.2

Future benefit payments for the postretirement medical plan are expected as follows (in millions):

2013	$12.3
2014	12.2
2015	12.1
2016	12.0
2017	11.7
Five years thereafter	53.0

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The Company does not anticipate a required contribution to the pension plan during 2013. The Company contributed approximately $12.9 million during 2012 to its postretirement medical plan.

The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total Company’s contributions to the defined contribution plan were $3.8 million, $3.6 million, and $1.7 million for 2012, 2011 and 2010, respectively.

11. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2012 were as follows:

		Net of
	Gross	Loading
	(In Thousands)

Ordinary new business	$8,058	$479
Ordinary renewal	78,248	52,938
Accident and health renewal	550	383
Total	$86,856	$53,800

Financial Statement Schedules (Statutory-Basis)

The Western and Southern Life Insurance Company

Summary of Investments — Other Than Investments in Related Parties

December 31, 2012

(In Thousands)

Schedule I

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Debt securities
Bonds:
United States government and government agencies and authorities	$120,608	$126,095	$120,608
States, municipalities and political subdivisions	610,008	650,377	610,008
Foreign governments	43,546	45,809	43,546
All other corporate bonds	2,608,467	3,090,571	2,608,467
Preferred stocks	112	112	112
Total fixed maturities	3,382,741	3,912,964	3,382,741

Equity securities
Common stocks:
Industrial, miscellaneous and all other	819,611	1,127,614	1,127,614

Mortgage loans on real estate	31,793		31,793
Real estate	31,059		31,059
Policy loans	175,190		175,190
Other long-term investments	172,724		172,724
Cash, cash equivalents and short-term investments	139,960		139,960
Total investments	$4,753,078		$5,061,081

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

The Western and Southern Life Insurance Company

Supplementary Insurance Information

(In Thousands)

Schedule III

						Benefits,
	Future					Claims
	Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2012
Individual life	$2,541,770	$—	$48,593	$242,288	$194,459	$249,071	$88,801
Individual health	217,501	2,238	3,737	26,278	14,879	20,009	16,371	$26,272
Group life and health	89,242	—	360	5,908	1,509	8,447	127	—
Annuity	9,967	—	11,552	4,695	694	147,579	884
Corporate and other	—	—	—	—	67,633	—	41,833
	$2,858,480	$2,238	$64,242	$279,169	$279,174	$425,106	$148,016

Year ended December 31, 2011
Individual life	$2,525,123	$—	$31,869	$244,963	$195,796	$224,913	$92,861
Individual health	218,463	2,378	3,746	28,261	15,287	17,528	16,793	$28,234
Group life and health	86,182	—	1,283	3,605	3,133	7,780	149	—
Annuity	10,454	—	10,727	3,540	645	163,850	1,120
Corporate and other	—	—	—	—	227,752	—	45,416
	$2,840,222	$2,378	$47,625	$280,369	$442,613	$414,071	$156,339

Year ended December 31, 2010
Individual life	$2,512,010	$—	$28,890	$249,087	$196,920	$230,179	$92,852
Individual health	220,824	2,577	3,768	30,327	15,484	5,767	17,026	$30,308
Group life and health	84,040	—	555	4,854	1,858	8,144	122	—
Annuity	10,999	—	14,413	1,987	690	126,870	752
Corporate and other	—	—	—	—	86,252	—	42,933
	$2,827,873	$2,577	$47,626	$286,255	$301,204	$370,960	$153,685

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

The Western and Southern Life Insurance Company

Reinsurance

(In Thousands)

Schedule IV

					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2012
Life insurance in force	$16,167,884	$2,142,534	$454,946	$14,480,296	3%
Premiums:
Individual life	$241,983	$1,129	$1,434	$242,288	1%
Individual health	30,459	4,181	—	26,278	—
Group life and health	5,908	—	—	5,908	—
Annuity	172	—	4,523	4,695	96%
	$278,522	$5,310	$5,957	$279,169	2%

Year ended December 31, 2011
Life insurance in force	$16,480,336	$2,247,848	$477,216	$14,709,704	3%
Premiums:
Individual life	$245,282	$1,501	$1,182	$244,963	0%
Individual health	32,408	4,147	—	28,261	—
Group life and health	3,605	—	—	3,605	—
Annuity	248	—	3,292	3,540	93%
	$281,543	$5,648	$4,474	$280,369	2%

Year ended December 31, 2010
Life insurance in force	$16,870,507	$2,383,505	$441,468	$14,928,470	3%
Premiums:
Individual life	$249,741	$1,589	$934	$249,086	0%
Individual health	34,622	4,295	—	30,327	—
Group life and health	4,855	—	—	4,855	—
Annuity	83	—	1,904	1,987	96%
	$289,301	$5,884	$2,838	$286,255	1%

PART C

OTHER INFORMATION

ITEM 26. — EXHIBITS

(a)                                 Resolution of Board of Directors of the Columbus Life Insurance Company dated September 10, 1998 authorizing the establishment of the Separate Account (1)

(b)           Not applicable

(c)                                  (1)           (i)            Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc. (2)

(ii)           Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (9)

(iii)          Supplemental Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (9)

(iv)          Amended Schedule A to Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (14)

(2)                                 (i)            Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (3)

(ii)           Commission Schedule to Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (9)

(iii)          Form of Broker-Dealer Sales Agreement by and between Touchstone Securities, Inc., Columbus Life Insurance Company and a broker-dealer (9)

(vi)          Amended Commission Schedule to Form of General Agency Agreement or Broker Dealer Sales Agreement (14)

(3)           Form of override commission schedule (14)

(d)                                 (1)           Form of Survivorship Variable Universal Life Insurance Policy issued by Columbus Life Insurance Company (8)

(2)           Form of Accelerated Death Benefit Rider (3)

(3)           Form of Other Insured Rider (9)

(4)           Form of Accelerated Death Benefit Plus Rider (3)

(5)           Form of Extended Coverage Benefit Rider (9)

(6)           Form of Extended No-Lapse Guarantee Rider (9)

(7)           Form of Last Survivor Additional Life Rider (9)

(8)           Form of Estate Protection Rider (9)

(9)           Form of Estate Tax Repeal Rider (9)

(10)                          Form of Enhanced Cash Value Rider (13)

(11)                          Form of Overloan Protection Rider (18)

(12)                          Form of Accelerated Death Benefit Life Plus Rider (18)

(e)                                  (1)           Form of Columbus Life Insurance Company Application for Life Insurance (3)

(2)                                 Form of Columbus Life Insurance Company Supplement to Application for Life Insurance to be Completed When Applying for Flexible Premium Variable Universal Life (3)

(3)                                 Alternative form of Columbus Life Insurance Company Application for Life Insurance (9)

(4)                                 Alternative form of Columbus Life Ins. Co. Application for Life Insurance (13)

(f)                                   (1)           (i)            Certificate of Incorporation of the Columbus Life Insurance Company (5)

(ii)           Certificate of Amendment of Articles of Incorporation of Columbus Life Insurance Company (5)

(2)           Code of Regulations of the Columbus Life Insurance Company (5)

(g)           Not applicable.

(h)                                 (1)           (i)            Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (5)

(ii)           Amended Exhibit B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

(iii)          Amendment to Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

(iv)          Amended Exhibit A to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (9)

(v)           Amended Exhibits A and B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (12)

(vi)          Form of Shareholder Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Touchstone Advisors, Inc. (18)

(2)                                 (i)            Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

(ii)           Amendment No.1 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

(iii)          Amendment No. 2 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (6)

(iv )         Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

(v)           Amendment No.1 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

(vi)          Amendment No. 2 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (6)

(3)                                 (i)            Janus Aspen Series Fund Participation Agreement (Service Shares) between Janus Aspen Series and Columbus Life Insurance Company (3)

(ii)           Amendment No. 1 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (7)

(iii)          Amendment No. 2 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (9)

(iv)          Distribution and Shareholder Services Agreement, Service Shares of Janus Aspen Series (for Insurance Companies), by and between Janus Distributors, Inc. and Columbus Life Insurance Company (3)

(4)                                 (i)            Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (3)

(ii)           Amendment No. 1 to Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (9)

(iii)          Administrative Services Agreement between Massachusetts Financial Services Company, Western-Southern Life Assurance Company, and Columbus Life Insurance Company (3)

(5)                                 (i)            Form of Amended and Restated Participation Agreement, dated May 1, 2008, between Fidelity Variable Insurance Products Funds, Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(ii)           Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Columbus Life Insurance Company (3)

(iii)          Service Contract between Fidelity Distributors Corporation and Columbus Life Insurance Company (3)

(iv)          Form of Sub-license Agreement, dated May 1, 2008, by and between Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(6)                                 (i)            Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(ii)           Amendment No. 1 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(iii)          Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(iv)          Amendment No. 1 to Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(v)           Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(vi)          Amendment No. 1 to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(vii)         Amendment to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (10)

(viii)        Amendment No. 2 to Participation Agreement by and between Panorama Series Funds, Inc., OppenheimerFunds Inc., and Columbus Life Insurance Company (23)

(7)                                 (i)            Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (5)

(ii)           Agreement with respect to Trademarks and Fund Names between AIM Management Group Inc. and Columbus Life Insurance Company (5)

(iii)          Amendment to Agreement with respect to Trademarks and Fund Names between AIM Management Group, Inc. and Columbus Life Insurance Company (14)

(iv)          Administrative Services Agreement between Columbus Life Insurance Company and AIM Advisors, Inc. (5)

(v)           Amendment to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate account, and Touchstone Securities, Inc. (12)

(vi)          Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (14)

(vii)         Form of Distribution Agreement between Touchstone Securities, Inc. and A I M Distributors, Inc. (11)

(viii)        Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate account, and Touchstone Securities, Inc.  (23)

(8)                                 (i)            Fund Participation Agreement between Columbus Life Insurance Company, J.P. Morgan Series Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc., and JPMorgan Funds Management Inc., dated April 24, 2009 (20).

(ii)           Supplemental Payment Agreement between Columbus Life Insurance Company and JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc., dated April 24, 2009 (20).

(9)                                 (i)            Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. (11)

(ii)           Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. (14)

(10)                          (i)            Form of Participation Agreement between Columbus Life Insurance Company, Scudder Variable Series I, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (11)

(ii)           Form of Service Agreement between Deutsche Investment Management Americas Inc. and Columbus Life Insurance Company (12)

(11)                          Form of Participation Agreement Putnam Variable Trust, Putnam Retail Management, Inc., and Columbus Life Insurance Company (12)

(12)                          (i)            Form of Participation Agreement between Columbus Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc., and Van Kampen Asset Management Inc. (11)

(ii)           Form of Service Agreement between Van Kampen Funds Inc. and Columbus Life Insurance Company (11)

(13)                          (i)            Form of Participation Agreement between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (11)

(ii)           Form of Amendment to Participation Agreement, dated May 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (18)

(iii)          Form of Service Agreement between Morgan Stanley & Co. Incorporated and Columbus Life Insurance Company (11)

(iv)          Form of Service Agreement between Morgan Stanley Investment Management Inc. and Columbus Life Insurance Company (12)

(v)           Form of Administrative Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (18)

(vi)          Form of Administrative Services Letter, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (18)

(vii)         Form of Amendment to Participation Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management Inc. (19)

(viii)        Form of Administrative Services Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (19)

(ix)          Form of Administrative Services Letter, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (19)

(14)                          (i)            Form of Rule 22c-2 Agreement with respect to AIM Variable Insurance Funds (17)

(ii)           Form of Rule 22c-2 Agreement with respect to The Alger American Fund (17)

(iii)          Form of Rule 22c-2 Agreement with respect to DWS Investments VIT Funds and DWS Variable Series I (17)

(iv)          Form of Rule 22c-2 Agreement with respect to Fidelity Variable Insurance Products Funds (17)

(v)           Form of Rule 22c-2 Agreement with respect to Franklin Templeton Variable Insurance Products Trust (17)

(vi)                              Form of Rule 22c-2 Agreement with respect to Janus Aspen Series (17)

(vii)         Form of Rule 22c-2 Agreement with respect to JP Morgan Series II Trust (17)

(viii)        Form of Rule 22c-2 Agreement with respect to MFS Variable Insurance Trust (17)

(ix)          Form of Rule 22c-2 Agreement with respect to Oppenheimer Variable Account Funds and Panorama Series Funds (17)

(x)           Form of Rule 22c-2 Agreement with respect to PIMCO Variable Insurance Trust (17)

(xi)          Form of Rule 22c-2 Agreement with respect to Putnam Variable Trust (17)

(xii)         Form of Rule 22c-2 Agreement with respect to Touchstone Variable Series Trust (17)

(xiii)        Form of Rule 22c-2 Agreement with respect to Van Kampen Life Investment Trust  (17)

(xiv)        Form of Rule 22c-2 Agreement with respect to The Universal Institutional Funds, Inc. (17)

(15)                          (i)            Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (5)

(ii)           Form of Amendment No. 3 dated as of December 1, 2008, to Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (19)

(iii)          Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust and Columbus Life Insurance Company (23)

(16)                          (i)            Form of Participation Agreement between Rydex Variable Trust, Rydex Distributors, Inc. and Columbus Life Insurance Company, dated as of December 1, 2008, (19)

(ii)           Form of Variable Product Services Agreement, dated as of December 1, 2008, between Rydex Distributors, Inc. and Columbus Life Insurance Company (19)

(iii)          Form of Administrative Services Letter, dated as of December 1, 2008, between PADCO Advisors II, Inc., and Columbus Life Insurance Company (19)

(iv)          Amendment No. 1 to the Administrative Services Agreement, dated March 11, 2011, between Security Investors, LLC and Columbus Life Insurance Company (23)

(v)           Amendment No. 1 to the Participation Agreement, dated March 11, 2011, between Rydex Variable Trust, Rydex Distributors, LLC and Columbus Life Insurance Company (22)

(vi)          Amendment No. 2 to the Participation Agreement by and between Rydex Variable Trust, Rydex Distributors, LLC, and Columbus Life Insurance Company (23)

(i)                                     Not applicable.

(j)                                    Guarantee from The Western and Southern Life Insurance Company on behalf of Columbus Life Insurance Company (16)

(k)           (1)           Opinion and Consent of Counsel (filed herewith)

(2)           Opinion and Consent of Counsel to The Western and Southern Life Insurance Company (16)

(l)            Not applicable.

(m)          Not applicable.

(n)           (1)           Consent of Independent Registered Public Accounting Firm (filed herewith)

(2)                                 Powers of Attorney for Columbus Life Insurance Company (21)

(3)                                 Powers of Attorney for The Western and Southern Life Insurance Company (21)

(o)           Not applicable.

(p)           Not applicable.

(q)           Description of Issuance, Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies for Columbus Life Flexible Premium Survivorship Variable Universal Life Insurance Policies Offered by Columbus Life Insurance Company Separate Account 1 of Columbus Life Insurance Company (10)

(1)                                 Incorporated by reference to the Registration Statement on Form S-6, File No. 333-78489, filed May 14, 1999.

(2)                                Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed May 1, 2000.

(3)                                 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-47940, filed February 7, 2001.

(4)                                 Incorporated by reference to the Registration Statement, File No. 333-47940, filed October 13, 2000.

(5)                                 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed August 19, 1999.

(6)                                 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-78489, filed on April 26, 2001.

(7)                                 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-47940, filed April 26, 2001.

(8)                                 Incorporated by reference to the Registration Statement on Form S-6, File No. 333-73390, filed November 15, 2001.

(9)                                 Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-73390, filed January 28, 2002.

(10)                          Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-73390, filed April 30, 2002.

(11)                          Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-73390, filed February 18, 2003.

(12)                          Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-73390, filed April 25, 2003.

(13)                          Incorporated by reference to Registration Statement on Form N-6, File No. 333-121135, filed December 10, 2004.

(14)                          Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-121135, filed March 24, 2005.

(15)                          Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-73390, filed April 28, 2006.

(16)                          Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, File No. 333-73390, filed April 13, 2007.

(17)                         Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, File No. 333-73390, filed April 26, 2007.

(18)                          Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, File No. 333-73390, filed April 29, 2008

(19)                          Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-73390, filed November 21, 2008.

(20)                          Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-73390, filed April 24, 2009.

(21)                          Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, File No. 333-73390, filed April 23, 2010.

(22)                          Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6, File No. 333-73390, filed April 27, 2011.

(23)                          Incorporated by reference to Post-Effective Amendment No.15 to the RegistrationStatement on Form N-6, File No. 333-73390, filed April 25, 2012.

ITEM 27. — DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and officers of the Company are listed below.  Unless otherwise noted, the principal business address of all persons listed in Item 27 is 400 East Fourth Street, Cincinnati, Ohio  45202.

Name	Positions and Offices with Depositor

John F. Barrett	Director and Chairman of the Board

James N. Clark	Director

J.J. Miller	Director, President and Chief Executive Officer

James K. Risk III 1815 Sagamore Pkwy N. Lafayette, IN 47903	Director

Joseph H. Seaman PO Box 380 Lafayette, IN 47902	Director

Jerry B. Stillwell	Director

Robert B. Truitt 3601 Sagamore Pkwy N. Lafayette, IN 47904	Director

Robert L. Walker	Director, Senior Vice President and Chief Financial Officer

Clint D. Gibler	Senior Vice President and Chief Information Officer

Noreen J. Hayes	Senior Vice President

Jonathan D. Niemeyer	Senior Vice President and General Counsel

Constance M. Maccarone	Senior Vice President, Insurance Operations

Nora E. Moushey	Senior Vice President and Chief Actuary

Nicholas P. Sargen	Senior Vice President and Chief Investment Officer

Robert L. Walker	Senior Vice President and Chief Financial Officer

Charles W. Wood, Jr.	Senior Vice President and Chief Marketing Officer

Donald J. Wuebbling	Secretary and Counsel

James H. Acton, Jr.	Vice President, Senior Financial Officer

Keith W. Brown	Vice President & Chief Underwriter

Daniel W. Harris	Vice President

David T. Henderson	Vice President

Bradley J. Hunkler	Vice President, Chief Accounting Officer

Pamela M. Kalkhoff	Vice President, Sales

Kenneth P. Langtimm	Vice President, Sales

Phillip E. King	Vice President & Auditor

Mario J. San Marco	Vice President

Michael R. Moser	Vice President & Chief Compliance Officer

Steven J. Sanders	Vice President, Marketing Services

Thomas M. Stapleton	Vice President

James J. Vance	Vice President & Treasurer

Michael J. Altenau	Counsel

Jeffrey E. Breeze	Assistant Vice President, Agency Operations

Thomas M. Eck	Assistant Vice President

Brian A. Eichhold	Assistant Vice President

Cynthia L. Funcheon	Assistant Vice President

David L. DiMartino	Assistant Vice President, Financial Projections

Ronald G. Keller	Assistant Vice President, Product Development

Hugh F. Smart	Assistant Vice President and Director, Advanced Markets

Gregory G. Rowe	Assistant Secretary

Marianne Marshall	Assistant Treasurer

Douglas B. Perry	Assistant Treasurer

Timothy D. Speed	Assistant Treasurer

Thomas R. Stanek	Assistant Treasurer

Cheryl J. Stotts	Assistant Treasurer

Richard K. Taulbee	Assistant Treasurer

Charles L. Thomas	Assistant Treasurer

ITEM 28. — PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Affiliate	State_Name	Entity	Ownership	Type of Business
2758 South Main SPE, LLC	Ohio	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company	ownership and operation of real estate
506 Phelps Holdings, LLC	Ohio	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
82 Flats, LLC	Indiana	Limited Liability Company	64% owned by Flats Apartments Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership of real estate
Airport Exchange Hotel Partners	Kentucky	General Partnership	74% owned by WS Airport Exchange GP, LLC; 1% owned by Eagle Realty Investments, Inc. (ERI)	ownership and operation of real estate
Autumn Village Apartments, LLC	Georgia	Limited Liability Company	100% owned by Country Place Associates	real estate ownership entities
Axis Perimeter Center GP, LLC	Ohio	Limited Liability Company	100% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Baton Rouge Cottages Investor, LLC	Ohio	Limited Liability Company	100% owned by Baton Rouge Housing Holdings, LLC	real estate ownership entities
Baton Rouge Housing Holdings, LLC	Ohio	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Belle Housing Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and Eagle Realty Investments, Inc. 2%	real estate ownership entities
Brickyard Apartments, LLC	Delaware	Limited Liability Company	54% owned by BY Apartment Investor Holdings, LLC	ownership and operation of real estate
Buckeye Venture Partners, LLC	Ohio	Limited Liability Company	60% owned by Fort Washington Investment Advisors, Inc. (FWIA); 40% owned by Peppertree Partners, LLC	private equity fund management
BVP NEO, LLC	Ohio	Limited Liability Company	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
BY Apartment Investor Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Canal Senate Apartments, LLC	Indiana	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate

Affiliate	State_Name	Entity	Ownership	Type of Business
Carmel Holdings, LLC	Ohio	Limited Liability Company	49% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership in real estate entity
Carmel Hotel Investor, LLC	Ohio	Limited Liability Company	100% owned by Carmel Holdings, LLC	ownership in real estate entity
Carmel Hotel, LLC	Indiana	Limited Liability Company	74% owned by Carmel Hotel Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Carthage Senior Housing, Ltd.	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership and operation of real estate
CDC-Baton Rouge, LLC	Alabama	Limited Liability Company	59% owned by Baton Rouge Cottages Investor, LLC	real estate ownership entities
Centreport Hotels LLC	Texas	Limited Liability Company	75% owned by ERI	ownership and operation of real estate
Centreport Partners LP	Texas	Limited Partnership	25.25% owned by WSLIC; 49% owned by WSLR Dallas LLC, 1% owned by ERI	ownership and operation of real estate
Cincinnati Analysts, Inc.	Delaware	Corporation	100% owned by Columbus Life Insurance Company (CLIC)	securities broker-dealer and registered investment advisor
Cleveland East Hotel, LLC	Ohio	Limited Liability Company	74% owned by WSALD CEH, LLC; 1% owned by ERI	ownership and operation of real estate
CLIC Agency, Inc.	Ohio	Corporation	100% owned by Columbus Life Insurance Company	insurance agency
Country Place Associates	Ohio	General Partnership	90% owned by WS Country Place GP, LLC; 10% owned by ERI	ownership and operation of real estate
Courtyard Nursing Care, LLC.	Ohio	Limited Liability Company	100% owned by WSLAC	ownership and operation of real estate
Day Hill Road Land LLC	Connecticut	Limited Liability Company	74% owned by W&S Real Estate Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Dublin Hotel LLC	Ohio	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Columbus LLC, 1% owned by ERI	ownership and operation of real estate
Eagle Realty Group, LLC	Ohio	Limited Liability Company	100% owned by W&S Operating Holdings, LLC	real estate holding company
Eagle Realty Investments, Inc. (ERI)	Ohio	Corporation	100% owned by Eagle Realty Group, LLC	real estate
Flats Apartments Investor Holdings,	Ohio	Limited Liability	98% by W&S Real Estate Holdings, LLC and 2% owned	real estate ownership entities

Affiliate	State_Name	Entity	Ownership	Type of Business
LLC		Company	by Eagle Realty Investments, Inc.
Fort Washington Active Fixed Income LLC	Delaware	Limited Liability Company	Managing Member Fort Washington Fixed Income LLC and investors include WSLIC	managing member for private fixed income fund
Fort Washington Capital Partners, LLC (FWCP)	Delaware	Limited Liability Company	100% owned by FWIA	managing partner for numerous private equity funds
Fort Washington Emerging Markets Fixed Income, LLC	Delaware	Limited Liability Company	Managing Member is Fort Washington Fixed Income LLC	fixed income
Fort Washington Fixed Income LLC	Delaware	Limited Liability Company	100% owned by FWIA	private fixed income fund
Fort Washington High Yield Investors II, LLC	Delaware	Limited Liability Company	managing member is FWCP	private fixed income fund
Fort Washington High Yield Investors LLC	Delaware	Limited Liability Company	managing member is FWCP	private fixed income fund
Fort Washington Investment Advisors, Inc. (FWIA)	Ohio	Corporation	100% owned by W&S Operating Holdings, LLC	registered investment adviser
Fort Washington Private Equity Investors II, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors III, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors IV, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-B, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VI, L.P.	Delaware	Limited Partnership	general partner is FWPEI VI GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VII, L.P.	Delaware	Limited Partnership	general partner is FWPEI VII GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-VC, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Opportunities Fund	Delaware	Limited Partnership	General Partner is FWPEO II GP, LLC and WSLIC is an investor	private equity fund

Affiliate	State_Name	Entity	Ownership	Type of Business
II, L.P.
FWPEI V GP, LLC	Delaware	Limited Liability Company	100% owned by FWIA	general partner of the three private equity funds
FWPEI VI GP, LLC	Delaware	Limited Liability Company	100% owned by FWIA	general partner of Fund VI
FWPEI VII GP, LLC	Delaware	Limited Liability Company	100% owned by FWIA	general partner of Fund VII
FWPEO II GP, LLC	Delaware	Limited Liability Company	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Galleria Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Galveston Summerbrooke Apts., LLC	Texas	Limited Liability Company	54% owned by Summerbrooke Apartments Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Grelot Cody Apartments, LLC	Ohio	Limited Liability Company	100% owned by Vinings Trace, LLC	real estate ownership entities
GS Beach Club, LLC	Delaware	Limited Liability Company	76.5% owned by Winkler Extension Apartments Investor, LLC	real estate ownership entities
GS Yorktown Apartments, LP	Delaware	Limited Partnership	59% owned by YT Crossing Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.	real estate ownership entities
IFS Agency Services, Inc.	Delaware	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Financial Services, Inc. (IFS)	Ohio	Corporation	100% owned by Western-Southern Life Assurance Company (WSLAC)	development and marketing of financial products for distribution
IFS Insurance Agency, Inc.	Ohio	Corporation	99% owned by IFS	general insurance agency
Insurance Profillment Solutions, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	insurance marketing services
IR Mall Associates, Ltd.	Florida	Limited Partnership	49.50% owned by WSLIC	ownership and operation of real estate
IR Mall Company, L.C.	Florida	Limited Liability Company	50% owned by ERI	ownership and operation of real estate
Integrity Life Insurance Company	Ohio	Corporation	100% owned by WSLIC	Insurance Company
Kentucky Co-Investment Partners, L.P.	Delaware	Limited Partnership	general partner is FWCP	private equity fund

Affiliate	State_Name	Entity	Ownership	Type of Business
LaFrontera Hotel LLC	Texas	Limited Liability Company	75% owned by ERI	ownership and operation of real estate
LaFrontera Lodging Partners LP	Texas	Limited Partnership	74.25% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
LeRoy Glen Investment, LLC	Ohio	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company	ownership of real estate
LLIA, Inc.	Indiana	Corporation	100% owned by The Lafayette Life Insurance Company	general insurance agency
Lookout Corporate Center	Ohio	Joint Venture	50% owned by WS Lookout GP, LLC	ownership and operation of real estate
Mallard Sherburn Apartments, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	real estate ownership entities
Meritage Apartments Investors, LLC	Texas	Limited Liability Company	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Miller Creek Associates, LLC	Delaware	Limited Liability Company	59% by Miller Creek Investor Holdings, LLC	ownership of real estate
Miller Creek Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and Eagle Realty Investments, Inc. 2%	real estate ownership entities
Mission Club Apartments General Partnership	Florida	General Partnership	95.5% owned by WSLIC, 4.5% owned by ERI	ownership and operation of real estate
National Integrity Life Insurance Company	New York	Corporation	100% owned by ILIC
NEO Capital Fund, LP	Delaware	Limited Partnership	General Partner is BVP NEO, LLC	private equity fund
New Mexico Co-Investment Partners, L.P.	Delaware	Limited Partnership	general partner is FWCP	private equity fund
North Braeswood Meritage Holdings, LLC	Ohio	Limited Liability Company	100% owned by WSLAC	real estate ownership entities
North Pittsburgh Hotel LLC	Pennsylvania	Limited Liability Company	74% owned by WSALD NPH, LLC; 1% owned by ERI	ownership and operation of real estate
Northeast Cincinnati Hotel LLC	Ohio	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Cincinnati LLC, 1% owned by ERI	ownership and operation of real estate
NP Cranberry Hotel Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC, 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
NP Cranberry Hotel Investor, LLC	Ohio	Limited Liability Company	100% owned by NP Cranberry Hotel Holdings, LLC	ownership and operation of real estate

Affiliate	State_Name	Entity	Ownership	Type of Business
OTR Housing Associates, L.P.	Ohio	Limited Partnership	98% owned by WSLIC; 1% owned by ERI	ownership and operation of real estate
OTR Redevelopment Group, LLC	Ohio	Limited Liability Company	100% owned by OTR Walnut Housing, Ltd.	ownership of real estate
OTR Transitional Housing, L.P.	Ohio	Limited Partnership	99% owned by WSLIC	ownership and operation of real estate
OTR-Walnut Housing, Ltd.	Ohio	Limited Liability Company	100% owned by ERI	ownership and operation of real estate
Overland Apartments Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	real estate ownership entities
Park Avenue Lofts, LLC	Colorado	Limited Liability Company	49% owned by Uptown Denver Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Peppertree Fund II, LP	Delaware	Limited Partnership	General Partner is Peppertree Partners, LLC	private equity fund
Peppertree Partners, LLC	Ohio	Limited Liability Company	100% voting interest owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Peppertree Special Venture Fund, LLC	Delaware	Limited Liability Company	Managing Member is Peppertree Partners, LLC	private equity fund
Prairie Lakes Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by Prairie Lakes Holdings, LLC	real estate ownership entities
Prairie Lakes Apartments, LLC	Indiana	Limited Liability Company	65% total WS affiliated ownership (64% by Prairie Lakes Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.)	real estate ownership entities
Prairie Lakes Holdings, LLC	Ohio	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Queen City Square Development I, LLC	Ohio	Limited Liability Company	100% owned by Eagle Realty Group, LLC	operation of real estate
Queen City Square, LLC	Ohio	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company (WSLIC)	ownership and operation of real estate
Race Street Development, Ltd.	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Ridgegate Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by Ridgegate Holdings, LLC	real estate ownership entities
Ridgegate Commonwealth Apartments, LLC	Colorado	Limited Liability Company	55% total WS affiliated ownership (44% by Ridgegate Apartments Investor, LLC and	real estate ownership entities

Affiliate	State_Name	Entity	Ownership	Type of Business
1% by Eagle Realty Investments, Inc.)
Ridgegate Holdings, LLC	Ohio	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Seasons Health Care Limited Partnership	Ohio	Limited Partnership	90% owned by WSLAC, 10% owned by Courtyard Nursing Care, LLC	ownership and operation of real estate
Sedona Apartments, LP	Texas	Limited Partnership	0.1% owned by Sedona Apts GP, LLC, 58.54% owned by Sedona Apartments Investors, L.P. and 41.36% owned by Meritage Apartments Investors, LLC	real estate ownership entities
Sedona Apts GP, LLC	Texas	Limited Liability Company	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Sedona Apts Investors L.P.	Texas	Limited Partnership	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Seventh and Culvert Garage, LLC	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entities
Shelbourne Campus Properties, LLC	Delaware	Limited Liability Company	54% owned by Shelbourne Housing Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Shelbourne Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Shelbourne Housing Investor, LLC	Ohio	Limited Liability Company	100% owned by Shelbourne Holdings, LLC	ownership in real estate entity
Siena Investor Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings LLC; 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity
Sixth and Race Development, LLC	Ohio	Limited Liability Company	71% owned by Race Street Development, Ltd., 29% owned by ERI	ownership and operation of real estate
Skyport Hotel LLC	Kentucky	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Skyport LLC; 1% owned by ERI	ownership and operation of real estate
SPX Holding LLC	Ohio	Limited Liability Company	50% owned by W&SFG	Airplane ownership/leasing
SSW Jet Ltd	Ohio	Limited Liability Company	50% owned by W&SFG	Airplane ownership/leasing
Summerbrooke Apartments Investor,	Ohio	Limited Liability	100% owned by Summerbrooke Holdings, LLC	ownership in real estate entity

Affiliate	State_Name	Entity	Ownership	Type of Business
LLC		Company
Summerbrooke Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Sundance Hotel Investor, LLC	Ohio	Limited Liability Company	100% owned by Sundance LaFrontera Holdings, LLC	real estate ownership entities
Sundance Hotel, LLC	Texas	Limited Liability Company	74% by Sundance Hotel Investor, LLC and 1% by Eagle Realty Investments, Inc.	real estate ownership entities
Sundance LaFrontera Holdings, LLC	Ohio	Limited Liability Company	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
The Lafayette Life Insurance Company	Ohio	Corporation	100% owned by Western & Southern Financial Group, Inc. (WSFG)
The Ohio Capital Fund LLC	Ohio	Limited Liability Company	Managed by Buckeye Venture Partners, LLC	state funded private equity fund
The Peppertree Fund, LP	Delaware	Limited Partnership	General Partner is Peppertree Partners, LLC	private equity fund
The Western and Southern Life Insurance Company (WSLIC)	Ohio	Corporation	100% owned by WSFG
Touchstone Advisors, Inc.	Ohio	Corporation	100% owned by IFS	registered investment adviser
Touchstone Securities, Inc.	Nebraska	Corporation	100% owned by IFS Financial Services, Inc.	securities broker-dealer
Tri-State Growth Capital Fund I, L.P.	Delaware	Limited Partnership	general partner is Tri-State Ventures, LLC and investors include WSLIC	private equity fund
Tri-State Growth Capital Fund II, L.P.	Delaware	Limited Partnership	general partner is Tri-State Ventures II, LLC and investors include WSLIC	private equity fund
Tri-State Ventures II, LLC	Delaware	Limited Liability Company	100% owned by FWIA	private equity fund
Tri-State Ventures, LLC	Delaware	Limited Liability Company	100% owned by FWIA	private equity fund
Union Centre Hotel LLC	Ohio	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Union LLC; 1% owned by ERI	ownership and operation of real estate
Uptown Denver Apartment Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Uptown Denver Investor, LLC	Ohio	Limited Liability Company	100% owned by Uptown Denver Apartment Holdings, LLC	ownership in real estate entity

Affiliate	State_Name	Entity	Ownership	Type of Business
Vinings Trace, LLC	Indiana	Limited Liability Company	99% owned by WSLIC, 1% owned by ERI	ownership and operation of real estate
Vulcan Hotel LLC	Alabama	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Birmingham LLC; 1% owned by ERI	ownership and operation of real estate
W & S Group, Inc.	Ohio	Corporation
W&S Brokerage Services, Inc.	Ohio	Corporation	100% owned by WSLAC	investment advisor and broker dealer
W&S Financial Group Distributors, Inc.	Ohio	Corporation	100% owned by IFS	general insurance agency
W&S Real Estate Holdings, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership of real estate entities
WestAd Inc.	Ohio	Corporation	100% owned by WSLIC	general advertising, book selling and publishing
Western & Southern Agency, Inc.	Ohio	Corporation	100% owned by WSLIC	general insurance agency
Western & Southern Financial Fund Inc	Ohio	Non Profit Corporation		charitable giving
Western & Southern Financial Group, Inc. (WSFG)	Ohio	Corporation	100% owned by WSMHC	holding company
Western & Southern Investment Holdings, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership of operating entities
Western & Southern Mutual Holding Company (WSMHC)	Ohio	Mutual Insurance Holding Company
Western-Southern Life Assurance Company (WSLAC)	Ohio	Corporation	100% owned by WSLIC
Windsor Hotel LLC	Connecticut	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Hartford LLC; 1% owned by ERI	ownership and operation of real estate
Winkler Extension Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by a trust for Separate Account A	real estate ownership entities
Wright Executive Hotel Limited Partners	Ohio	Limited Partnership	60.50% owned by WSLIC; 0.61% owned by WS Wright Hotel GP, LLC	ownership and operation of real estate
WS Airport Exchange GP, LLC	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
WS Country Place GP, LLC	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate

Affiliate	State_Name	Entity	Ownership	Type of Business
WS Lookout JV, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WS Wright Hotel GP, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WSA Commons, LLC	Georgia	Limited Liability Company	50% owned by WSLIC	ownership and operation of real estate
WSALD CEH, LLC	Ohio	Limited Liability Company	50% owned by WSLIC	ownership and operation of real estate
WSALD NPH, LLC	Ohio	Limited Liability Company	50% owned by WSLIC; 1% owned by Eagle	ownership and operation of real estate
WSL Partners, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
WSLR Birmingham LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Cincinnati LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Columbus LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Dallas LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Hartford LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Holdings LLC	Delaware	Limited Liability Company	24.49% owned by WSLIC	ownership of real estate entity
WSLR LLC	Delaware	Limited Liability Company	100% owned by WSLR Holdings LLC	ownership of real estate entities
WSLR Skyport LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Union LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
Yet to be named	Delaware	Limited Liability Company	69% by Belle Housing Investor Holdings, LLC	ownership of real estate
YT Crossing Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by YT Crossing Holdings, LLC	real estate ownership entities

Affiliate	State_Name	Entity	Ownership	Type of Business
YT Crossing Holdings, LLC	Ohio	Limited Liability Company	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities

ITEM 29. The Code of Regulations of Columbus Life Insurance Company provides in Article VI that:

ARTICLE VI

Indemnification and Insurance

Section 1. Indemnification. To the fullest extent not prohibited by applicable law, the corporation shall indemnify each director, officer and employee against any and all costs and expenses (including attorney fees, judgments, fines, penalties, amounts paid in settlement, and other disbursements) actually and reasonably incurred by or imposed upon such director, officer or employee in connection with any action, suit, investigation or proceeding (or any claim or other matter therein), whether civil, criminal, administrative or otherwise in nature, including any settlements thereof or any appeals therein, with respect to which such director, officer or employee is named or otherwise becomes or is threatened to be made a party by reason of being or at any time having been a director, officer or employee of the corporation, or, at the direction or request of the corporation, a director, trustee, officer, administrator, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture or other entity or enterprise including any employee benefit plan; provided, however, that no person shall be indemnified to the extent, if any, that the directors, acting at a meeting at which a quorum of directors who are not parties to or threatened with any such action, suit, investigation or proceeding, determine that such indemnification is contrary to applicable law.

Any director who is a party to or threatened with any such action, suit, investigation or proceeding shall not be qualified to vote; and if for this reason a quorum of directors, who are not disqualified from voting by reason of being parties to or threatened with such action, suit, investigation or proceeding, cannot be obtained, such determination shall be made by three attorneys at law, who have not theretofore represented the corporation in any matter and who shall be selected by all of the officers and directors of the corporation who are not parties to or threatened with any such action, suit, investigation or proceeding. If there are no officers or directors who are qualified to make such selection, the selection shall be made by a Judge of the Court of Common Pleas of Hamilton County, Ohio. Such indemnification shall not be deemed exclusive of any other right to which such director, officer or employee may be entitled under the Articles of Incorporation, this Code of Regulations, any agreement, any insurance purchased by the corporation, vote of shareholders or otherwise.

Section 2. Insurance. The Board of Directors of the corporation may secure and maintain such policies of insurance as it may consider appropriate to insure any person who is serving or has served as a director, officer or employee of the corporation, or who is serving or has served at the request of the corporation as a director, trustee, officer, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture, or other entity or enterprise including any employee benefit plan against any liability asserted against and incurred by such person.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. — PRINCIPAL UNDERWRITERS

(a)       Touchstone Securities, Inc. (“Touchstone”) acts as distributor for Contracts issued under Western-Southern Life Assurance Company Separate Accounts 1 and 2, Columbus Life Insurance Company Separate Account 1, Integrity Life Separate Accounts I, II, and VUL, National Integrity Separate Accounts I, II, and VUL, and as distributor for the shares of several series (Funds) of Touchstone Variable Series Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, and Touchstone Tax-Free Trust each of which is affiliated with the Depositor.

(b)       Set forth below are the names, principal business addresses and positions of each director and officer of Touchstone Securities.

Name	Position/Office with Touchstone Securities

James N. Clark	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	Director
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Donald J. Wuebbling	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	Chief Executive Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Steven M. Graziano	President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Sharon L. Karp	Vice President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Richard K. Taulbee	Vice President
400 Broadway
Cincinnati, Ohio 45202

Patricia J. Wilson	Vice President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Thomas A. Shoemake	Chief Compliance Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

James J. Vance	Vice President and Treasurer
400 Broadway
Cincinnati, Ohio 45202

Terrie A. Wiedenheft	Chief Financial Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Rhonda S. Malone	Secretary
400 Broadway
Cincinnati, Ohio 45202

Douglas B. Perry	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Timothy D. Speed	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Cheryl J. Stotts	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

(c)       The following table sets forth information about all commissions and compensation received by the principal underwriter, Touchstone Securities, Inc., relating to the Registrant, during the 12-month period ended December 31, 2012.

Net Underwriting Discounts and	Compensation on
Commissions	Redemptions	Brokerage Commissions	Compensation

$-0-	$-0-	$-0-	$-0-

ITEM 31. — LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Company at 400 East Fourth Street, Cincinnati, Ohio 45202.

ITEM 32. — MANAGEMENT SERVICES

Not Applicable.

ITEM 33. — FEE REPRESENTATION

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Columbus Life Insurance Company represents that, with respect to the Policies registered with the Securities and Exchange Commission by this Registration Statement, as it may be amended, and offered by the Prospectus included in the Registration Statement, all fees and charges imposed for any purpose and in any manner and deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Columbus Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the Guarantee issued by The Western and Southern Life Insurance Company (“Western-Southern”), filed as an exhibit to this Registration Statement (the “Western-Southern Guarantee Period”), the Depositor hereby undertakes to provide notice to policyholders covered by the Western-Southern Guarantee promptly after the happening of significant events related to the Western-Southern Guarantee.

These significant events include:  (i) termination of the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; (ii) a default under the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; or (iii) the insolvency of The Western and Southern Life Insurance Company (“Western-Southern”).

Depositor hereby undertakes during the Western-Southern Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of Western-Southern in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of Western-Southern regarding such financial statements.

During the Western-Southern Guarantee Period, the Depositor hereby undertakes to include in the prospectus an offer to supply to policyholders the Statement of Additional Information which shall contain current financial statements of Western-Southern, free of charge upon a policyholder’s request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbus Life Insurance Company Separate Account 1, certifies that it meets all the requirements for effectiveness of this registration statement under 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 25th  day of April, 2013.

COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1

By: COLUMBUS LIFE INSURANCE COMPANY

By:	/s/ J.J. Miller
J.J. Miller
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Principal Executive Officer:

/s/ J.J. Miller
J.J. Miller
President and Chief Executive Officer	April 25, 2013

Principal Accounting and Financial Officer:

/s/ Robert L. Walker	April 25, 2013
Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:	By:	/s/ Robert L. Walker
John F. Barrett*	Robert L. Walker
James N. Clark*	as attorney in fact
J.J. Miller*	for each Director*
James K. Risk, III*
Joseph H. Seaman*	April 25, 2013
Jerry B. Stillwell
Robert B. Truitt*
Robert L. Walker*

The Western and Southern Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 25th day of April 2013.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By:	/s/ Robert L. Walker
Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:
John F. Barrett*		By:	/s/ Robert L. Walker
Donald A. Bliss*		Robert L. Walker
James N. Clark*		as attorney in fact
Jo Ann Davidson*		for each Director*
Eugene P. Ruehlmann*
George V. Voinovich
George H. Walker, III*		April 25, 2013
Thomas L. Williams*

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(k)(1)	Opinion and Consent of Counsel.

(n)(1)	Consent of Independent Registered Public Accounting Firm